Exhibit 99.2

Supplemental **Disclosure**

Quarter ended June 30, 2019

BRIXMOR® Property Group | BRX LISTED NYSE

>	SUPPLEMENTAL DISCLOSURE

Three Months Ended June 30, 2019

TABLE OF CONTENTS

Page
Glossary of Terms	1
Results Overview & Guidance	3
Financial Summary
Consolidated Balance Sheets	5
Consolidated Statements of Operations	6
EBITDA	7
Funds From Operations (FFO)	8
Supplemental Balance Sheet Detail	9
NOI & Supplemental Statement of Operations Detail	10
Same Property NOI Analysis	11
Capital Expenditures	12
Capitalization, Liquidity & Debt Ratios	13
Debt Overview	14
Summary of Outstanding Debt	15
Covenant Disclosure	16
Investment Summary
Acquisitions	18
Dispositions	19
Anchor Space Repositioning Summary	20
Outparcel Development Summary	22
Redevelopment Summary	23
Future Redevelopment Opportunities	25
Portfolio Summary
Portfolio Overview	28
Top Forty Retailers Ranked by ABR	29
New & Renewal Lease Summary	30
New Lease Net Effective Rent & Leases Signed But Not Yet Commenced	31
Lease Expiration Schedule	32
Properties by Largest US MSAs	33
Largest MSAs by ABR	35
Properties by State	38
Property List	39

Note: Financial information is unaudited.

For additional information, please visit www.brixmor.com, follow Brixmor on Twitter at https://twitter.com/Brixmor, on Facebook at https://www.facebook.com/Brixmor, on Instagram at https://www.instagram.com/brixmorpopupshop and on Youtube at https://www.youtube.com/user/Brixmor, and find Brixmor on LinkedIn at www.linkedin.com/company/brixmor.

This Supplemental Disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to the Company’s expectations regarding the performance of its business, its financial results, its liquidity and capital resources and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including those described under the sections entitled "Forward-Looking Statements" and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document and in the Company’s filings with the SEC. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

Supplemental Disclosure - Three Months Ended June 30, 2019

GLOSSARY OF TERMS

Term	Definition

Anchor Spaces	Spaces equal to or greater than 10,000 square feet ("SF") of GLA.

Anchor Space Repositioning	Anchor leasing that is primarily focused on reconfiguring or significantly remerchandising existing space with minimal work required outside of normal tenant improvement and landlord costs.

Annualized Base Rent ("ABR")
Monthly base rent as of a specified date, under leases which have been signed or commenced as of the specified date, multiplied by 12. Annualized base rent is calculated on a cash basis and differs from how rent is calculated in accordance with generally accepted accounting principles in the United States of America (“GAAP”) for purposes of financial statements. See Straight-line Rent definition for additional information.

ABR PSF	ABR divided by leased GLA, excluding the GLA of lessee owned leasehold improvements.

Billed GLA	Aggregate GLA of all commenced leases, as of a specified date.

Development & Redevelopment Stabilization	Development and redevelopment projects are deemed stabilized upon the earlier of (i) reaching approximately 90% billed occupancy or (ii) one year after the property is placed in service.

EBITDA, EBITDAre, Adjusted EBITDA & Cash Adjusted EBITDA
Supplemental, non-GAAP performance measures. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of net income to each of these measures is provided on page 7.
EBITDA is calculated as the sum of net income (loss) calculated in accordance with GAAP before (i) interest expense, (ii) federal and state taxes, and (iii) depreciation and amortization. EBITDAre represents EBITDA as adjusted for (i) gain (loss) on sale of real estate assets and (ii) impairment of real estate assets. Adjusted EBITDA represents EBITDAre as adjusted for (i) gain (loss) on extinguishment of debt, net and (ii) other items that the Company believes are not indicative of the Company's operating performance. Cash Adjusted EBITDA represents Adjusted EBITDA as adjusted for (i) straight-line rental income, net, (ii) accretion of above- and below-market leases and tenant inducements, net, and (iii) straight-line ground rent expense.

Gross Leasable Area ("GLA")	Represents the total amount of leasable property square footage.

Leased GLA	Aggregate GLA of all signed or commenced leases, as of a specified date.

LIBOR	London Interbank Offered Rate.

Metropolitan Statistical Area ("MSA")
Defined by the United States Office of Management and Budget as a region associated with at least one urbanized area that has a population of at least 50,000 and comprises the central county or counties containing the core, plus adjacent outlying counties having a high degree of social and economic integration with the central county or counties as measured through commuting.

NAREIT	National Association of Real Estate Investment Trusts.

NAREIT Funds From Operations (“FFO")
A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of net income to NAREIT FFO is provided on page 8.
NAREIT defines FFO as net income (loss), calculated in accordance with GAAP, excluding (i) depreciation and amortization related to real estate, (ii) gains and losses from the sale of certain real estate assets, (iii) gains and losses from change in control, (iv) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity and (v) after adjustments for unconsolidated joint ventures calculated to reflect FFO on the same basis.

Net Effective Rent	Average ABR PSF over the lease term adjusted for tenant improvements and allowances, third party leasing commissions and tenant specific landlord work.

Net Operating Income ("NOI")
A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of NOI to net income is provided on page 10.
Calculated as total property revenues (base rent, expense reimbursements, adjustments for revenues deemed uncollectible, ancillary and other rental income, percentage rents and other revenues) less direct property operating expenses (operating costs, real estate taxes and provision for doubtful accounts). NOI excludes (i) corporate level expenses (including general and administrative), (ii) lease termination fees, (iii) straight-line rental income, net, (iv) accretion of above-and below-market leases and tenant inducements and (v) straight-line ground rent expense.

New Development	Refers to ground up development of new shopping centers. Does not refer to outparcel development.

NOI Yield
Calculated as the projected incremental NOI as a percentage of the incremental third party costs of a specified project, net of any project specific credits (i.e. lease termination fees or other ancillary credits).

Non-owned Major Tenant
Also known as a shadow anchor. Represents tenants that are situated on parcels which are owned by unrelated third parties, but, due to their location within or immediately adjacent to a shopping center, appear to the consumer as a retail tenant of the shopping center and, as a result, attract additional consumer traffic to the center.

Outparcel(s)
Refers to a portion of a shopping center, separate from the main retail buildings and generally located on the outer edge of a property, which may currently, or in the future, contain one or several freestanding buildings.

Outparcel Development
Construction of a new freestanding building, separate from the main retail buildings and generally located on the outer edge of a property. May also refer to the demolition of an existing outparcel building to accommodate the construction of a new building.

Percent Billed	Billed GLA as a percentage of total GLA.

Percent Leased	Leased GLA as a percentage of total GLA.

PSF	Per square foot of GLA.

Redevelopment	Larger scale projects that typically involve new construction, reconfiguration or demolition of a portion of the shopping center to accommodate new retailers.

Rent Spread
Represents the percentage change in cash ABR PSF in the first year of the new lease relative to cash ABR PSF in the last year of the old lease. Rent spreads are presented only for leases deemed comparable.

New Rent Spread
Includes new leases executed on units that were occupied within the prior 12 months. New leases signed on units that have been vacant for longer than 12 months and new leases signed on first generation space are non-comparable and excluded from New Rent Spreads.

Renewal Rent Spread
Includes renewal leases executed with the same tenant in all or a portion of the same location to extend the term of an expiring lease. Renewals that include the expansion of an existing tenant into space that has been vacant for longer than 12 months are non-comparable and excluded from Renewal Rent Spreads.

Option Rent Spread	Includes contractual renewal options exercised by tenants in the same location to extend the term of an expiring lease.

Total Rent Spread	Combined spreads for new, renewal and option leases.

Supplemental Disclosure - Three Months Ended June 30, 2019	Page 1

GLOSSARY OF TERMS

Term	Definition
Same Property NOI
A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of Same Property NOI to net income is provided on page 11.
Represents NOI of properties owned for the entirety of both periods excluding properties under development and completed New Development properties which have been stabilized for less than one year. Same Property NOI excludes income or expense associated with the Company's captive insurance entity.

	Number of Properties in Same Property NOI Analysis:
		Three Months Ended 6/30/19	Six Months Ended 6/30/19
	Total properties in Brixmor Property Group portfolio	421	421
	Acquired properties excluded from same property NOI	(2)	(2)
	Additional exclusions	(4)	(4)
	Same Property NOI pool	415	415

In addition, four outparcels acquired in 2019 and 2018 are excluded from the Same Property NOI pool. The balance of the shopping centers where those outparcels exist are included in the Same Property NOI pool.

Small Shop Spaces	Spaces less than 10,000 SF of GLA.

Straight-line Rent	Non-cash revenue related to GAAP requirement to average a tenant's contractual base rent over the life of the lease, regardless of the actual cash collected in the reporting period.

Year Built	Year of most recent redevelopment or year built if no redevelopment has occurred.

FASB Accounting Standards Codification - Topic 842 (Leases) ("ASC 842")

In connection with the Company’s adoption of ASC 842 on January 1, 2019, the financial statements have been impacted as follows:

Consolidated Balance Sheets

       • Addition of a right-of-use asset included in other assets. The right-of-use asset represents the value of the lease liability (described below) adjusted for initial direct costs, prepaid lease
       • payments and lease incentives.

       • Addition of a lease liability included in accounts payable, accrued expenses and other liabilities. The lease liability represents the present value of the future, fixed contractual lease
       • obligations under leases where the Company is the lessee.

Consolidated Statements of Operations
• Expense reimbursements and percentage rents are now included in rental income for all periods presented.

       • Rental income is presented net of revenues deemed uncollectible for the current periods. Prior period provision for doubtful accounts is included in operating expenses in accordance
       • with previous guidance and has not been reclassified to rental income.

• Revenues that are not specific to tenant leases have been reclassified from rental income to other revenues for all periods presented.

       • Indirect leasing costs previously capitalized, such as leasing payroll and/or legal costs associated with the execution of lease agreements, are expensed under ASC 842. Amounts incurred
       • in the current periods are now included in general and administrative, with no changes made to prior period presentations.

Non-GAAP Performance Measures

The Company presents the non-GAAP performance measures set forth below. These measures should not be considered as alternatives to, or more meaningful than, net income (calculated in accordance with GAAP) or other GAAP financial measures, as an indicator of financial performance and are not alternatives to, or more meaningful than, cash flow from operating activities (calculated in accordance with GAAP) as a measure of liquidity. Non-GAAP performance measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental financial results to those calculated in accordance with GAAP. The Company’s computation of these non-GAAP performance measures may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to similarly titled measures presented by such other REITs. Investors are cautioned that items excluded from these non-GAAP performance measures are relevant to understanding and addressing financial performance.

The Company believes that the non-GAAP performance measures it presents are useful to investors for the following reasons:
• EBITDA, EBITDAre, Adjusted • EBITDA & Cash Adjusted EBITDA
Considering the nature of its business as a real estate owner and operator, the Company believes that EBITDA is useful to investors in measuring its operating performance because the definition excludes items included in net income that do not relate to or are not indicative of the operating performance of the Company’s real estate, such as depreciation and amortization, interest expense and federal and state taxes. The Company believes EBITDAre is also useful to investors as it further eliminates disparities in EBITDA due to gain and losses on the disposition of operating properties and impairments of real estate assets during the period presented and therefore provides a more consistent metric for comparing the operating performance of the Company’s real estate between periods. The Company believes Adjusted EBITDA, which further eliminates disparities in EBITDAre due to gains and losses on extinguishment of debt and other items that the Company believes are not indicative of the Company’s operating performance, and Cash Adjusted EBITDA, which further eliminates straight-line rental income, net, accretion of above- and below-market leases and tenant inducements, net, and straight-line ground rent expense, are also useful to investors in understanding the Company’s operating performance and the Company’s ability to meet various coverage tests.

• NAREIT FFO
Considering the nature of its business as a real estate owner and operator, the Company believes that NAREIT FFO is useful to investors in measuring its operating and financial performance because the definition excludes items included in net income that do not relate to or are not indicative of the Company’s operating and financial performance, such as depreciation and amortization related to real estate, and items which can make periodic and peer analyses of operating and financial performance more difficult, such as gains and losses from the sale of certain real estate assets.

• NOI and Same Property NOI
Considering the nature of its business as a real estate owner and operator, the Company believes that NOI is useful to investors in measuring the operating performance of its property portfolio because the definition excludes various items included in net income that do not relate to, or are not indicative of, the operating performance of the Company’s properties, such as depreciation and amortization and corporate level expenses (including general and administrative). The Company believes Same Property NOI is also useful to investors as it further eliminates disparities in NOI due to the acquisition or disposition of properties or the stabilization of completed New Development properties during the period presented and therefore provides a more consistent metric for comparing the operating performance of the Company’s real estate between periods.

Supplemental Disclosure - Three Months Ended June 30, 2019	Page 2

RESULTS OVERVIEW & GUIDANCE
Unaudited, dollars in thousands, except per share and per square foot amounts

	Three Months Ended		Six Months Ended
Summary Financial Results	6/30/19	6/30/18	6/30/19	6/30/18
Total revenues (page 6)	$ 291,005	$ 313,030	$ 582,144	$ 630,205
Net income (page 6) (1)	68,960	80,362	131,860	141,384
Net income per diluted share (page 6) (1)	0.23	0.26	0.44	0.47
Adjusted EBITDA (page 7) (1)	194,141	212,524	386,044	424,517
Cash Adjusted EBITDA (page 7) (1)	184,336	201,687	367,118	404,558
NAREIT FFO (page 8) (1)	142,724	154,263	285,531	309,091
NAREIT FFO per diluted share (page 8) (1)	0.48	0.51	0.96	1.02
Items that impact FFO comparability, net per share (page 8)	(0.00)	(0.00)	(0.01)	(0.01)
Dividends declared per share (page 8)	0.280	0.275	0.560	0.550
Dividend payout ratio (as % of NAREIT FFO) (page 8)	58.4	53.9	58.4%	53.9
NOI (page 10)	207,190	222,051	413,855	444,943

	Three Months Ended
Summary Operating and Financial Ratios	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18
NOI margin (page 10) (2)	74.1	73.5	73.0%	73.8	73.8
Same property NOI growth (page 11) (3)	1.8	2.0	(0.2)%	1.2	1.4
Fixed charge coverage (page 13)	4.0x	4.1x	3.9x	3.5x	3.6x
Net principal debt to Adjusted EBITDA (page 13) (4)	6.4x	6.4x	6.2x	6.2x	6.4x

Outstanding Classes of Stock	As of 6/30/19	As of 3/31/19	As of 12/31/18	As of 9/30/18	As of 6/30/18
Common shares outstanding (page 13)	297,846	297,987	298,489	299,892	302,627

Summary Portfolio Statistics (5)	As of 6/30/19	As of 3/31/19	As of 12/31/18	As of 9/30/18	As of 6/30/18
Number of properties (page 28)	421	422	425	445	471
Percent billed (page 28)	87.5	87.5	88.4%	89.4	89.4
Percent leased (page 28)	91.5	91.1	91.9%	92.5	92.5
ABR PSF (page 28)	$ 14.39	$ 14.32	$ 14.10	$ 13.89	$ 13.73
New lease rent spread (page 30)	30.4	32.7	31.5%	39.7	28.7
New & renewal lease rent spread (page 30)	13.9	12.3	11.2%	13.4	14.3
Total - new, renewal & option lease rent spread (page 30)	11.7	9.8	9.5%	12.1	11.2
Total - new, renewal & option GLA (page 30)	3,299,874	3,184,376	3,093,665	3,135,370	3,396,474

2019 Guidance	Current	Previous (at 3/31/19)	YTD
NAREIT FFO per diluted share (6)(7)	$1.86 - $1.94	$1.86 - $1.94	$ 0.96
Same property NOI growth	2.75% - 3.25%	2.75% - 3.25%	1.90%

(1) The Company capitalized $2.6 million and $5.5 million, or $0.01 and $0.02 per diluted share, of leasing payroll and legal costs during the three and six months ended June 30, 2018. In connection with the Company’s adoption of ASC 842 on January 1, 2019, the Company is no longer capitalizing such costs.

(2) In connection with the Company’s adoption of ASC 842 on January 1, 2019, prior year ratios have been updated for consistency with the current presentation.
(3) Reflects same property NOI as reported for the specified period.
(4) For purposes of financial ratios, Adjusted EBITDA is annualized based on current quarter results.
(5) Reflects portfolio statistics as reported for the specified period.
(6) Does not include any expectations of additional one-time items, including, but not limited to, litigation and other non-routine legal expenses.
(7) Includes prospective capital recycling.

Supplemental Disclosure - Three Months Ended June 30, 2019	Page 3

>	FINANCIAL SUMMARY

Supplemental Disclosure
Three Months Ended June 30, 2019

CONSOLIDATED BALANCE SHEETS
Unaudited, dollars in thousands, except share information

	As of	As of
	6/30/19	12/31/18
Assets
Real estate
Land	$1,805,993	$1,804,504
Buildings and tenant improvements	7,569,557	7,535,985
Construction in progress	132,296	90,378
Lease intangibles	646,102	667,910
	10,153,948	10,098,777
Accumulated depreciation and amortization	(2,424,153)	(2,349,127)
Real estate, net	7,729,795	7,749,650
Cash and cash equivalents	10,809	41,745
Restricted cash	2,447	9,020
Marketable securities	15,813	30,243
Receivables, net	221,683	228,297
Deferred charges and prepaid expenses, net	144,178	145,662
Real estate assets held for sale	32,085	2,901
Other assets (1)	63,713	34,903
Total assets	$8,220,523	$8,242,421

Liabilities
Debt obligations, net	$4,925,537	$4,885,863
Accounts payable, accrued expenses and other liabilities (1)	530,805	520,459
Total liabilities	5,456,342	5,406,322

Equity
Common stock, $0.01 par value; authorized 3,000,000,000 shares;
305,323,128 and 305,130,472 shares issued and 297,846,251 and 298,488,516
shares outstanding	2,978	2,985
Additional paid-in capital	3,223,058	3,233,329
Accumulated other comprehensive income (loss)	(7,887)	15,973
Distributions in excess of net income	(453,968)	(416,188)
Total equity	2,764,181	2,836,099
Total liabilities and equity	$8,220,523	$8,242,421

(1) In connection with the Company’s adoption of ASC 842 on January 1, 2019, a right-of-use asset and lease liability were recorded and are included in Other assets and Accounts payable, accrued expenses and other liabilities, respectively. See page 9 for additional information.

Supplemental Disclosure - Three Months Ended June 30, 2019	Page 5

CONSOLIDATED STATEMENTS OF OPERATIONS
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended		Six Months Ended
	6/30/19	6/30/18	6/30/19	6/30/18
Revenues
Rental income (1)	$290,737	$312,720	$580,692	$629,517
Other revenues	268	310	1,452	688
Total revenues	291,005	313,030	582,144	630,205

Operating expenses
Operating costs	29,307	33,881	60,565	69,371
Real estate taxes	43,189	44,947	86,515	90,672
Depreciation and amortization	81,593	91,334	166,988	181,717
Provision for doubtful accounts	—	949	—	3,364
Impairment of real estate assets	6,186	11,927	9,298	27,829
General and administrative (2)	25,175	21,320	50,618	43,746
Total operating expenses	185,450	204,358	373,984	416,699

Other income (expense)
Dividends and interest	300	104	447	200
Interest expense	(48,475)	(55,200)	(95,141)	(110,371)
Gain on sale of real estate assets	13,043	28,262	20,645	39,710
Loss on extinguishment of debt, net	(707)	(291)	(677)	(423)
Other	(756)	(1,185)	(1,574)	(1,238)
Total other expense	(36,595)	(28,310)	(76,300)	(72,122)

Net income	$68,960	$80,362	$131,860	$141,384

Per common share:
Net income:
Basic	$0.23	$0.27	$0.44	$0.47
Diluted	$0.23	$0.26	$0.44	$0.47
Weighted average shares:
Basic	298,140	302,776	298,372	303,468
Diluted	298,893	302,934	298,895	303,614

(1) In connection with the Company’s adoption of ASC 842 on January 1, 2019, Rental income includes Expense reimbursements and Percentage rents for all periods presented. Additionally, for the three and six months ended June 30, 2019, Rental income is presented net of Revenues deemed uncollectible. See page 10 for additional information.

(2) The Company capitalized $2.6 million and $5.5 million of leasing payroll and legal costs during the three and six months ended June 30, 2018. In connection with the Company's adoption of ASC 842 on January 1, 2019, the Company is no longer capitalizing such costs.

Supplemental Disclosure - Three Months Ended June 30, 2019	Page 6

EBITDA
Unaudited, dollars in thousands

	Three Months Ended		Six Months Ended
	6/30/19	6/30/18	6/30/19	6/30/18

Net income (1)	$68,960	$80,362	$131,860	$141,384
Interest expense	48,475	55,200	95,141	110,371
Federal and state taxes	831	902	1,586	1,116
Depreciation and amortization	81,593	91,334	166,988	181,717
EBITDA	199,859	227,798	395,575	434,588
Gain on sale of real estate assets	(13,043)	(28,262)	(20,645)	(39,710)
Impairment of real estate assets	6,186	11,927	9,298	27,829
EBITDAre	$193,002	$211,463	$384,228	$422,707

EBITDAre	$193,002	$211,463	$384,228	$422,707
Loss on extinguishment of debt, net	707	291	677	423
Litigation and other non-routine legal expenses	373	604	1,070	1,188
Transaction expenses	59	166	69	199
Total adjustments	1,139	1,061	1,816	1,810
Adjusted EBITDA	$194,141	$212,524	$386,044	$424,517

Adjusted EBITDA	$194,141	$212,524	$386,044	$424,517
Straight-line rental income, net	(6,184)	(3,784)	(11,220)	(6,881)
Accretion of above- and below-market leases and tenant inducements, net	(3,653)	(7,083)	(7,769)	(13,138)
Straight-line ground rent expense (2)	32	30	63	60
Total adjustments	(9,805)	(10,837)	(18,926)	(19,959)
Cash Adjusted EBITDA	$184,336	$201,687	$367,118	$404,558

(1) The Company capitalized $2.6 million and $5.5 million of leasing payroll and legal costs during the three and six months ended June 30, 2018. In connection with the Company's adoption of ASC 842 on January 1, 2019, the Company is no longer capitalizing such costs.

(2) Straight-line ground rent expense is included in Operating costs on the Consolidated Statements of Operations.

Supplemental Disclosure - Three Months Ended June 30, 2019	Page 7

FUNDS FROM OPERATIONS (FFO)
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended		Six Months Ended
	6/30/19	6/30/18	6/30/19	6/30/18

Net income (1)	$68,960	$80,362	$131,860	$141,384
Depreciation and amortization related to real estate	80,621	90,236	165,018	179,588
Gain on sale of real estate assets	(13,043)	(28,262)	(20,645)	(39,710)
Impairment of real estate assets	6,186	11,927	9,298	27,829
NAREIT FFO	$142,724	$154,263	$285,531	$309,091

NAREIT FFO per diluted share (1)	$0.48	$0.51	$0.96	$1.02
Weighted average diluted shares outstanding	298,893	302,934	298,895	303,614

Items that impact FFO comparability
Loss on extinguishment of debt, net	$(707)	$(291)	$(677)	$(423)
Litigation and other non-routine legal expenses	(373)	(604)	(1,070)	(1,188)
Transaction expenses	(59)	(166)	(69)	(199)
Total items that impact FFO comparability	$(1,139)	$(1,061)	$(1,816)	$(1,810)
Items that impact FFO comparability, net per share	$(0.00)	$(0.00)	$(0.01)	$(0.01)

Additional Disclosures
Straight-line rental income, net	$6,184	$3,784	$11,220	$6,881
Accretion of above- and below-market leases and tenant inducements, net	3,653	7,083	7,769	13,138
Straight-line ground rent expense (2)	(32)	(30)	(63)	(60)

Dividends declared per share	$0.280	$0.275	$0.560	$0.550
Dividends declared	$83,397	$83,223	$166,833	$166,500
Dividend payout ratio (as % of NAREIT FFO)	58.4%	53.9%	58.4%	53.9%

(1) The Company capitalized $2.6 million and $5.5 million, or $0.01 and $0.02 per diluted share, of leasing payroll and legal costs during the three and six months ended June 30, 2018. In connection with the Company’s adoption of ASC 842 on January 1, 2019, the Company is no longer capitalizing such costs.

(2) Straight-line ground rent expense is included in Operating costs on the Consolidated Statements of Operations.

Supplemental Disclosure - Three Months Ended June 30, 2019	Page 8

SUPPLEMENTAL BALANCE SHEET DETAIL
Unaudited, dollars in thousands

	As of	As of
	6/30/19	12/31/18

Receivables, net
Straight-line rent receivable	$136,821	$128,154
Tenant receivables	89,731	96,047
Allowance for doubtful accounts	(22,803)	(21,724)
Insurance receivable (1)	—	19,461
Other	17,934	6,359
Total receivables, net	$221,683	$228,297

Deferred charges and prepaid expenses, net
Deferred charges, net	$124,836	$126,082
Prepaid expenses, net	19,342	19,580
Total deferred charges and prepaid expenses, net	$144,178	$145,662

Other assets
Right-of-use asset (2)	$41,803	$—
Furniture, fixtures and leasehold improvements, net	12,335	13,771
Interest rate swaps	5,974	18,630
Other	3,601	2,502
Total other assets	$63,713	$34,903

Accounts payable, accrued expenses and other liabilities
Accounts payable and other accrued expenses	$221,555	$234,651
Below market leases, net	117,479	126,874
Dividends payable	85,179	85,284
Lease liability (2)	46,831	—
Interest rate swaps	13,956	2,571
Accrued SEC settlement (3)	7,000	7,000
Real estate liabilities held for sale	789	—
Accrued litigation (1)	—	19,461
Other	38,016	44,618
Total accounts payable, accrued expenses and other liabilities	$530,805	$520,459

(1) In May 2017, the Company entered into a settlement agreement with respect to a class action lawsuit filed in March 2016.  The agreed upon settlement amount is within the coverage amount of the Company’s applicable insurance policies. For additional information, refer to Form 10-K, filed with the Securities and Exchange Commission (“SEC”) on February 11, 2019.

(2) In connection with the Company’s adoption of ASC 842 on January 1, 2019, a right-of-use asset and lease liability were recorded and are included in Other assets and Accounts payable, accrued expenses and other liabilities, respectively.

(3) The Company and the Staff of the SEC Enforcement Division have been discussing a possible negotiated resolution with respect to the SEC investigation. Agreement has been reached on the material terms of such a resolution, which are still subject to finalizing the necessary documents and obtaining approval by the SEC, which cannot be assured. The agreement, among other things, requires the payment of a civil penalty of $7.0 million, which the Company has accrued as a contingent liability for the quarter ended December 31, 2018. For additional information, refer to Form 10-K, filed with the SEC on February 11, 2019.

Supplemental Disclosure - Three Months Ended June 30, 2019	Page 9

NOI & SUPPLEMENTAL STATEMENT OF OPERATIONS DETAIL
Unaudited, dollars in thousands

	Three Months Ended		Six Months Ended
	6/30/19	6/30/18	6/30/19	6/30/18
Net Operating Income Detail
Base rent	$212,380	$228,159	$423,449	$456,846
Expense reimbursements	62,675	67,363	127,629	138,241
Revenues deemed uncollectible / Provision for doubtful accounts	(2,147)	(949)	(4,991)	(3,364)
Ancillary and other rental income / Other revenues	4,683	4,596	9,853	8,571
Percentage rents	2,063	1,680	4,932	4,632
Operating costs	(29,275)	(33,851)	(60,502)	(69,311)
Real estate taxes	(43,189)	(44,947)	(86,515)	(90,672)
Net operating income	$207,190	$222,051	$413,855	$444,943

Operating Ratios
NOI margin (NOI / revenues) (1)	74.1%	73.8%	73.8%	73.6%
Expense recovery ratio (expense reimbursements / (operating costs + real estate taxes))	86.5%	85.5%	86.8%	86.4%

Reconciliation of Net Operating Income to Net Income
Net operating income	$207,190	$222,051	$413,855	$444,943
Lease termination fees	1,514	365	2,283	1,896
Straight-line rental income, net	6,184	3,784	11,220	6,881
Accretion of above- and below-market leases and tenant inducements, net	3,653	7,083	7,769	13,138
Straight-line ground rent expense (2)	(32)	(30)	(63)	(60)
Depreciation and amortization	(81,593)	(91,334)	(166,988)	(181,717)
Impairment of real estate assets	(6,186)	(11,927)	(9,298)	(27,829)
General and administrative	(25,175)	(21,320)	(50,618)	(43,746)
Total other expense	(36,595)	(28,310)	(76,300)	(72,122)
Net income	$68,960	$80,362	$131,860	$141,384

Supplemental Statement of Operations Detail
Rental income (3)
Base rent	$212,380	$228,159	$423,449	$456,846
Expense reimbursements	62,675	67,363	127,629	138,241
Revenues deemed uncollectible	(2,147)	—	(4,991)	—
Lease termination fees	1,514	365	2,283	1,896
Straight-line rental income, net	6,184	3,784	11,220	6,881
Accretion of above- and below-market leases and tenant inducements, net	3,653	7,083	7,769	13,138
Ancillary and other rental income	4,415	4,286	8,401	7,883
Percentage rents	2,063	1,680	4,932	4,632
Total rental income	$290,737	$312,720	$580,692	$629,517

Other revenues	$268	$310	1,452	688

Interest expense
Mortgage, note and other interest	$35,326	$44,589	$68,359	$89,071
Unsecured credit facility and term loan interest	11,683	10,421	23,687	21,034
Capitalized interest	(778)	(515)	(1,404)	(1,169)
Deferred financing cost amortization	1,764	1,631	3,551	3,313
Debt premium / discount amortization, net	480	(926)	948	(1,878)
Total interest expense	$48,475	$55,200	$95,141	$110,371

Other
Federal and state taxes	$831	$902	$1,586	$1,116
Other	(75)	283	(12)	122
Total other	$756	$1,185	$1,574	$1,238

Additional General and Administrative Disclosures
Capitalized construction compensation costs	$3,587	$2,805	$6,910	$5,029
Capitalized leasing legal costs (4)	—	547	—	1,371

Capitalized leasing payroll costs (4)	$—	$2,007	$—	$4,137
Capitalized leasing commission costs	1,765	1,474	2,954	2,946
Total capitalized leasing compensation costs	$1,765	$3,481	$2,954	$7,083

Equity based compensation, net	$3,134	$2,784	$5,611	$5,268

(1) NOI margin includes the impact of Revenues deemed uncollectible / Provision for doubtful accounts within Revenues for all periods presented.
(2) Straight-line ground rent expense is included in Operating costs on the Consolidated Statements of Operations.
(3) In connection with the Company’s adoption of ASC 842 on January 1, 2019, Rental income includes Expense reimbursements and Percentage rents for all periods presented. Additionally, for the three and six months ended June 30, 2019, Rental income is presented net of Revenues deemed uncollectible.

(4) The Company capitalized $2.6 million and $5.5 million of leasing payroll and legal costs during the three and six months ended June 30, 2018. In connection with the Company's adoption of ASC 842 on January 1, 2019, the Company is no longer capitalizing such costs.

Supplemental Disclosure - Three Months Ended June 30, 2019	Page 10

SAME PROPERTY NOI ANALYSIS
Unaudited, dollars in thousands

	Three Months Ended			Six Months Ended
	6/30/19	6/30/18	Change	6/30/19	6/30/18	Change
Same Property NOI Analysis
Number of properties	415	415	—	415	415	—
Percent billed	87.8%	89.2%	(1.4%)	87.8%	89.2%	(1.4%)
Percent leased	91.8%	92.5%	(0.7%)	91.8%	92.5%	(0.7%)

Revenues (1)
Base rent	$209,951	$206,392		$418,366	$411,361
Expense reimbursements	61,939	61,343		125,964	125,338
Revenues deemed uncollectible	(1,956)	—		(4,767)	—
Ancillary and other rental income / Other revenues	4,626	4,276		9,464	7,809
Percentage rents	2,046	1,609		4,915	4,502
	276,606	273,620	1.1%	553,942	549,010	0.9%
Operating expenses
Operating costs	(29,003)	(30,553)		(59,598)	(62,179)
Real estate taxes	(42,428)	(41,079)		(85,195)	(82,747)
Provision for doubtful accounts	—	(514)		—	(2,621)
	(71,431)	(72,146)	(1.0%)	(144,793)	(147,547)	(1.9%)
Same property NOI	$205,175	$201,474	1.8%	$409,149	$401,463	1.9%

NOI margin (1)(2)	74.2%	73.8%		73.9%	73.5%
Expense recovery ratio	86.7%	85.6%		87.0%	86.5%

Percent Contribution to Same Property NOI Growth:
	Change	Percent Contribution		Change	Percent Contribution
Base rent	$3,559	1.7%		$7,005	1.7%
Revenues deemed uncollectible / Provision for doubtful accounts	(1,442)	(0.7%)		(2,146)	(0.5%)
Net recoveries	797	0.4%		759	0.2%
Ancillary and other rental income / Other revenues	350	0.2%		1,655	0.4%
Percentage rents	437	0.2%		413	0.1%
		1.8%			1.9%

Reconciliation of Net Income to Same Property NOI
Same property NOI	$205,175	$201,474		$409,149	$401,463
Adjustments:
Non-same property NOI	2,015	20,577		4,706	43,480
Lease termination fees	1,514	365		2,283	1,896
Straight-line rental income, net	6,184	3,784		11,220	6,881
Accretion of above- and below-market leases and tenant inducements, net	3,653	7,083		7,769	13,138
Straight-line ground rent expense	(32)	(30)		(63)	(60)
Depreciation and amortization	(81,593)	(91,334)		(166,988)	(181,717)
Impairment of real estate assets	(6,186)	(11,927)		(9,298)	(27,829)
General and administrative	(25,175)	(21,320)		(50,618)	(43,746)
Total other expense	(36,595)	(28,310)		(76,300)	(72,122)
Net income	$68,960	$80,362		$131,860	$141,384

(1) In connection with the Company’s adoption of ASC 842 on January 1, 2019, Revenues is presented net of Revenues deemed uncollectible for the three and six months ended June 30, 2019.
(2) NOI margin includes the impact of Revenues deemed uncollectible / Provision for doubtful accounts within Revenues for all periods presented.

Supplemental Disclosure - Three Months Ended June 30, 2019	Page 11

CAPITAL EXPENDITURES
Unaudited, dollars in thousands

	Three Months Ended		Six Months Ended
	6/30/19	6/30/18	6/30/19	6/30/18
Leasing related:
Tenant improvements and tenant inducements	$16,428	$18,759	$31,340	$39,182
External leasing commissions	2,639	1,970	4,487	5,003
	19,067	20,729	35,827	44,185

Value-enhancing:
Anchor space repositionings	20,535	7,221	35,552	18,014
Outparcel developments	3,973	3,000	6,078	4,103
Redevelopments	37,475	20,241	59,673	33,243
New development	2,204	2,325	3,392	5,054
Other (1)	2,725	716	5,517	1,528
	66,912	33,503	110,212	61,942

Maintenance capital expenditures (2)	12,131	4,608	17,978	8,238

Total capital expenditures	$98,110	$58,840	$164,017	$114,365

(1) Includes, but is not limited to, minor value-enhancing projects, LED lighting upgrades and solar array installations.
(2) Excludes costs related to Hurricane Michael recoveries, as they are expected to be reimbursed by the Company's insurance carrier.

Supplemental Disclosure - Three Months Ended June 30, 2019	Page 12

CAPITALIZATION, LIQUIDITY & DEBT RATIOS
Unaudited, dollars and shares in thousands except per share amounts

			As of	As of
			6/30/19	12/31/18
Equity Capitalization:
Common shares outstanding			297,846	298,489
Common share price			$17.88	$14.69
Total equity capitalization			$5,325,486	$4,384,803

Debt:
Revolving credit facility			$145,000	$306,000
Term loans			950,000	1,150,000
Unsecured notes			3,868,453	3,468,453
Secured mortgage			7,000	7,000
Total principal debt			4,970,453	4,931,453
Less: Net unamortized discount			(11,136)	(11,300)
Less: Deferred financing fees			(33,780)	(34,290)
Total debt			4,925,537	4,885,863
Less: Cash, cash equivalents and restricted cash			(13,256)	(50,765)
Net debt			$4,912,281	$4,835,098

Total market capitalization:			$10,237,767	$9,219,901

Liquidity:
Cash and cash equivalents and restricted cash			$13,256	$50,765
Available under revolving credit facility (1)			1,100,748	938,813
			$1,114,004	$989,578

Ratios:
Principal debt to total market capitalization			48.6%	53.5%
Principal debt to total assets, before depreciation			46.7%	46.6%
Secured principal debt to total assets, before depreciation			0.1%	0.1%
Net principal debt to Adjusted EBITDA (2)(3)			6.4x	6.2x
Unencumbered assets to unsecured debt			2.1x	2.1x
Interest coverage (Adjusted EBITDA / interest expense) (2)			4.0x	4.0x
Fixed charge coverage (Adjusted EBITDA / (interest expense + scheduled principal payments)) (2)			4.0x	3.9x

			As of	As of
			6/30/19	12/31/18
Percentage of total debt:
Fixed			89.0%	83.7%
Variable			11.0%	16.3%
Unencumbered summary:
Percent of properties			99.8%	99.8%
Percent of ABR			99.9%	99.9%
Percent of NOI			99.9%	99.9%
Weighted average maturity (years):
Fixed			5.6	5.4
Variable			2.7	4.3
Total			5.3	5.2

Credit Ratings & Outlook:

Fitch Ratings	BBB-	Positive
Moody's Investors Service	Baa3	Stable
Standard & Poor's Ratings Services	BBB-	Stable

(1) Funds available under the revolving credit facility are reduced by three outstanding letters of credit totaling $4.3 million.
(2) For purposes of financial ratios, Adjusted EBITDA is annualized based on the current quarter results.
(3) The Company capitalized $3.2 million, or 0.1x, of leasing payroll and legal costs during the three months ended December 31, 2018. In connection with the Company’s adoption of ASC 842 on January 1, 2019, the Company is no longer capitalizing such costs.

Supplemental Disclosure - Three Months Ended June 30, 2019	Page 13

DEBT OVERVIEW
Unaudited, dollars in thousands

Maturity Schedule - Debt obligations
	Year		Maturities	Weighted Avg Stated Interest Rate
	2019		$—	—
	2020		—	—
	2021		300,000	3.03%
	2022		750,000	3.79%
	2023		995,000	2.97%
	2024		807,000	3.98%
	2025		700,000	3.85%
	2026		607,542	4.17%
	2027		400,000	3.90%
	2028		7,708	6.90%
	2029+		403,203	4.15%
	Total Debt Maturities		$4,970,453	3.71%

	Net unamortized discount		(11,136)
	Deferred financing costs		(33,780)
	Debt obligations, net		$4,925,537

Detailed Maturity Schedule - Debt obligations

	Fixed Rate Secured Mortgage		Variable Rate and Fixed Rate Unsecured Notes		Variable Rate and Fixed Rate Unsecured Credit Facility / Term Loans

Year	Maturities	Weighted Avg Stated Interest Rate	Maturities	Weighted Avg Stated Interest Rate	Maturities	Weighted Avg Stated Interest Rate
2019	$—	—	$—	—	$—	—
2020	—	—	—	—	—	—
2021	—	—	—	—	300,000	3.03%
2022	—	—	750,000	3.79%	—	—
2023	—	—	500,000	3.25%	495,000	2.70%
2024	7,000	4.40%	500,000	3.65%	300,000	4.51%
2025	—	—	700,000	3.85%	—	—
2026	—	—	607,542	4.17%	—	—
2027	—	—	400,000	3.90%	—	—
2028	—	—	7,708	6.90%	—	—
2029+	—	—	403,203	4.15%	—	—
Total Debt Maturities	$7,000	4.40%	$3,868,453	3.83%	$1,095,000	3.28%

Supplemental Disclosure - Three Months Ended June 30, 2019	Page 14

SUMMARY OF OUTSTANDING DEBT
Unaudited, dollars in thousands

	Outstanding	Weighted Average	Maturity	Percent of
Loan / Property Name	Balance	Stated Interest Rate	Date	Total Indebtedness
FIXED RATE DEBT:
Secured Mortgage
Larchmont Centre	$7,000	4.40	3/1/24	0.14
TOTAL FIXED RATE SECURED MORTGAGE	7,000	4.40		0.14

Unsecured fixed rate debt
Term Loan Facility - $500,000 (1)	150,000	2.36	7/31/21	3.02
Term Loan Facility - $350,000 (2)	350,000	2.36	12/12/23	7.04
Term Loan Facility - $300,000 (3)(4)	300,000	4.51	7/26/24	6.04
TOTAL UNSECURED FIXED RATE DEBT	800,000	3.17		16.10

Unsecured Notes
3.88%, 2022 Brixmor OP Notes	500,000	3.88	8/15/22	10.06
3.25%, 2023 Brixmor OP Notes	500,000	3.25	9/15/23	10.06
3.65%, 2024 Brixmor OP Notes	500,000	3.65	6/15/24	10.06
3.85%, 2025 Brixmor OP Notes	700,000	3.85	2/1/25	14.08
4.13%, 2026 Brixmor OP Notes	600,000	4.13	6/15/26	12.07
7.97%, 2026 Brixmor LLC Notes	694	7.97	8/14/26	0.01
7.65%, 2026 Brixmor LLC Notes	6,100	7.65	11/2/26	0.12
7.68%, 2026 Brixmor LLC Notes I	748	7.68	11/2/26	0.02
3.90%, 2027 Brixmor OP Notes	400,000	3.90	3/15/27	8.05
6.90%, 2028 Brixmor LLC Notes I	2,222	6.90	2/15/28	0.04
6.90%, 2028 Brixmor LLC Notes II	5,486	6.90	2/15/28	0.11
4.13%, 2029 Brixmor OP Notes	400,000	4.13	5/15/29	8.05
7.50%, 2029 Brixmor LLC Notes	3,203	7.50	7/30/29	0.06
TOTAL FIXED RATE UNSECURED NOTES	3,618,453	3.84		72.79

TOTAL FIXED RATE DEBT	$4,425,453	3.72		89.03

VARIABLE RATE DEBT:
Unsecured variable rate debt
Term Loan Facility - $500,000 (LIBOR + 125 basis points)	$150,000	3.69	7/31/21	3.02
2022 Brixmor OP Notes (LIBOR + 105 basis points)	250,000	3.63	2/1/22	5.03
Revolving Credit Facility (LIBOR + 110 basis points)	145,000	3.50	2/28/23	2.92
TOTAL UNSECURED VARIABLE RATE DEBT	545,000	3.61		10.97

TOTAL VARIABLE RATE DEBT	$545,000	3.61		10.97

TOTAL DEBT OBLIGATIONS	$4,970,453	3.71		100.00

Net unamortized discount	(11,136)
Deferred financing costs	(33,780)
DEBT OBLIGATIONS, NET	$4,925,537

(1) Effective November 1, 2016, $150,000 of the Term Loan Facility - $500,000 is swapped from one-month LIBOR to a fixed rate of 1.113% (plus a spread of 125 basis points) through July 30, 2021.
(2) Effective November 1, 2016, the Term Loan Facility - $350,000 is swapped from one-month LIBOR to a fixed rate of 1.113% (plus a spread of 125 basis points) through July 30, 2021.
(3) Effective January 2, 2019, the Term Loan Facility - $300,000 is swapped from one-month LIBOR to a fixed, combined rate of 2.611% (plus a spread of 190 basis points) through July 26, 2024.
(4) The spread on the Term Loan Facility - $300,000 will decrease from 190 basis points to 125 basis points effective July 28, 2019.

Supplemental Disclosure - Three Months Ended June 30, 2019	Page 15

COVENANT DISCLOSURE
Unaudited, dollars in thousands

Unsecured OP Notes Covenant Disclosure
	Covenants	6/30/19

I. Aggregate debt test	< 65%	47.4%
Total Debt		4,925,537
Total Assets (1)		10,381,012

II. Secured debt test	< 40%	0.1%
Total Secured Debt		7,197
Total Assets (1)		10,381,012

III. Unencumbered asset ratio	> 150%	210.7%
Total Unencumbered Assets (1)		10,361,658
Unsecured Debt		4,918,340

IV. Debt service test	> 1.5x	4.0x
Consolidated EBITDA		772,088
Annual Debt Service Charge		193,484

(1) Effective June 30, 2019, Total Assets and Total Unencumbered Assets exclude right-of-use assets associated with the adoption of ASC 842.

For detailed descriptions of the unsecured OP notes covenant calculations and definitions of capitalized terms please refer to the Prospectus Supplement filed by the OP with the SEC on May 8, 2019 and the notes and indenture incorporated therein by reference.

Unsecured Credit Facility Covenant Disclosure
	Covenants	6/30/19

I. Leverage ratio	< 60%	38.0%
Total Outstanding Indebtedness		4,970,453
Balance Sheet Cash (1)		18,974
Total Asset Value		13,026,837

II. Secured leverage ratio (2)	< 40%	N/A
Total Secured Indebtedness		7,000
Balance Sheet Cash (1)		18,974
Total Asset Value		13,026,837

III. Unsecured leverage ratio	< 60%	38.0%
Total Unsecured Indebtedness		4,963,453
Unrestricted Cash (3)		16,527
Unencumbered Asset Value		13,009,161

IV. Fixed charge coverage ratio	> 1.5x	4.5x
Total Net Operating Income		846,554
Capital Expenditure Reserve		10,992
Fixed Charges		187,190

(1) Balance Sheet Cash consists of Cash and cash equivalents, Restricted cash and certain Marketable securities.
(2) The secured leverage ratio is (0.1%) due to the impact of Balance Sheet Cash.
(3) Unrestricted Cash consists of Cash and cash equivalents and certain Marketable securities.

For detailed descriptions of the unsecured credit facility covenant calculations and definitions of capitalized terms please refer to the Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of December 12, 2018 filed as Exhibit 10.26 to Form 10-K, filed with the SEC on February 11, 2019.

Supplemental Disclosure - Three Months Ended June 30, 2019	Page 16

>	INVESTMENT SUMMARY

Supplemental Disclosure
Three Months Ended June 30, 2019

ACQUISITIONS
Dollars in thousands, except ABR PSF

Property Name	MSA	Purchase Date	Purchase Price	GLA / Acres		Percent Leased		ABR PSF	Major Tenants (1)

Three Months Ended June 30, 2019 (2)
Land adjacent to Parmer Crossing	Austin-Round Rock, TX	4/22/19	$2,155	0.7 acres		-		-	-
Centennial Shopping Center	Denver-Aurora-Lakewood, CO	4/23/19	17,900	113,682		92.7%		$37.69	King Soopers (Kroger), Pet Supplies Plus
Plymouth Square Shopping Center (3)	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	5/1/19	56,000	235,728	(3)	79.9%	(3)	$18.84	Weis Markets, Marshalls, REI, Sweat Fitness
			$76,055	349,410 / 0.7 acres

	TOTAL - SIX MONTHS ENDED JUNE 30, 2019		$76,055	349,410 / 0.7 acres

(1) Major tenants exclude non-owned major tenants.
(2) In addition, on June 7, 2019, Brixmor paid $2,400 to terminate a lease and acquire subleases at Baytown Shopping Center in Baytown, TX.
(3) Plymouth Square Shopping Center excludes square footage related to the anticipated relocation of Brixmor's regional office.

Supplemental Disclosure - Three Months Ended June 30, 2019	Page 18

DISPOSITIONS
Dollars in thousands, except ABR PSF

Property Name	MSA	Sale Date	Sale Price	GLA / Acres	Percent Leased	ABR PSF (1)	Major Tenants (2)

Three Months Ended March 31, 2019
Applegate Ranch Shopping Center	Merced, CA	2/1/19	$24,700	153,721	96.3%	$16.71	Marshall's, Petco
Forest Hills Village	Dallas-Fort Worth-Arlington, TX	2/13/19	5,400	69,651	100.0%	5.87	Foodland Markets, Family Dollar, Hi Style Fashion
Green Acres	Saginaw, MI	3/8/19	16,000	244,005	89.9%	15.41	Kroger, Planet Fitness, Rite Aid
			$46,100	467,377

Three Months Ended June 30, 2019
Spring Mall - Walgreens (3)	Milwaukee-Waukesha-West Allis, WI	4/23/19	$5,100	16,940	100.0%	$22.14	Walgreens
Streetsboro Crossing	Akron, OH	4/30/19	7,900	89,436	93.9%	7.28	Giant Eagle
The Manchester Collection - Northern Hills (3)	Hartford-West Hartford-East Hartford, CT	5/17/19	4,950	11,980	100.0%	37.81	Men's Warehouse
Westlane Shopping Center	Indianapolis-Carmel-Anderson, IN	5/24/19	6,950	71,602	100.0%	9.79	Save-A-Lot, Citi Trends
Bay Pointe Plaza	Tampa-St. Petersburg-Clearwater, FL	6/12/19	25,600	95,760	98.3%	17.43	Publix, Bealls Outlet, Pet Supermarket
Covington Gallery - Arby's (3)	Atlanta-Sandy Springs-Roswell, GA	6/27/19	1,635	2,400	100.0%	43.75	-
			$52,135	288,118

	TOTAL - SIX MONTHS ENDED JUNE 30, 2019		$98,235	755,495

(1) ABR PSF excludes the GLA of lessee owned leasehold improvements.
(2) Major tenants exclude non-owned major tenants.
(3) Represents partial sale of shopping center. Data presented reflects only the portion of property sold.

Supplemental Disclosure - Three Months Ended June 30, 2019	Page 19

ANCHOR SPACE REPOSITIONING SUMMARY
Dollars in thousands

Property Name	MSA	Description

IN PROCESS ANCHOR SPACE REPOSITIONINGS
New Projects Added To In Process Pipeline During The Three Months Ended June 30, 2019
1	Briggsmore Plaza	Modesto, CA	Remerchandise former Fallas with a 19K SF dd's Discounts (Ross Dress for Less)
2	Rivercrest Shopping Center	Chicago-Naperville-Elgin, IL-IN-WI	Remerchandise former Ultra Foods with an 88K SF At Home
3	Westridge Court - Project II	Chicago-Naperville-Elgin, IL-IN-WI	Remerchandise former Gordman's with a 50K SF Edge Fitness
4	Parkway Plaza	Winston-Salem, NC	Remerchandise former Fallas with a 17K SF Badcock Home Furniture
5	Williamson Square - Project II	Nashville-Davidson--Murfreesboro--Franklin, TN	Combine former Sky Zone and Hard Knocks to accommodate a 49K SF Painted Tree Marketplace
6	Broadway	Houston-The Woodlands-Sugar Land, TX	Remerchandise former Fallas with a 15K SF Blink Fitness (Equinox)

In Process Projects
7	Cudahy Plaza	Los Angeles-Long Beach-Anaheim, CA	Remerchandise former Kmart with a 40K SF Chuze Fitness, a 25K SF junior anchor and additional small shop space
8	Superior Marketplace	Boulder, CO	Remerchandise former Sports Authority with a 23K SF Stickley Furniture and a 17K SF Goldfish Swim School
9	Northgate Shopping Center	Deltona-Daytona Beach-Ormond Beach, FL	Remerchandise former Sears Essentials with a 45K SF Big Lots, a 33K SF Tractor Supply, a 22K SF Planet Fitness and additional small shop space
10	Annex of Arlington	Chicago-Naperville-Elgin, IL-IN-WI	Relocate and expand Binny’s Beverage Depot to 34K SF, replacing a former hhgregg, and remerchandise former Binny’s Beverage Depot with additional retailers
11	Westridge Court - Project I	Chicago-Naperville-Elgin, IL-IN-WI	Remerchandise former Shoe Carnival and adjacent small shop space with an 18K SF Cost Plus World Market and remerchandise former 2nd and Charles space with a 29K SF Bed Bath & Beyond
12	London Marketplace	London, KY	Remerchandise former Kmart with a 36K SF Kohl's, a 24K SF Marshalls, a 22K SF Planet Fitness and a 9K SF Five Below
13	Perkins Farm Marketplace	Worcester, MA-CT	Remerchandise and expand former Fallas with a 35K SF Ollie's Bargain Outlet
14	18 Ryan	Detroit-Warren-Dearborn, MI	Remerchandise former Kroger with a 39K SF Dream Market grocer and a 13K SF RedLine Athletics
15	Delco Plaza	Detroit-Warren-Dearborn, MI	Remerchandise former Babies"R"Us with a 55K SF Urban Air Adventure Park
16	Cayuga Mall	Ithaca, NY	Remerchandise former T.J.Maxx with a 20K SF Planet Fitness and a 10K SF Dollar Tree and renovation of existing Big Lots in conjunction with store remodel
17	Falcaro's Plaza	New York-Newark-Jersey City, NY-NJ-PA	Remerchandise former OfficeMax and adjacent small shop space with a 20K SF Planet Fitness and an 11K SF Dollar Tree
18	Suffolk Plaza	New York-Newark-Jersey City, NY-NJ-PA	Remerchandise former A&P with a 37K SF 24 Hour Fitness and an additional junior anchor space
19	Franklin Square - Project I	Charlotte-Concord-Gastonia, NC-SC	Remerchandise former Michaels with a 10K SF Partners in Primary Care and additional small shop space
20	Florence Plaza - Florence Square - Project I	Cincinnati, OH-KY-IN	Rightsize existing T.J.Maxx / HomeGoods combo store to 48K SF to accommodate addition of a 23K SF A.C. Moore
21	Florence Plaza - Florence Square - Project II	Cincinnati, OH-KY-IN	Remerchandise former hhgregg with a 31K SF Bob’s Furniture and a 27K SF Ross Dress for Less
22	Dickson City Crossings	Scranton--Wilkes-Barre--Hazleton, PA	Remerchandise former Dick's Sporting Goods with a 41K SF Burlington Stores and an additional junior anchor
23	Greeneville Commons	Greeneville, TN	Remerchandise former Kmart with a 52K SF Hobby Lobby, a 21K SF Marshalls and a 9K SF Five Below and remerchandise former JC Penney with a 22K SF Ross Dress for Less
24	Kingston Overlook	Knoxville, TN	Remerchandise former Babies"R"Us with a 42K SF Urban Air Adventure Park
25	Crossroads Centre - Pasadena	Houston-The Woodlands-Sugar Land, TX	Remerchandise and expand former Sears Outlet with a 34K SF LA Fitness and additional small shop space
26	Maplewood	Houston-The Woodlands-Sugar Land, TX	Relocate and expand Burke’s Outlet to 21K SF, combining underutilized small shop space
27	Texas City Bay	Houston-The Woodlands-Sugar Land, TX	Remerchandise former Marathon Oil office space with a 42K SF Conn's, a 22K SF Planet Fitness, a 19K SF Harbor Freight and additional retail space
28	Ridgeview Centre	Big Stone Gap, VA	Remerchandise remaining former Kmart space with a 20K SF Marshalls and an additional junior anchor

Number of Projects	Net Estimated Costs (1)	Gross Costs to Date	Expected NOI Yield (1)
Total In Process	28	$108,900	$49,850	9% - 14%

Supplemental Disclosure - Three Months Ended June 30, 2019	Page 20

ANCHOR SPACE REPOSITIONING SUMMARY
Dollars in thousands

Property Name	MSA	Description

STABILIZED ANCHOR SPACE REPOSITIONINGS
Projects Stabilized During The Three Months Ended June 30, 2019
1	Lompoc Center	Santa Maria-Santa Barbara, CA	Remerchandise former Staples with a 10K SF Ulta, a 9K SF Five Below and a 5K SF Famous Footwear
2	Clearwater Mall	Tampa-St. Petersburg-Clearwater, FL	Remerchandise former hhgregg with a 35K SF Burlington Stores
3	Market Centre	Elkhart-Goshen, IN	Remerchandise former MC Sports with a 21K SF JOANN
4	Arborland Center	Ann Arbor, MI	Remerchandise former Toys"R"Us with a 48K SF Gardner White Furniture
5	Ellisville Square	St. Louis, MO-IL	Remerchandise and expand former Sports Authority with a 22K SF ALDI and a 15K SF Petco
6	Franklin Square - Project II	Charlotte-Concord-Gastonia, NC-SC	Remerchandise former Fallas with an 11K SF Five Below
7	Williamson Square - Project I	Nashville-Davidson--Murfreesboro--Franklin, TN	Remerchandise former Tuesday Morning with a 10K SF Goldfish Swim School and a 4K SF Burn Boot Camp
8	Tanglewilde Center	Houston-The Woodlands-Sugar Land, TX	Remerchandise and expand former Ace Hardware with a 19K SF ALDI and additional small shop space
9	Hilltop Plaza	Virginia Beach-Norfolk-Newport News, VA-NC	Relocate and expand JOANN to 24K SF, replacing a former Office Depot and remerchandise former JOANN with a 10K SF Ulta

Projects Stabilized During The Three Months Ended March 31, 2019
10	Springdale - Phase I	Mobile, AL	Reconfigure two-level former Belk building and remerchandise with a 25K SF Bed Bath & Beyond, a 20K SF Shoe Station and an 18K SF Cost Plus World Market
11	Springdale - Phase II	Mobile, AL	Relocate and rightsize existing Burlington Stores to 47K SF and remerchandise former Old Navy with an 18K SF Burke's Outlet
12	Arapahoe Crossings	Denver-Aurora-Lakewood, CO	Remerchandise former Gordman's with a 40K SF Burlington Stores and a 15K SF Planet Fitness
13	Bedford Grove	Manchester-Nashua, NH	Remerchandise former Hannaford with a 36K SF Bed Bath & Beyond and a 21K SF Boston Interiors
14	The Commons at Wolfcreek	Memphis, TN-MS-AR	Remerchandise former hhgregg with a 39K SF Painted Tree Marketplace

Number of Projects	Net Project Costs (1)	NOI Yield (1)
Total Stabilized	14	$45,350	9%

(1) Represents gross project costs less any project specific credits (lease termination fees or other ancillary credits).

The in process projects listed above are actively underway and reflect projects for which leases have been executed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, or that the net estimated costs or expected NOI yields will be the amounts shown. The net estimated costs and expected NOI yields are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.

Supplemental Disclosure - Three Months Ended June 30, 2019	Page 21

OUTPARCEL DEVELOPMENT SUMMARY
Dollars in thousands

					Net	Gross

				Stabilization	Estimated	Costs	Expected
	Property Name	MSA	Project Description	Quarter	Costs (1)	to Date	NOI Yield (1)

IN PROCESS OUTPARCEL DEVELOPMENTS
	New Projects Added To In Process Pipeline During The Three Months Ended June 30, 2019
1	Rockland Plaza	New York-Newark-Jersey City, NY-NJ-PA	Construction of a 5K SF multi-tenant outparcel, including a 3K SF Shake Shack and a 2K SF Chipotle	Jun-20	$3,850	$450	9%
2	Southport Centre	Minneapolis-St. Paul-Bloomington, MN-WI	Demolition of former Bakers Square for construction of a 5K SF Panera	Dec-20	550	100	3%

	In Process Projects
3	Arapahoe Crossings	Denver-Aurora-Lakewood, CO	Construction of a 6K SF multi-tenant outparcel with a 4K SF Fuzzy's Taco Shop and a 2K SF Dunkin'	Sep-19	2,400	2,150	9%
4	Banks Station	Atlanta-Sandy Springs-Roswell, GA	Construction of a 2K SF Del Taco	Sep-19	400	400	20%
5	Northmall Centre	Tucson, AZ	Construction of a 2K SF Starbucks	Dec-19	1,300	400	7%
6	Westridge Court	Chicago-Naperville-Elgin, IL-IN-WI	Construction of an 8K SF Lazy Dog Restaurant and Bar	Dec-19	2,200	850	6%
7	Dalewood I, II & III Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Construction of a 5K SF multi-tenant outparcel, including a 3K SF Shake Shack	Dec-19	2,850	2,700	15%
8	Winwood Town Center	Odessa, TX	Construction of a 7K SF Rodeo Dental	Mar-20	2,000	1,450	9%
9	Hanover Square	Richmond, VA	Construction of a 12K SF multi-tenant outparcel, including a 5K SF Panera, a 4K SF Aspen Dental, and a 2K SF Chipotle	Mar-20	4,250	2,850	11%
10	Market Centre	Elkhart-Goshen, IN	Construction of a 10K SF multi-tenant outparcel, including a 2K SF GNC and a 1K SF Cricket Wireless	Jun-20	3,050	2,050	9%
11	Park Hills Plaza	Altoona, PA	Construction of a 10K SF multi-tenant outparcel, including a 3K SF Sleep Number, a 2K SF Kay Jewelers, a 2K SF Starbucks, and a 1K SF Sports Clips	Sep-20	3,900	2,000	9%
	TOTAL IN PROCESS OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE				$26,750	$15,400	10%

				Stabilization		Net Project
	Property Name	MSA	Project Description	Quarter		Costs (1,2)	NOI Yield (1,2)

STABILIZED OUTPARCEL DEVELOPMENTS
	Projects Stabilized During The Three Months Ended March 31, 2019
1	Westview Center	Chicago-Naperville-Elgin, IL-IN-WI	Construction of a 4K SF Andigo Credit Union	Mar-19		$200	60%
2	Springfield Place	New York-Newark-Jersey City, NY-NJ-PA	Construction of a 4K SF multi-tenant outparcel with a 2K SF Chipotle and a 2K SF Motion Stretch Studio	Mar-19		3,100	8%
3	The Shoppes at Cinnaminson	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Construction of a 3K SF Chase	Mar-19		1,200	15%
4	Milestone Plaza	Greenville-Anderson-Mauldin, SC	Construction of a 5K SF Panera	Mar-19		450	9%
5	Fry Road Crossing	Houston-The Woodlands-Sugar Land, TX	Construction of a 4K SF Freddy's Frozen Custard and Steakburgers	Mar-19		100	160%
	TOTAL STABILIZED OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$5,050	14%

(1) Represents gross project costs less any project specific credits (lease termination fees or other ancillary credits).
(2) Net project costs and NOI yields may vary from those previously disclosed due to final project reconciliations.

The in process projects listed above are actively underway and reflect projects for which leases have been executed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, or that the net estimated costs or expected NOI yields will be the amounts shown or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.

Supplemental Disclosure - Three Months Ended June 30, 2019	Page 22

REDEVELOPMENT SUMMARY
Dollars in thousands

						Net	Gross	Expected
				Property	Stabilization	Estimated	Costs	NOI
	Property Name	MSA	Project Description	Acreage	Quarter	Costs (1)	to Date	Yield (1)

IN PROCESS REDEVELOPMENTS

	New Projects Added To In Process Pipeline During The Three Months Ended June 30, 2019

1	Village at Mira Mesa - Phase II	San Diego-Carlsbad, CA	Raze existing Firestone and 16K SF of outparcel buildings to accommodate construction of three retail and restaurant outparcels totaling 24K SF, including a 4K SF Mo-Mo-Paradise, a 4K SF Time Warner, a 2K SF Sunmerry Bakery, and additional small shop space	36	Jun-21	$10,400	$1,200	7

	In Process Projects

2	Rose Pavilion - Phase II	San Francisco-Oakland-Hayward, CA	Remerchandise former Toscana Furniture with an 8K SF Pet Supplies Plus; expansion of existing Fitness 19 and Phenix Salon Suites; and shopping center upgrades including façade and common area enhancements and solar array installation	27	Sep-19	6,450	6,000	10

3	Marlton Crossing	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment and rightsize existing Burlington Stores to 51K SF prototype to accommodate addition of a 33k SF Sprouts Farmers Market; remerchandise former Champps with a 10K SF Chickie & Pete's; and shopping center upgrades including parking reconfiguration, an additional outparcel and new façades	34	Sep-19	16,050	10,250	7

4	Village at Mira Mesa - Phase I (2)	San Diego-Carlsbad, CA
Remerchandise and expand former Kohl’s with a 32K SF Sprouts Farmers Market, construction of a 24K SF Michaels, a 21K SF BevMo!, and 10K SF Five Below; demolish existing outparcel to accommodate construction of a 6K SF multi-tenant retail building; addition of outdoor dining patios and gathering areas; shopping center upgrades including façade, new landscaping, parking realignment, point of entry and pylon sign improvements; and sustainable features including solar array installation, LED lighting, smart irrigation and lighting control, integrated mesh network systems and electric vehicle charging stations
				36	Dec-19	20,800	15,550	9

5	Hearthstone Corners	Houston-The Woodlands-Sugar Land, TX	Remerchandise former Kroger with a 63K SF El Rancho grocer; redevelopment of former Stein Mart and adjacent small shop space with a 40K SF Conn's; and shopping center upgrades including façade renovations and pylon sign upgrades	16	Dec-19	3,750	1,100	9

6	Beneva Village Shoppes	North Port-Sarasota-Bradenton, FL	Demolish and rebuild 30-year old 42K SF Publix with a 46K SF Publix prototype and new endcap space next to Publix; right-size small shop GLA by 6K SF; shopping center upgrades include façade, landscaping and parking enhancements; and sustainable features including smart irrigation and LED Lighting	14	Mar-20	10,650	5,800	10

7	Carmel Village	Corpus Christi, TX	Redevelopment and reconfiguration of former Beall's and multiple adjacent small shop spaces with a 24K SF Crunch Fitness and a 9K SF Dollar Tree; and shopping center upgrades including façade renovations	7	Mar-20	3,100	1,700	9

8	Jester Village	Houston-The Woodlands-Sugar Land, TX	Recapture and redevelopment of former H-E-B and adjacent junior anchor vacancy with a 37K SF 24 Hour Fitness and additional retailers; and shopping center upgrades including façade and parking lot renovations	5	Mar-20	9,400	2,250	9

9	Mamaroneck Centre	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of former A&P with a 12K SF CVS and a 13K SF North Shore Farms; demolish adjacent 5K SF residential building (acquired in anticipation of redevelopment) to accommodate construction of 12K SF of small shop retail; and shopping center upgrades including landscaping, storm water and parking enhancements and LED lighting	2	Jun-20	12,400	9,200	10

10	Collegeville Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Addition of a 15K SF Kimberton Whole Foods organic grocer; remerchandise 29K SF of underutilized space with new relevant retailers; and shopping center upgrades including façade renovations, LED lighting, new pylon signage and new landscaping	14	Jun-20	4,950	2,450	14

11	Braes Heights	Houston-The Woodlands-Sugar Land, TX	Expansion of existing My Salon Suite to 14K SF; remerchandise shopping center with new relevant retailers; shopping center upgrades including full center façade renovation, parking reconfiguration, pylon sign improvements and new landscaping	6	Jun-20	6,450	4,450	8

12	Seminole Plaza	Tampa-St. Petersburg-Clearwater, FL	Redevelopment and rightsize existing Burlington Stores to 54K SF to accommodate addition of a 33K SF Sprouts Farmers Market; remerchandise additional small shop space with relevant retailers; and shopping center upgrades including facade renovations, parking lot enhancements and pylon sign upgrades	12	Sep-20	8,900	550	9

13	High Point Centre	Chicago-Naperville-Elgin, IL-IN-WI	Redevelopment of 40K SF of poorly configured retail space with a 34K SF LA Fitness and 2K SF of small shops; construction of a 5K SF outparcel; and shopping center upgrades including new landscaping	35	Sep-20	10,450	7,200	9

Supplemental Disclosure - Three Months Ended June 30, 2019	Page 23

REDEVELOPMENT SUMMARY
Dollars in thousands

						Net	Gross	Expected
				Property	Stabilization	Estimated	Costs	NOI
	Property Name	MSA	Project Description	Acreage	Quarter	Costs (1)	to Date	Yield (1)

14	Speedway Super Center - Phase II	Indianapolis-Carmel-Anderson, IN	Redevelop and rightsize existing Kohl's to 60K SF to accommodate additional retailers; combine small shop spaces for a 12K SF Department of Motor Vehicles; and shopping center upgrades including façade renovations and parking lot and lighting enhancements	66	Sep-20	7,900	3,200	10

15	Wynnewood Village - Phase I	Dallas-Fort Worth-Arlington, TX	Raze existing 24K SF office building and relocate / terminate existing shops; ground up construction of a 73K SF Maya Cinemas and a 34K SF LA Fitness	65	Sep-20	21,300	8,000	8

16	Maple Village - Phase II	Ann Arbor, MI	Construction of a 34K SF LA Fitness and a 4K SF endcap; addition of an 8K SF Five Below, an 8K SF Kirkland’s, a 5K SF Sola Salon and a 5K SF Carter’s; and shopping center upgrades including façade renovations and common area enhancements	31	Dec-20	16,350	13,200	7

17	Roseville Center	Minneapolis-St. Paul-Bloomington, MN-WI	Demolish 26K SF of retail space to accommodate a 22K SF ALDI; reconfigure remaining underutilized small shop space; and shopping center upgrades including façade renovations, parking lot reconfiguration and common area enhancements	6	Dec-20	6,350	2,050	9

18	Roosevelt Mall	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Demolish 13K SF of retail space to accommodate construction of a 34K SF LA Fitness and combine small shop spaces for an 11K SF Oak Street Health	36	Dec-20	10,100	3,100	8

19	Village at Newtown	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Expansion and renovation of center including 60K SF of new construction; remerchandise existing small shop retail; and shopping center upgrades including façade, common areas and infrastructure enhancements	30	Dec-20	39,150	17,600	9

20	Marco Town Center	Naples-Immokalee-Marco Island, FL	Remerchandise existing small shop spaces and extensive shopping center upgrades including façade, landscaping, lighting and signage enhancements, parking lot reconfiguration and common area improvements including addition of outdoor dining patios and gathering areas	10	Mar-21	9,950	550	10

21	Hamilton Plaza	Trenton, NJ	Redevelopment of former Kmart with a 75K SF Urban Air Adventure Park and a 10K SF Dollar Tree; construction of a 6K SF outparcel; and shopping center upgrades including façade, parking and lighting enhancements	18	Mar-21	12,150	2,650	8

22	Pointe Orlando - Phase I	Orlando-Kissimmee-Sanford, FL	Remerchandise existing small shop retail with relevant retailers including an 11K SF Hampton Social and a 4K SF Hopdoddy Burger Bar; rebranding and reconfiguration of the center; and extensive shopping center upgrades including facade, landscaping and lighting upgrades and common area enhancements including public seating areas, addition of digital directories and kiosks and improved pedestrian plazas	17	Sep-21	31,900	2,850	8

	TOTAL IN PROCESS REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$278,900	$120,900	9

(1) Represents gross project costs less any project specific credits (lease termination fees or other ancillary credits).
(2) Net estimated costs exclude $3 million of project specific credits (lease termination fees or other ancillary credits).

The in process projects listed above are actively underway and reflect projects for which leases have been executed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, or that the net estimated costs or expected NOI yields will be the amounts shown or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.

Supplemental Disclosure - Three Months Ended June 30, 2019	Page 24

FUTURE REDEVELOPMENT OPPORTUNITIES

	Property Name	MSA	Project Description

MAJOR REDEVELOPMENTS
1	University Mall	Sacramento--Roseville--Arden-Arcade, CA	Extensive repositioning and reconfiguration with experiential retailers, densification of site, potential residential component
2	Village at Mira Mesa - Phase III	San Diego-Carlsbad, CA	Redevelopment of existing anchor space for multiple retailers and potential residential rental component
3	Superior Marketplace (1)	Boulder, CO	Redevelopment and repositioning of shopping center with multiple retailers, restaurants and/or multi-family or hospitality users
4	Mall at 163rd Street	Miami-Fort Lauderdale-West Palm Beach, FL	Extensive redevelopment and repositioning of shopping center, densification of site, reconfiguration of existing retail space
5	Shops at Palm Lakes	Miami-Fort Lauderdale-West Palm Beach, FL	Redevelopment of existing anchor space for multiple retailers and/or entertainment users, potential outparcel development
6	Pointe Orlando - Phase II	Orlando-Kissimmee-Sanford, FL	Redevelopment, densification and rebranding for multiple retailers, hospitality, and/or entertainment users
7	Arborland Center	Ann Arbor, MI	Redevelopment and repositioning of shopping center, densification of site
8	Richfield Hub	Minneapolis-St. Paul-Bloomington, MN-WI	Redevelopment and repositioning of shopping center, densification of site
9	Kings Park Plaza (1)	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of shopping center to leverage proximity to area transit, remerchandise with multiple retailers, potential multi-family component
10	Stewart Plaza	New York-Newark-Jersey City, NY-NJ-PA	Reconfigure existing anchor space and remerchandise with multiple retailers
11	Three Village Shopping Center (1)	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of shopping center to leverage proximity to area transit, remerchandise with multiple retailers, potential multi-family component
12	Plymouth Square Shopping Center (1)	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment and remerchandising of shopping center, reconfigure and repurpose underutilized space with office users
13	Roosevelt Mall - Future Phases	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Extensive repositioning and reconfiguration, densification of site
14	Market Plaza	Dallas-Fort Worth-Arlington, TX	Extensive redevelopment and repositioning of shopping center, remerchandise with multiple retailers
15	Preston Park Village	Dallas-Fort Worth-Arlington, TX	Repurpose, assemble and reposition for national retail merchandise mix, densification of site, enhancement of common areas
16	Wynnewood Village - Future Phases	Dallas-Fort Worth-Arlington, TX	Redevelopment and repositioning of shopping center, densification of site
17	Spring Mall	Milwaukee-Waukesha-West Allis, WI	Extensive redevelopment and reconfiguration of shopping center, potential outparcel development

MINOR REDEVELOPMENTS
1	Springdale - Future Phases	Mobile, AL	Demolition of former theatre to accommodate redevelopment of existing anchor space for multiple retailers
2	Gateway Plaza (1)	Los Angeles-Long Beach-Anaheim, CA	Redevelopment of existing anchor space with fitness users
3	Carmen Plaza	Oxnard-Thousand Oaks-Ventura, CA	Densification of site, including multi-tenant outparcel developments
4	Upland Town Square	Riverside-San Bernardino-Ontario, CA	Densification of site, including outparcel development
5	Westminster City Center (1)	Denver-Aurora-Lakewood, CO	Redevelopment of existing anchor space for multiple retailers
6	Fox Run	Washington-Arlington-Alexandria, DC-VA-MD-WV	Redevelopment of existing anchor spaces for multiple retailers, potential outparcel development, enhancement of common areas
7	Venetian Isle Shopping Ctr	Miami-Fort Lauderdale-West Palm Beach, FL	Redevelopment of existing anchor space for new anchor prototype, potential outparcel development
8	Freedom Square	Naples-Immokalee-Marco Island, FL	Redevelopment of existing anchor space for multiple retailers and/or entertainment users
9	Dolphin Village	Tampa-St. Petersburg-Clearwater, FL	Remerchandise with experiential retailers, addition of a new anchor prototype, reconfiguration of space for junior anchors, outparcel development
10	Venice Village Shoppes	North Port-Sarasota-Bradenton, FL	Redevelopment of existing anchor space for new anchor prototype and façade renovation
11	Mansell Crossing	Atlanta-Sandy Springs-Roswell, GA	Densification of site, including one or more multi-tenant outparcel developments
12	Haymarket Mall (1)	Des Moines-West Des Moines, IA	Redevelopment of existing anchor space for multiple retailers
13	Tinley Park Plaza	Chicago-Naperville-Elgin, IL-IN-WI	Reconfiguration of existing footprint for multiple retailers and/or entertainment users, outparcel development
14	Westridge Court	Chicago-Naperville-Elgin, IL-IN-WI	Redevelopment of existing anchor space, adjacent retail space, densification of site and façade renovation
15	Capitol Shopping Center	Concord, NH	Redevelopment of existing anchor space for multiple retailers
16	College Plaza (1)	New York-Newark-Jersey City, NY-NJ-PA	Densification of site, including one or more multi-tenant outparcel developments
17	Laurel Square	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of existing anchor space for multiple retailers, enhancement of common areas
18	Western Hills Plaza	Cincinnati, OH-KY-IN	Redevelopment of existing anchor space for multiple retailers, enhancement of common areas
19	Southland Shopping Center (1)	Cleveland-Elyria, OH	Reconfigure and remerchandise existing two story retail building
20	Lehigh Shopping Center	Allentown-Bethlehem-Easton, PA-NJ	Redevelopment of existing anchor spaces for multiple retailers, façade renovation

Supplemental Disclosure - Three Months Ended June 30, 2019	Page 25

FUTURE REDEVELOPMENT OPPORTUNITIES

	Property Name	MSA	Project Description

21	Bristol Park	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of existing anchor spaces for multiple retailers, potential outparcel development, enhancement of common areas
22	Collegetown Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of existing anchor spaces for multiple retailers, potential outparcel development, enhancement of common areas
23	Whitemarsh Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Densification of site, including multi-tenant outparcel developments
24	Hillcrest Market Place	Spartanburg, SC	Redevelopment of existing anchor space for multiple retailers, potential outparcel development, enhancement of common areas
25	The Commons at Wolfcreek	Memphis, TN-MS-AR	Densification of site, including multi-tenant outparcel developments
26	Kessler Plaza	Dallas-Fort Worth-Arlington, TX	Remerchandise former discount grocer with multiple retailers

(1) Indicates project added to pipeline during the three months ended June 30, 2019.

The Company has identified potential future reinvestment opportunities at the properties listed above. Many of these opportunities are, or will soon be, in preliminary planning phases and as such, may not ultimately become active reinvestments. Proceeding with these reinvestments could be subject to factors outside of the Company’s control which could delay, suspend or defer the expected opportunity or timing of execution. While the Company believes that these projects are likely to become active in the near-term, it should be noted that this list will fluctuate as projects become active, suspended or otherwise rescheduled. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended

December 31, 2018.

Supplemental Disclosure - Three Months Ended June 30, 2019	Page 26

>	PORTFOLIO SUMMARY

Supplemental Disclosure
Three Months Ended June 30, 2019

PORTFOLIO OVERVIEW
Dollars in thousands, except per square foot amounts

		As of:
		6/30/19	3/31/19	12/31/18	9/30/18	6/30/18

Number of properties		421	422	425	445	471
GLA		73,280,766	73,192,186	73,673,124	76,577,108	79,997,289
Percent billed		87.5%	87.5%	88.4%	89.4%	89.4%
Percent leased		91.5%	91.1%	91.9%	92.5%	92.5%
TOTAL ≥ 10,000 SF		94.2%	93.5%	94.6%	95.5%	95.6%
TOTAL < 10,000 SF		85.3%	85.7%	85.7%	85.5%	85.1%
ABR		$894,735	$887,463	$887,743	$911,116	$941,392
ABR PSF		$14.39	$14.32	$14.10	$13.89	$13.73

PORTFOLIO BY UNIT SIZE AS OF 6/30/19
	Number of Units	GLA	Percent Billed	Percent Leased	Percent of Vacant GLA	ABR	ABR PSF
≥ 35,000 SF	478	28,568,629	90.5%	94.1%	27.2%	$235,851	$10.14
20,000 - 34,999 SF	517	13,585,543	89.5%	95.1%	10.7%	136,498	10.79
10,000 - 19,999 SF	642	8,799,880	90.2%	93.4%	9.4%	110,529	13.83
5,000 - 9,999 SF	1,205	8,296,334	83.5%	87.3%	17.0%	122,052	17.81
< 5,000 SF	6,671	14,030,380	80.0%	84.1%	35.7%	289,805	25.38
TOTAL	9,513	73,280,766	87.5%	91.5%	100.0%	$894,735	$14.39

TOTAL ≥ 10,000 SF	1,637	50,954,052	90.2%	94.2%	47.3%	$482,878	$11.00
TOTAL < 10,000 SF	7,876	22,326,714	81.3%	85.3%	52.7%	411,857	22.54

Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended June 30, 2019	Page 28

TOP FORTY RETAILERS RANKED BY ABR
Dollars in thousands, except per square foot amounts
	Retailer	Owned Leases	Leased GLA	Percent of Portfolio GLA	Leased ABR	Percent of Portfolio Leased ABR	ABR PSF
1	The TJX Companies, Inc. (1)	88	2,721,693	3.7%	$30,216	3.4%	$11.10
2	The Kroger Co. (2)	53	3,493,356	4.8%	25,831	2.9%	7.39
3	Dollar Tree Stores, Inc. (3)	132	1,519,710	2.1%	16,273	1.8%	10.71
4	Publix Super Markets, Inc.	29	1,279,135	1.7%	12,098	1.4%	9.46
5	Ahold Delhaize (4)	21	1,163,367	1.6%	12,058	1.3%	10.36
6	Burlington Stores, Inc.	21	1,219,473	1.7%	11,786	1.3%	9.66
7	Albertson's Companies, Inc. (5)	17	965,736	1.3%	11,109	1.2%	11.50
8	L.A Fitness International, LLC	15	629,515	0.9%	10,469	1.2%	16.63
9	Ross Stores, Inc. (6)	35	948,774	1.3%	10,371	1.2%	10.93
10	Bed Bath & Beyond, Inc. (7)	32	791,191	1.1%	9,822	1.1%	12.41
		443	14,731,950	20.2%	150,033	16.8%	10.18

11	Wal-Mart Stores, Inc. (8)	18	2,203,391	3.0%	9,135	1.0%	4.15
12	PetSmart, Inc.	26	587,388	0.8%	8,767	1.0%	14.93
13	Big Lots, Inc.	37	1,225,269	1.7%	8,121	0.9%	6.63
14	Best Buy Co., Inc.	14	583,462	0.8%	7,927	0.9%	13.59
15	PETCO Animal Supplies, Inc. (9)	33	447,440	0.6%	7,835	0.9%	17.51
16	Kohl's Corporation	12	914,585	1.2%	7,192	0.8%	7.86
17	The Michaels Companies, Inc.	26	579,078	0.8%	6,963	0.8%	12.02
18	Party City Holdco Inc.	34	482,332	0.7%	6,679	0.7%	13.85
19	Office Depot, Inc. (10)	27	592,765	0.8%	6,507	0.7%	10.98
20	Ulta Beauty, Inc.	24	274,429	0.4%	6,148	0.7%	22.40
		694	22,622,089	31.0%	225,307	25.2%	9.96

21	Staples, Inc.	23	476,124	0.6%	5,983	0.7%	12.57
22	Five Below, Inc.	31	270,636	0.4%	5,093	0.6%	18.82
23	CVS Health	17	237,699	0.3%	4,970	0.6%	20.91
24	Hobby Lobby Stores, Inc.	13	725,923	1.0%	4,731	0.5%	6.52
25	DICK's Sporting Goods, Inc. (11)	9	343,493	0.5%	4,717	0.5%	13.73
26	JOANN Stores, Inc.	21	415,255	0.6%	4,536	0.5%	10.92
27	Southeastern Grocers (12)	12	568,562	0.8%	4,534	0.5%	7.97
28	Ascena Retail Group, Inc. (13)	39	245,455	0.3%	4,513	0.5%	18.39
29	Designer Brands Inc. (DSW)	14	268,691	0.4%	4,420	0.5%	16.45
30	The Home Depot, Inc.	6	556,632	0.8%	4,326	0.5%	7.77
31	AMC Entertainment Holdings, Inc.	4	214,355	0.3%	4,151	0.5%	19.37
32	Barnes & Noble, Inc.	10	224,673	0.3%	4,086	0.5%	18.19
33	H.E. Butt Grocery Company (14)	4	268,380	0.4%	4,085	0.5%	15.22
34	Giant Eagle, Inc	4	322,967	0.4%	3,950	0.4%	12.23
35	JP Morgan Chase & Co.	28	101,202	0.1%	3,950	0.4%	39.03
36	Sally Beauty Holdings, Inc. (15)	97	171,937	0.2%	3,918	0.4%	22.79
37	Wakefern Food Corporation (16)	6	307,332	0.4%	3,891	0.4%	12.66
38	24 Hour Fitness USA, Inc.	6	206,248	0.3%	3,879	0.4%	18.81
39	Mattress Firm, Inc.	30	180,078	0.2%	3,762	0.4%	20.89
40	Panera Bread	26	125,812	0.2%	3,755	0.4%	29.85

	TOTAL TOP 40 RETAILERS	1,094	28,853,543	39.5%	$312,557	34.9%	$10.83

(1) Includes T.J. Maxx-39, Marshalls-36, HomeGoods-11, HomeSense-1 and Sierra		(5) Includes Vons-4, Acme-3, Albertsons-2, Jewel-Osco-2, Randalls-2,				(10) Includes Office Depot-14 and OfficeMax-13.
Trading Post-1.		Tom Thumb-2, Shop & Save Market-1 and Star Market-1.				(11) Includes DICK'S Sporting Goods-6 and Golf Galaxy-3.
(2) Includes Kroger-41, King Soopers-3, Harris Teeter-2, Ralphs-2, Dillons-2,		(6) Includes Ross Dress for Less-32 and dd's Discounts-3.				(12) Includes Winn-Dixie-6, BI-LO-3, Harveys-2 and Fresco y Más-1.
Food 4 Less-1, Pay Less-1 and Pick 'N Save-1.		(7) Includes Bed Bath & Beyond-18, Harmon Face Values-6, Christmas				(13) Includes dressbarn-15, Catherines-8, Justice-7, Lane Bryant-7,
(3) Includes Dollar Tree-111, Family Dollar-20 and Deal$-1.		Tree Shops-4, Cost Plus World Market-2 and buybuy Baby-2.				Ann Taylor-1 and Roz & Ali-1.
(4) Includes Super Stop & Shop-7, Giant Food-5, Food Lion-4, Stop & Shop-2,		(8) Includes Supercenters-10, Discount Stores-4, Walmart Neighborhood				(14) Includes H-E-B-3 and Central Market-1.
Bottom Dollar Food-1, Hannaford-1 and Tops Market-1. Excludes one lease		Market-3 and Sam's Club-1.				(15) Includes Sally Beauty-90, Cosmoprof-6 and Macon Beauty Systems-1.
where retailer is guarantor.		(9) Includes PETCO-32 and Unleashed-1.				(16) Includes PriceRite-3 and ShopRite-3.

Supplemental Disclosure - Three Months Ended June 30, 2019	Page 29

NEW & RENEWAL LEASE SUMMARY
Dollars in thousands, except per square foot amounts
					Tenant Improvements and Allowances PSF	Third Party Leasing Commissions PSF	Weighted Average Lease Term (years)	Comparable Only
	Leases	GLA	New ABR	New ABR PSF				Leases	GLA	New ABR PSF	Old ABR PSF	Rent Spread
	TOTAL - NEW, RENEWAL & OPTION LEASES
Three months ended 6/30/19	456	3,299,874	$46,146	$13.98	$8.86	$1.59	6.4	346	2,603,411	$13.83	$12.38	11.7
Three months ended 3/31/19	395	3,184,376	42,941	13.48	4.79	1.34	6.0	299	2,737,584	12.51	11.39	9.8
Three months ended 12/31/18	454	3,093,665	42,078	13.60	6.97	1.64	6.4	360	2,648,318	12.85	11.74	9.5
Three months ended 9/30/18	509	3,135,370	45,587	14.54	6.97	1.31	6.0	411	2,805,889	14.10	12.58	12.1
TOTAL - TTM	1,814	12,713,285	$176,753	$13.90	$6.91	$1.47	6.2	1,416	10,795,202	$13.32	$12.03	10.7

	NEW & RENEWAL LEASES ONLY
Three months ended 6/30/19	392	2,213,228	$32,976	$14.90	$13.12	$2.37	7.1	282	1,516,765	$15.06	$13.22	13.9
Three months ended 3/31/19	325	1,722,634	28,129	16.33	8.85	2.47	6.7	229	1,275,842	15.24	13.57	12.3
Three months ended 12/31/18	401	2,105,376	32,938	15.64	10.25	2.41	7.0	307	1,660,029	14.99	13.48	11.2
Three months ended 9/30/18	436	2,238,581	34,535	15.43	9.76	1.84	6.4	338	1,909,100	14.93	13.17	13.4
TOTAL - TTM	1,554	8,279,819	$128,577	$15.53	$10.59	$2.26	6.8	1,156	6,361,736	$15.04	$13.34	12.7

NEW LEASES
Three months ended 6/30/19	176	1,026,355	$15,954	$15.54	$26.63	$4.89	9.5	72	416,917	$16.19	$12.42	30.4
Three months ended 3/31/19	147	694,443	13,050	18.79	19.21	6.12	8.6	56	274,709	17.93	13.51	32.7
Three months ended 12/31/18	153	935,830	14,452	15.44	20.84	5.42	9.2	61	501,633	13.14	9.99	31.5
Three months ended 9/30/18	157	875,425	12,937	14.78	21.76	4.53	9.1	62	555,850	12.84	9.19	39.7
TOTAL - TTM	633	3,532,053	$56,393	$15.97	$22.43	$5.18	9.2	251	1,749,109	$14.53	$10.87	33.7

RENEWAL LEASES
Three months ended 6/30/19	216	1,186,873	$17,021	$14.34	$1.44	$0.19	4.9	210	1,099,848	$14.63	$13.52	8.2
Three months ended 3/31/19	178	1,028,191	15,080	14.67	1.85	0.01	5.3	173	1,001,133	14.50	13.58	6.8
Three months ended 12/31/18	248	1,169,546	18,486	15.81	1.77	—	5.1	246	1,158,396	15.79	14.99	5.3
Three months ended 9/30/18	279	1,363,156	21,597	15.84	2.06	0.10	4.7	276	1,353,250	15.79	14.80	6.7
TOTAL - TTM	921	4,747,766	$72,184	$15.20	$1.79	$0.08	5.0	905	4,612,627	$15.23	$14.28	6.7

OPTION LEASES
Three months ended 6/30/19	64	1,086,646	$13,171	$12.12	$0.18	$—	5.0	64	1,086,646	$12.12	$11.21	8.1
Three months ended 3/31/19	70	1,461,742	14,812	10.13	—	—	5.2	70	1,461,742	10.13	9.49	6.7
Three months ended 12/31/18	53	988,289	9,141	9.25	—	—	5.1	53	988,289	9.25	8.83	4.8
Three months ended 9/30/18	73	896,789	11,053	12.32	—	—	5.1	73	896,789	12.32	11.34	8.6
TOTAL - TTM	260	4,433,466	$48,176	$10.87	$0.05	$—	5.1	260	4,433,466	$10.87	$10.14	7.2

LEASES BY ANCHOR AND SMALL SHOP
		Three Months Ended 6/30/19						TTM Ended 6/30/19
		% of Leases	% of GLA	% of ABR	New ABR PSF	Rent Spread (1)		% of Leases	% of GLA	% of ABR	New ABR PSF	Rent Spread (1)
Anchor Leases (≥ 10,000 SF)
	Total - New, Renewal & Option Leases	14%	67%	49%	$10.20	10.8%		15%	66%	47%	$9.91	10.0
	New & Renewal Leases Only	10%	57%	39%	9.98	14.7%		11%	55%	37%	10.52	13.6
New Leases		11%	56%	40%	10.98	38.5%		11%	57%	39%	10.93	41.5
Renewal Leases		9%	59%	38%	9.16	4.8%		11%	54%	36%	10.20	3.1
Option Leases		39%	86%	75%	10.48	7.5%		39%	86%	73%	9.17	6.3
Small Shop Leases (< 10,000 SF)
	Total - New, Renewal & Option Leases	86%	33%	51%	$21.68	12.7%		85%	34%	53%	$21.72	11.6
	New & Renewal Leases Only	90%	43%	61%	21.54	13.5%		89%	45%	63%	21.74	12.1
New Leases		89%	44%	60%	21.36	24.1%		89%	43%	61%	22.62	25.9
Renewal Leases		91%	41%	62%	21.71	10.2%		89%	46%	64%	21.12	8.8
Option Leases		61%	14%	25%	22.55	9.6%		61%	14%	27%	21.60	9.6

(1) Comparable leases only.
Includes New Development property. Excludes leases executed for terms of less than one year.
ABR PSF includes the GLA of lessee-owned leasehold improvements.
Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended June 30, 2019	Page 30

NEW LEASE NET EFFECTIVE RENT & LEASES SIGNED BUT NOT YET COMMENCED
Dollars in thousands, except per square foot amounts

NEW LEASE NET EFFECTIVE RENT	NEW LEASE NET EFFECTIVE RENT
		Twelve Months Ended	Three Months Ended
		6/30/19	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18
	NEW LEASES
	Weighted average over lease term:
	Base rent	$ 17.32	$ 17.50	$ 19.81	$ 16.81	$ 15.66	$ 16.08
	Tenant improvements and allowances	(2.36)	(2.66)	(2.25)	(2.10)	(2.38)	(2.43)
	Third party leasing commissions	(0.54)	(0.49)	(0.65)	(0.57)	(0.48)	(0.47)
	NET EFFECTIVE RENT BEFORE TENANT SPECIFIC LANDLORD WORK	14.42	14.35	16.91	14.14	12.80	13.18
	Tenant specific landlord work (1)	(0.85)	(0.75)	(0.99)	(1.11)	(0.55)	(0.56)
	NET EFFECTIVE RENT	$ 13.57	$ 13.60	$ 15.92	$ 13.03	$ 12.25	$ 12.62
	Net effective rent before tenant specific landlord work /
	base rent	83%	82%	85%	84%	82%	82%
	Net effective rent / base rent	78%	78%	80%	77%	78%	79%
	Weighted average term (years)	9.1	9.5	8.6	9.2	9.1	9.6

	PERCENT OF TOTAL NET EFFECTIVE RENT BY ANCHOR AND SMALL SHOP
	≥ 10,000 SF	34%	35%	27%	36%	39%	40%
	< 10,000 SF	66%	65%	73%	64%	61%	60%

	LEASES SIGNED BUT NOT YET COMMENCED
	As of 6/30/19:	Leases	GLA	ABR	ABR PSF
	≥ 10,000 SF	73	2,289,091	$ 25,913	$ 11.32
	< 10,000 SF	324	991,451	25,439	25.66
	TOTAL	397	3,280,542	$ 51,352	$ 15.65

(1) Represents base building costs funded through tenant allowances.
Includes New Development property.
ABR PSF includes the GLA of lessee owned leasehold improvements.
Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended June 30, 2019	Page 31

LEASE EXPIRATION SCHEDULE

ASSUMES NO EXERCISE OF RENEWAL OPTIONS

	TOTAL PORTFOLIO						SPACES ≥ 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration
M-M	340	935,376	1.4	1.7%	$15.91	$15.91	14	238,516	0.5%	0.6%	$11.77	$11.77	326	696,860	3.7%	2.9%	$17.33	$17.33
2019	462	2,028,973	3.0	3.0%	13.40	13.40	27	916,050	1.9%	1.6%	8.59	8.59	435	1,112,923	5.9%	4.7%	17.36	17.36
2020	1,339	8,984,014	13.4	12.0%	11.98	12.05	206	6,062,296	12.6%	10.3%	8.20	8.26	1,133	2,921,718	15.3%	14.1%	19.83	19.89
2021	1,216	8,983,390	13.4	12.6%	12.60	12.78	186	6,218,540	13.0%	11.7%	9.07	9.15	1,030	2,764,850	14.5%	13.8%	20.52	20.95
2022	1,117	8,351,635	12.5	12.6%	13.52	13.93	196	5,853,615	12.2%	12.0%	9.93	10.11	921	2,498,020	13.1%	13.3%	21.95	22.90
2023	973	6,964,452	10.4	10.8%	13.87	14.29	171	4,689,655	9.8%	9.7%	10.03	10.11	802	2,274,797	12.0%	12.0%	21.78	22.92
2024	927	8,770,182	13.1	12.1%	12.34	12.89	193	6,629,614	13.8%	12.9%	9.42	9.59	734	2,140,568	11.2%	11.1%	21.39	23.13
2025	344	4,222,771	6.3	6.1%	12.96	13.98	104	3,344,302	7.0%	7.5%	10.73	11.38	240	878,469	4.6%	4.6%	21.44	23.88
2026	315	3,190,542	4.8	5.3%	14.75	16.17	81	2,388,007	5.0%	5.8%	11.69	12.41	234	802,535	4.2%	4.6%	23.84	27.35
2027	312	2,906,129	4.3	4.8%	14.76	16.69	70	2,095,656	4.3%	5.1%	11.72	12.86	242	810,473	4.3%	4.5%	22.62	26.60
2028	299	2,680,002	3.9	4.8%	15.91	17.86	68	1,932,648	4.0%	4.6%	11.58	12.39	231	747,354	3.9%	4.9%	27.12	32.00
2029+	628	9,033,513	13.5	14.2%	14.03	16.15	227	7,638,682	15.9%	18.2%	11.48	12.95	401	1,394,831	7.3%	9.5%	28.01	33.72

ASSUMES EXERCISE OF ALL RENEWAL OPTIONS (1)

	TOTAL PORTFOLIO						SPACES ≥ 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration
M-M	340	935,376	1.4	1.7%	$15.91	$15.91	14	238,516	0.5%	0.6%	$11.77	$11.77	326	696,860	3.7%	2.9%	$17.33	$17.33
2019	362	1,141,899	1.7	1.9%	14.99	14.99	15	286,534	0.6%	0.6%	10.41	10.41	347	855,365	4.5%	3.4%	16.52	16.52
2020	938	3,755,517	5.6	5.9%	14.01	14.15	66	1,653,865	3.4%	2.6%	7.45	7.65	872	2,101,652	11.0%	9.8%	19.18	19.26
2021	835	2,749,130	4.1	5.4%	17.65	18.04	38	855,527	1.8%	1.9%	10.88	10.89	797	1,893,603	10.0%	9.5%	20.71	21.27
2022	761	2,530,084	3.8	5.1%	18.17	19.08	42	810,895	1.7%	1.8%	11.00	11.38	719	1,719,189	9.0%	9.0%	21.56	22.71
2023	650	2,370,872	3.5	4.8%	17.96	19.03	47	845,915	1.8%	1.9%	10.93	11.27	603	1,524,957	8.0%	8.1%	21.87	23.33
2024	608	2,612,282	3.9	4.6%	15.76	16.96	45	1,148,423	2.4%	2.2%	9.34	9.55	563	1,463,859	7.7%	7.4%	20.80	22.78
2025	321	2,208,969	3.3	3.4%	13.60	14.96	56	1,462,909	3.0%	2.9%	9.52	10.41	265	746,060	3.9%	3.9%	21.61	23.88
2026	307	1,965,491	2.9	3.2%	14.71	16.44	35	1,059,068	2.2%	1.9%	8.77	9.59	272	906,423	4.8%	4.8%	21.65	24.45
2027	319	2,043,563	3.1	3.5%	15.47	17.80	55	1,242,841	2.6%	2.9%	11.10	12.52	264	800,722	4.2%	4.3%	22.26	25.99
2028	299	1,606,717	2.4	3.2%	17.56	20.07	35	802,666	1.7%	1.9%	11.24	12.17	264	804,051	4.2%	4.7%	23.87	27.96
2029+	2,532	43,131,079	64.3	57.3%	11.89	15.34	1,095	37,600,422	78.3%	78.8%	10.12	12.93	1,437	5,530,657	29.0%	32.2%	23.96	31.72

(1) ABR for leases whose future option rent is based on fair market value or on a percentage change in CPI is reported as the ABR for the last year of the current lease term.
ABR PSF includes the GLA of lessee owned leasehold improvements.

LEASE RETENTION RATE
				By Count	By GLA
Twelve Months Ended 6/30/19				78.9%	79.3%

Supplemental Disclosure - Three Months Ended June 30, 2019	Page 32

PROPERTIES BY LARGEST US MSAs
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	Largest US MSAs by 2018 Population	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	New York-Newark-Jersey City, NY-NJ-PA	29	3,544,218	89.6%	93.6%	$67,997	$20.72	6.9%	4.8%	7.6%
2	Los Angeles-Long Beach-Anaheim, CA	10	1,706,614	94.6%	96.8%	33,272	22.21	2.4%	2.3%	3.7%
3	Chicago-Naperville-Elgin, IL-IN-WI	15	3,838,222	76.1%	82.5%	40,721	13.98	3.6%	5.2%	4.6%
4	Dallas-Fort Worth-Arlington, TX	14	2,692,566	86.0%	92.0%	40,904	17.39	3.3%	3.7%	4.6%
5	Houston-The Woodlands-Sugar Land, TX	31	4,129,142	88.9%	94.6%	47,208	12.68	7.4%	5.6%	5.3%
6	Washington-Arlington-Alexandria, DC-VA-MD-WV	3	451,260	77.7%	78.9%	4,521	13.05	0.7%	0.6%	0.5%
7	Miami-Fort Lauderdale-West Palm Beach, FL	9	1,505,504	80.7%	82.6%	17,449	15.06	2.1%	2.1%	2.0%
8	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	24	4,285,185	85.8%	88.5%	61,177	18.59	5.7%	5.8%	6.8%
9	Atlanta-Sandy Springs-Roswell, GA	23	3,554,883	86.7%	88.9%	36,652	11.96	5.5%	4.9%	4.1%
10	Boston-Cambridge-Newton, MA-NH	6	712,690	85.5%	87.9%	8,322	13.52	1.4%	1.0%	0.9%
	Top 10 Largest US MSAs by Population	164	26,420,284	85.7%	89.7%	358,223	16.11	39.0%	36.0%	40.1%

11	Phoenix-Mesa-Scottsdale, AZ	1	119,525	87.0%	87.0%	1,369	13.17	0.2%	0.2%	0.2%
12	San Francisco-Oakland-Hayward, CA	2	506,531	97.9%	99.4%	11,405	28.00	0.5%	0.7%	1.3%
13	Riverside-San Bernardino-Ontario, CA	4	500,053	92.2%	93.3%	8,180	20.04	1.0%	0.7%	0.9%
14	Detroit-Warren-Dearborn, MI	8	1,431,286	85.5%	94.1%	15,728	12.69	1.9%	2.0%	1.8%
15	Seattle-Tacoma-Bellevue, WA	0	—	—	—	—	—	—	—	—
16	Minneapolis-St. Paul-Bloomington, MN-WI	8	1,181,679	88.3%	91.4%	13,756	13.87	1.9%	1.6%	1.5%
17	San Diego-Carlsbad, CA	3	654,609	93.2%	98.7%	14,457	22.88	0.7%	0.9%	1.6%
18	Tampa-St. Petersburg-Clearwater, FL	12	1,901,629	90.8%	92.8%	24,082	14.97	2.9%	2.6%	2.7%
19	Denver-Aurora-Lakewood, CO	6	1,315,787	87.5%	89.0%	15,736	14.85	1.4%	1.8%	1.8%
20	St. Louis, MO-IL	2	209,036	96.5	96.5	2,161	10.89	0.5	0.3	0.2
	Top 20 Largest US MSAs by Population	210	34,240,419	86.6%	90.5%	465,097	16.10	50.0%	46.8%	52.1%

21	Baltimore-Columbia-Towson, MD	0	—	—	—	—	—	—	—	—
22	Orlando-Kissimmee-Sanford, FL	5	808,827	91.1%	94.5%	16,188	21.53	1.2%	1.1%	1.8%
23	Charlotte-Concord-Gastonia, NC-SC	5	1,638,888	91.8%	93.4%	15,341	11.00	1.2%	2.2%	1.7%
24	San Antonio-New Braunfels, TX	0	—	—	—	—	—	—	—	—
25	Portland-Vancouver-Hillsboro, OR-WA	0	—	—	—	—	—	—	—	—
26	Sacramento--Roseville--Arden-Arcade, CA	1	103,695	92.8%	92.8%	1,817	18.87	0.2%	0.1%	0.2%
27	Pittsburgh, PA	1	199,079	100.0%	100.0%	1,966	10.95	0.2%	0.3%	0.2%
28	Las Vegas-Henderson-Paradise, NV	0	—	—	—	—	—	—	—	—
29	Cincinnati, OH-KY-IN	7	1,935,005	87.1%	90.6%	21,466	15.78	1.7%	2.6%	2.4%
30	Austin-Round Rock, TX	1	163,712	90.3%	98.4%	1,895	11.76	0.2%	0.2%	0.2%
31	Kansas City, MO-KS	4	608,649	91.0%	92.4%	4,656	8.42	1.0%	0.8%	0.5%
32	Columbus, OH	3	435,069	86.3%	87.7%	3,696	10.08	0.7%	0.6%	0.4%
33	Cleveland-Elyria, OH	3	908,546	83.5%	84.3%	9,556	12.56	0.7%	1.2%	1.1%
34	Indianapolis-Carmel-Anderson, IN	3	833,921	84.3%	86.7%	7,502	10.41	0.7%	1.1%	0.8%

Supplemental Disclosure - Three Months Ended June 30, 2019	Page 33

PROPERTIES BY LARGEST US MSAs
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	Largest US MSAs by 2018 Population	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
35	San Jose-Sunnyvale-Santa Clara, CA	0	—	—	—	—	—	—	—	—
36	Nashville-Davidson--Murfreesboro--Franklin, TN	4	797,341	90.9%	97.7%	9,100	11.72	1.0%	1.1%	1.0%
37	Virginia Beach-Norfolk-Newport News, VA-NC	1	150,300	92.7%	97.7%	2,779	20.90	0.2%	0.2%	0.3%
38	Providence-Warwick, RI-MA	0	—	—	—	—	—	—	—	—
39	Milwaukee-Waukesha-West Allis, WI	4	686,817	76.2%	78.9%	6,211	12.05	1.0%	0.9%	0.7%
40	Jacksonville, FL	4	801,964	81.5%	93.2%	9,152	12.66	1.0%	1.1%	1.0%
41	Oklahoma City, OK	0	—	—	—	—	—	—	—	—
42	Raleigh, NC	2	291,027	96.8%	98.2%	3,626	13.82	0.5%	0.4%	0.4%
43	Memphis, TN-MS-AR	1	652,349	90.9%	94.8%	9,434	15.80	0.2%	0.9%	1.1%
44	Richmond, VA	2	226,458	92.0%	93.6%	3,245	15.30	0.5%	0.3%	0.4%
45	Louisville/Jefferson County, KY-IN	4	707,728	95.4%	96.3%	7,311	11.14	1.0%	1.0%	0.8%
46	New Orleans-Metairie, LA	0	—	—	—	—	—	—	—	—
47	Salt Lake City, UT	0	—	—	—	—	—	—	—	—
48	Hartford-West Hartford-East Hartford, CT	3	584,075	88.5%	90.4%	8,820	16.70	0.7%	0.8%	1.0%
49	Birmingham-Hoover, AL	0	—	—	—	—	—	—	—	—
50	Buffalo-Cheektowaga-Niagara Falls, NY	0	—	—	—	—	—	—	—	—
	Top 50 Largest US MSAs by Population	268	46,773,869	87.1%	90.8%	608,858	15.36	63.7%	63.8%	68.0%

	MSAs Ranked 51 - 100 by Population	49	8,682,477	88.6%	93.3%	96,142	13.07	11.6%	11.8%	10.7%

	Other MSAs	104	17,824,420	88.0%	92.5%	189,735	12.49	24.7%	24.4%	21.3%

TOTAL		421	73,280,766	87.5%	91.5%	$894,735	$14.39	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended June 30, 2019	Page 34

LARGEST MSAs BY ABR
Dollars in thousands, except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	New York-Newark-Jersey City, NY-NJ-PA	1	29	3,544,218	89.6	93.6	$67,997	$20.72	6.9	4.8	7.6
2	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	8	24	4,285,185	85.8	88.5	61,177	18.59	5.7	5.8	6.8
3	Houston-The Woodlands-Sugar Land, TX	5	31	4,129,142	88.9	94.6	47,208	12.68	7.4	5.6	5.3
4	Dallas-Fort Worth-Arlington, TX	4	14	2,692,566	86.0	92.0	40,904	17.39	3.3	3.7	4.6
5	Chicago-Naperville-Elgin, IL-IN-WI	3	15	3,838,222	76.1	82.5	40,721	13.98	3.6	5.2	4.6
6	Atlanta-Sandy Springs-Roswell, GA	9	23	3,554,883	86.7	88.9	36,652	11.96	5.5	4.9	4.1
7	Los Angeles-Long Beach-Anaheim, CA	2	10	1,706,614	94.6	96.8	33,272	22.21	2.4	2.3	3.7
8	Tampa-St. Petersburg-Clearwater, FL	18	12	1,901,629	90.8	92.8	24,082	14.97	2.9	2.6	2.7
9	Cincinnati, OH-KY-IN	29	7	1,935,005	87.1	90.6	21,466	15.78	1.7	2.6	2.4
10	Miami-Fort Lauderdale-West Palm Beach, FL	7	9	1,505,504	80.7	82.6	17,449	15.06	2.1	2.1	2.0
	10 Largest MSAs by ABR	—	174	29,092,968	86.2	90.2	390,928	16.12	41.5	39.6	43.8

11	Orlando-Kissimmee-Sanford, FL	22	5	808,827	91.1	94.5	16,188	21.53	1.2	1.1	1.8
12	Denver-Aurora-Lakewood, CO	19	6	1,315,787	87.5	89.0	15,736	14.85	1.4	1.8	1.8
13	Detroit-Warren-Dearborn, MI	14	8	1,431,286	85.5	94.1	15,728	12.69	1.9	2.0	1.8
14	Charlotte-Concord-Gastonia, NC-SC	23	5	1,638,888	91.8	93.4	15,341	11.00	1.2	2.2	1.7
15	San Diego-Carlsbad, CA	17	3	654,609	93.2	98.7	14,457	22.88	0.7	0.9	1.6
16	Minneapolis-St. Paul-Bloomington, MN-WI	16	8	1,181,679	88.3	91.4	13,756	13.87	1.9	1.6	1.5
17	Ann Arbor, MI	144	3	819,709	89.1	96.1	11,984	15.33	0.7	1.1	1.3
18	Naples-Immokalee-Marco Island, FL	142	4	780,327	78.5	80.1	11,459	18.84	1.0	1.1	1.3
19	San Francisco-Oakland-Hayward, CA	12	2	506,531	97.9	99.4	11,405	28.00	0.5	0.7	1.3
20	Binghamton, NY	191	4	751,572	98.5	98.5	10,434	14.10	1.0	1.0	1.2
	20 Largest MSAs by ABR	—	222	38,982,183	87.1	90.9	527,416	16.05	53.0	53.1	59.1

21	Allentown-Bethlehem-Easton, PA-NJ	69	3	829,432	91.8	95.4	10,227	14.27	0.7	1.1	1.1
22	Cleveland-Elyria, OH	33	3	908,546	83.5	84.3	9,556	12.56	0.7	1.2	1.1
23	Memphis, TN-MS-AR	43	1	652,349	90.9	94.8	9,434	15.80	0.2	0.9	1.1
24	Jacksonville, FL	40	4	801,964	81.5	93.2	9,152	12.66	1.0	1.1	1.0
25	Nashville-Davidson--Murfreesboro--Franklin, TN	36	4	797,341	90.9	97.7	9,100	11.72	1.0	1.1	1.0
26	Hartford-West Hartford-East Hartford, CT	48	3	584,075	88.5	90.4	8,820	16.70	0.7	0.8	1.0
27	Vallejo-Fairfield, CA	121	1	519,223	85.6	86.6	8,689	19.52	0.2	0.7	1.0
28	Port St. Lucie, FL	110	5	639,579	86.5	89.5	8,586	15.12	1.2	0.9	1.0
29	North Port-Sarasota-Bradenton, FL	72	5	731,259	85.6	94.7	8,366	12.35	1.2	1.0	0.9
30	Boston-Cambridge-Newton, MA-NH	10	6	712,690	85.5	87.9	8,322	13.52	1.4	1.0	0.9
31	Riverside-San Bernardino-Ontario, CA	13	4	500,053	92.2	93.3	8,180	20.04	1.0	0.7	0.9
32	Indianapolis-Carmel-Anderson, IN	34	3	833,921	84.3	86.7	7,502	10.41	0.7	1.1	0.8
33	Louisville/Jefferson County, KY-IN	45	4	707,728	95.4	96.3	7,311	11.14	1.0	1.0	0.8
34	New Haven-Milford, CT	66	5	546,407	92.7	92.7	7,083	13.99	1.2	0.7	0.8

Supplemental Disclosure - Three Months Ended June 30, 2019	Page 35

LARGEST MSAs BY ABR
Dollars in thousands, except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
35	Norwich-New London, CT	182	2	433,532	88.9	89.4	6,452	16.65	0.5	0.6	0.7
36	Milwaukee-Waukesha-West Allis, WI	39	4	686,817	76.2	78.9	6,211	12.05	1.0	0.9	0.7
37	College Station-Bryan, TX	187	4	491,322	92.1	92.7	5,749	15.26	1.0	0.7	0.6
38	Worcester, MA-CT	57	3	517,810	73.4	85.4	5,690	15.54	0.7	0.7	0.6
39	Scranton--Wilkes-Barre--Hazleton, PA	100	2	620,309	95.8	95.8	5,607	22.41	0.5	0.8	0.6
40	Wilmington, NC	165	2	379,107	97.4	97.8	5,419	14.77	0.5	0.5	0.6
41	Winston-Salem, NC	84	3	437,761	86.0	91.9	5,188	13.52	0.7	0.6	0.6
42	Greensboro-High Point, NC	75	1	406,768	88.6	88.6	5,126	14.23	0.2	0.6	0.6
43	Dayton, OH	73	2	351,898	98.8	98.8	4,680	14.03	0.5	0.5	0.5
44	Kansas City, MO-KS	31	4	608,649	91.0	92.4	4,656	8.42	1.0	0.8	0.5
45	Washington-Arlington-Alexandria, DC-VA-MD-WV	6	3	451,260	77.7	78.9	4,521	13.05	0.7	0.6	0.5
46	Charleston-North Charleston, SC	74	2	498,871	90.1	96.0	4,439	9.38	0.5	0.7	0.5
47	Manchester-Nashua, NH	129	2	347,947	95.8	96.3	4,421	21.54	0.5	0.5	0.5
48	Boulder, CO	155	1	278,419	91.3	97.3	4,403	16.26	0.2	0.4	0.5
49	Oxnard-Thousand Oaks-Ventura, CA	67	2	316,798	92.5	94.0	4,373	15.25	0.5	0.4	0.5
50	Spartanburg, SC	151	1	360,277	90.1	93.2	4,131	12.92	0.2	0.5	0.5
	50 Largest MSAs by ABR	—	311	55,934,295	87.4	91.0	728,810	15.39	74.4	76.2	81.5

51	Pittsfield, MA	325	1	436,854	98.6	100.0	4,064	21.06	0.2	0.6	0.5
52	Roanoke, VA	161	3	478,298	98.0	98.4	4,011	9.79	0.7	0.7	0.4
53	Fresno, CA	54	1	261,344	98.3	98.3	3,899	15.18	0.2	0.4	0.4
54	Columbus, OH	32	3	435,069	86.3	87.7	3,696	10.08	0.7	0.6	0.4
55	Panama City, FL	222	2	397,512	93.9	98.3	3,669	9.39	0.5	0.5	0.4
56	Raleigh, NC	42	2	291,027	96.8	98.2	3,626	13.82	0.5	0.4	0.4
57	Greenville-Anderson-Mauldin, SC	61	2	220,723	96.0	96.7	3,571	17.15	0.5	0.3	0.4
58	Mobile, AL	130	1	542,215	50.9	75.9	3,529	8.75	0.2	0.7	0.4
59	Bakersfield, CA	62	1	240,068	91.5	95.7	3,428	15.20	0.2	0.3	0.4
60	Atlantic City-Hammonton, NJ	185	1	179,199	99.1	99.1	3,373	18.99	0.2	0.2	0.4
61	Odessa, TX	263	1	372,534	98.1	100.0	3,289	13.97	0.2	0.5	0.4
62	Richmond, VA	44	2	226,458	92.0	93.6	3,245	15.30	0.5	0.3	0.4
63	Hilton Head Island-Bluffton-Beaufort, SC	207	2	230,352	93.6	93.6	3,193	14.82	0.5	0.3	0.4
64	Des Moines-West Des Moines, IA	87	2	512,825	96.0	97.1	3,157	6.40	0.5	0.7	0.4
65	Greenville, NC	237	1	233,153	93.5	93.5	2,960	13.57	0.2	0.3	0.3
66	Springfield, MA	91	2	299,898	96.1	96.1	2,836	12.52	0.5	0.4	0.3
67	Virginia Beach-Norfolk-Newport News, VA-NC	37	1	150,300	92.7	97.7	2,779	20.90	0.2	0.2	0.3
68	Blacksburg-Christiansburg-Radford, VA	232	1	181,055	97.7	97.7	2,654	15.27	0.2	0.2	0.3
69	Savannah, GA	137	2	224,181	76.0	90.1	2,586	12.80	0.5	0.3	0.3
70	Tullahoma-Manchester, TN	368	2	390,524	96.8	97.2	2,573	6.78	0.5	0.5	0.3

Supplemental Disclosure - Three Months Ended June 30, 2019	Page 36

LARGEST MSAs BY ABR
Dollars in thousands, except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
71	Fort Wayne, IN	123	2	248,451	81.2	81.6	2,445	14.12	0.5	0.3	0.3
72	Bridgeport-Stamford-Norwalk, CT	58	1	161,075	98.4	98.4	2,432	15.34	0.2	0.2	0.3
73	Altoona, PA	334	1	265,200	80.2	83.4	2,229	10.18	0.2	0.4	0.2
74	Santa Maria-Santa Barbara, CA	122	1	179,549	100.0	100.0	2,226	13.37	0.2	0.2	0.2
75	Hickory-Lenoir-Morganton, NC	146	2	284,984	85.0	87.5	2,221	8.91	0.5	0.4	0.2
76	St. Louis, MO-IL	20	2	209,036	96.5	96.5	2,161	10.89	0.5	0.3	0.2
77	Lancaster, PA	103	2	170,128	97.8	97.8	2,127	12.78	0.5	0.2	0.2
78	Elkhart-Goshen, IN	218	1	252,710	95.4	98.0	2,125	15.37	0.2	0.3	0.2
79	Duluth, MN-WI	172	1	183,006	84.3	86.3	2,074	13.13	0.2	0.2	0.2
80	Dover, DE	240	1	191,974	81.9	83.0	2,054	13.95	0.2	0.3	0.2
81	Tucson, AZ	53	1	165,350	73.6	100.0	2,033	12.30	0.2	0.2	0.2
82	Concord, NH	278	1	182,887	98.4	98.4	2,015	11.47	0.2	0.2	0.2
83	Pittsburgh, PA	27	1	199,079	100.0	100.0	1,966	10.95	0.2	0.3	0.2
84	Manhattan, KS	391	1	217,261	94.8	95.8	1,951	14.90	0.2	0.3	0.2
85	Rutland, VT	535	1	224,514	97.0	98.1	1,943	8.82	0.2	0.3	0.2
86	Portland-South Portland, ME	105	1	287,513	98.3	99.0	1,933	16.65	0.2	0.4	0.2
87	Ithaca, NY	373	1	204,415	85.1	95.1	1,918	9.87	0.2	0.3	0.2
88	Austin-Round Rock, TX	30	1	163,712	90.3	98.4	1,895	11.76	0.2	0.2	0.2
89	Tulsa, OK	55	1	186,851	100.0	100.0	1,894	10.14	0.2	0.3	0.2
90	Saginaw, MI	229	1	184,735	99.3	99.3	1,890	10.31	0.2	0.3	0.2
91	Flint, MI	133	1	164,559	81.3	89.6	1,875	12.81	0.2	0.2	0.2
92	Syracuse, NY	88	1	125,445	92.9	100.0	1,853	14.77	0.2	0.2	0.2
93	Sacramento--Roseville--Arden-Arcade, CA	26	1	103,695	92.8	92.8	1,817	18.87	0.2	0.1	0.2
94	California-Lexington Park, MD	353	1	92,335	100.0	100.0	1,780	19.28	0.2	0.1	0.2
95	Crestview-Fort Walton Beach-Destin, FL	173	1	158,118	96.9	96.9	1,738	11.35	0.2	0.2	0.2
96	Greeneville, TN	485	1	223,564	46.6	94.3	1,728	8.51	0.2	0.3	0.2
97	Columbus, IN	436	1	142,989	96.2	96.2	1,593	11.58	0.2	0.2	0.2
98	Muskegon, MI	245	1	109,590	91.8	96.3	1,570	16.97	0.2	0.1	0.2
99	London, KY	319	1	169,032	43.9	98.1	1,565	9.44	0.2	0.2	0.2
100	Talladega-Sylacauga, AL	410	1	231,820	97.0	98.2	1,540	6.77	0.2	0.3	0.2
	100 Largest MSAs by ABR	—	378	67,921,461	87.8	91.7	853,539	14.80	89.8	92.7	95.4

	Other MSAs	—	43	5,359,305	83.4	89.2	41,196	9.11	10.2	7.3	4.6

TOTAL		—	421	73,280,766	87.5	91.5	$894,735	$14.39	100.0	100.0	100.0

Supplemental Disclosure - Three Months Ended June 30, 2019	Page 37

PROPERTIES BY STATE
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	State	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	Florida	49	8,037,474	85.4%	89.9%	$103,597	$15.00	11.6%	11.0%	11.6%
2	Texas	56	8,255,009	88.5%	93.9%	102,854	14.26	13.3%	11.3%	11.5%
3	California	27	5,080,799	93.3%	95.8%	92,908	20.63	6.4%	6.9%	10.4%
4	New York	29	3,698,098	91.6%	95.9%	67,583	19.56	6.9%	5.0%	7.6%
5	Pennsylvania	28	5,170,310	88.7%	91.1%	66,245	16.90	6.7%	7.1%	7.4%
6	Georgia	32	4,625,151	86.0%	88.9%	44,715	11.15	7.6%	6.3%	5.0%
7	North Carolina	20	4,244,430	91.3%	93.9%	43,701	11.62	4.8%	5.8%	4.9%
8	Illinois	18	4,101,074	77.2%	83.1%	42,284	13.41	4.3%	5.6%	4.7%
9	New Jersey	16	2,822,334	88.0%	89.7%	39,886	16.86	3.8%	3.9%	4.5%
10	Michigan	16	2,995,654	87.0%	93.7%	35,064	13.08	3.8%	4.1%	3.9%
11	Ohio	16	3,402,193	85.3%	86.0%	34,730	13.68	3.8%	4.6%	3.9%
12	Connecticut	12	1,850,585	90.3%	91.0%	25,923	15.39	2.9%	2.5%	2.9%
13	Tennessee	10	2,245,264	86.0%	96.3%	24,534	11.54	2.4%	3.1%	2.7%
14	Colorado	7	1,594,206	88.2%	90.4%	20,139	15.13	1.7%	2.2%	2.3%
15	Massachusetts	10	1,725,558	86.6%	91.2%	19,083	16.12	2.4%	2.4%	2.1%
16	Kentucky	8	1,860,162	85.6%	96.9%	18,877	11.58	1.9%	2.5%	2.1%
17	Minnesota	9	1,364,685	87.8%	90.7%	15,830	13.77	2.1%	1.9%	1.8%
18	Indiana	9	1,640,072	87.8%	89.4%	15,365	11.60	2.1%	2.2%	1.7%
19	South Carolina	7	1,310,223	91.7%	94.9%	15,334	12.60	1.7%	1.8%	1.7%
20	Virginia	9	1,359,235	93.9%	94.8%	15,058	12.43	2.1%	1.9%	1.7%
21	New Hampshire	5	772,528	94.2%	95.2%	8,265	13.81	1.2%	1.1%	0.9%
22	Wisconsin	4	686,817	76.2%	78.9%	6,211	12.05	1.0%	0.9%	0.7%
23	Missouri	5	655,984	93.4%	94.3%	5,347	8.82	1.2%	0.9%	0.6%
24	Maryland	3	410,713	75.5%	76.8%	5,092	16.64	0.7%	0.6%	0.6%
25	Alabama	2	774,035	64.7%	82.6%	5,069	8.03	0.5%	1.1%	0.6%
26	Kansas	2	378,962	92.2%	93.3%	3,421	12.37	0.5%	0.5%	0.4%
27	Arizona	2	284,875	79.2%	94.5%	3,402	12.63	0.5%	0.4%	0.4%
28	Iowa	2	512,825	96.0%	97.1%	3,157	6.40	0.5%	0.7%	0.4%
29	West Virginia	2	251,500	96.0%	96.0%	2,084	8.63	0.5%	0.3%	0.2%
30	Delaware	1	191,974	81.9%	83.0%	2,054	13.95	0.2%	0.3%	0.2%
31	Vermont	1	224,514	97.0%	98.1%	1,943	8.82	0.2%	0.3%	0.2%
32	Maine	1	287,513	98.3%	99.0%	1,933	16.65	0.2%	0.4%	0.2%
33	Oklahoma	1	186,851	100.0%	100.0%	1,894	10.14	0.2%	0.3%	0.2%
34	Louisiana	2	279,159	66.0%	77.5%	1,153	5.52	0.5%	0.4%	0.1%

TOTAL		421	73,280,766	87.5%	91.5%	$894,735	$14.39	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended June 30, 2019	Page 38

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

1	Springdale	Mobile	AL	Mobile, AL	2004	542,215	75.9%	$3,529	$8.75	Sam's Club*	Bed Bath & Beyond, Big Lots, Burlington Coat Factory, Burke's Outlet, Cost Plus World Market, David's Bridal, Marshalls, Michaels, Shoe Station	-
2	Payton Park	Sylacauga	AL	Talladega-Sylacauga, AL	1995	231,820	98.2%	1,540	6.77	Walmart Supercenter	Burke's Outlet	-
3	Glendale Galleria	Glendale	AZ	Phoenix-Mesa-Scottsdale, AZ	1991	119,525	87.0%	1,369	13.17	-	Gymnasium Academy, LA Fitness, Sears Outlet	XL Health Club
4	Northmall Centre	Tucson	AZ	Tucson, AZ	1996	165,350	100.0%	2,033	12.30	Sam's Club*	CareMore, Defy-Tucson, Tuesday Morning, Stein Mart	-
5	Bakersfield Plaza	Bakersfield	CA	Bakersfield, CA	1970	240,068	95.7%	3,428	15.20	Lassens Natural Foods & Vitamins	AMC Theatres, Burlington Stores, Five Below, In Shape Fitness, Ross Dress for Less	Hobby Lobby
6	Carmen Plaza	Camarillo	CA	Oxnard-Thousand Oaks-Ventura, CA	2000	125,323	91.0%	2,428	22.59	Trader Joe's*	24 Hour Fitness, CVS, Michaels	-
7	Plaza Rio Vista	Cathedral	CA	Riverside-San Bernardino-Ontario, CA	2005	71,819	96.3%	1,260	19.39	Stater Bros.	-	-
8	Cudahy Plaza	Cudahy	CA	Los Angeles-Long Beach-Anaheim, CA	1994	123,145	71.3%	1,971	22.44	-	Big Lots, Chuze Fitness	-
9	University Mall	Davis	CA	Sacramento--Roseville--Arden-Arcade, CA	1964	103,695	92.8%	1,817	18.87	Trader Joe's	Forever 21, World Market	-
10	Felicita Plaza	Escondido	CA	San Diego-Carlsbad, CA	2001	98,594	98.8%	1,472	15.11	Vons (Albertsons)	Chuze Fitness	-
11	Felicita Town Center	Escondido	CA	San Diego-Carlsbad, CA	1987	124,670	96.6%	2,771	23.01	Major Market, Trader Joe's	Rite Aid	-
12	Arbor - Broadway Faire (2)	Fresno	CA	Fresno, CA	1995	261,344	98.3%	3,899	15.18	Smart & Final Extra!	PetSmart, The Home Depot, United Artists Theatres	-
13	Lompoc Center	Lompoc	CA	Santa Maria-Santa Barbara, CA	1960	179,549	100.0%	2,226	13.37	Vons (Albertsons)	Five Below, Harbor Freight Tools, Marshalls, Michaels, Ulta	-
14	Briggsmore Plaza	Modesto	CA	Modesto, CA	1998	92,315	94.4%	1,162	14.16	Grocery Outlet	Sears Outlet, dd's Discounts (Ross)	In Shape Fitness
15	Montebello Plaza	Montebello	CA	Los Angeles-Long Beach-Anaheim, CA	1974	284,331	99.6%	5,839	21.18	Albertsons	Best Buy, CVS, Kohl's, Five Below, Ross Dress for Less	-
16	California Oaks Center	Murrieta	CA	Riverside-San Bernardino-Ontario, CA	1990	124,481	100.0%	2,156	17.87	Barons Market	Crunch Fitness, Dollar Tree	-
17	Pacoima Center	Pacoima	CA	Los Angeles-Long Beach-Anaheim, CA	1995	202,773	98.1%	2,077	10.44	Food 4 Less (Kroger)	Ross Dress for Less, Target	-
18	Metro 580	Pleasanton	CA	San Francisco-Oakland-Hayward, CA	1996	177,573	100.0%	2,792	34.02	-	Kohl's, Party City	Walmart
19	Rose Pavilion (3)	Pleasanton	CA	San Francisco-Oakland-Hayward, CA	2019	328,958	99.1%	8,613	26.48	99 Ranch Market, Trader Joe's	CVS, Macy's Home Store, Restoration Hardware, Total Wine & More	-
20	Puente Hills Town Center	Rowland Heights	CA	Los Angeles-Long Beach-Anaheim, CA	1984	258,685	96.9%	6,075	24.24	-	Marshalls, Planet Fitness	-
21	Ocean View Plaza	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1990	169,963	98.5%	4,972	29.71	Ralphs (Kroger), Trader Joe's	Crunch Fitness, CVS	-
22	Plaza By The Sea	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1976	49,089	100.0%	815	18.31	Stater Bros.	-	-
23	Village at Mira Mesa (3)	San Diego	CA	San Diego-Carlsbad, CA	2019	431,345	99.3%	10,214	24.68	Sprouts Farmers Market, Vons (Albertsons)	Bed Bath & Beyond, BevMo, CVS, Marshalls, Michaels, Mira Mesa Lanes	-
24	San Dimas Plaza	San Dimas	CA	Los Angeles-Long Beach-Anaheim, CA	1986	164,757	98.3%	3,791	23.41	Smart & Final Extra!	Harbor Freight Tools, T.J.Maxx	Rite Aid
25	Bristol Plaza	Santa Ana	CA	Los Angeles-Long Beach-Anaheim, CA	2003	111,403	100.0%	3,073	28.15	Trader Joe's	Big Lots, Petco, Rite Aid	-
26	Gateway Plaza	Santa Fe Springs	CA	Los Angeles-Long Beach-Anaheim, CA	2002	289,268	100.0%	3,560	23.94	El Super, Walmart Supercenter	LA Fitness, Ross Dress for Less	Target
27	Santa Paula Center	Santa Paula	CA	Oxnard-Thousand Oaks-Ventura, CA	1995	191,475	95.9%	1,945	10.84	Vons (Albertsons)	Ace Hardware, Big Lots	-
28	Vail Ranch Center	Temecula	CA	Riverside-San Bernardino-Ontario, CA	2003	201,903	89.3%	2,840	21.87	Stater Bros.	Rite Aid, Stein Mart	-
29	Country Hills Shopping Center	Torrance	CA	Los Angeles-Long Beach-Anaheim, CA	1977	53,200	100.0%	1,099	20.66	Ralphs (Kroger)	-	-
30	Upland Town Square	Upland	CA	Riverside-San Bernardino-Ontario, CA	1994	101,850	90.9%	1,924	20.78	Sprouts Farmers Market	-	-
31	Gateway Plaza - Vallejo (2)	Vallejo	CA	Vallejo-Fairfield, CA	2018	519,223	86.6%	8,689	19.52	Costco*	Bed Bath & Beyond, Century Theatres, DSW, Marshalls, Michaels, OfficeMax, Party City, Petco, Ross Dress for Less, Ulta	Target
32	Arvada Plaza	Arvada	CO	Denver-Aurora-Lakewood, CO	1994	95,236	100.0%	758	7.96	King Soopers (Kroger)	Arc	-
33	Arapahoe Crossings	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	476,718	99.3%	7,260	15.47	King Soopers (Kroger)	2nd & Charles, AMC Theatres, Big Lots, Burlington Stores, buybuy BABY, Kohl's, Planet Fitness, Stein Mart	-
34	Aurora Plaza	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	178,491	95.2%	1,674	10.22	King Soopers (Kroger)	Cinema Latino, Gen-X	-
35	Villa Monaco	Denver	CO	Denver-Aurora-Lakewood, CO	1978	121,101	90.8%	1,635	14.87	-	Chuze Fitness	-
36	Centennial Shopping Center	Englewood	CO	Denver-Aurora-Lakewood, CO	2013	113,682	92.7%	1,056	37.69	King Soopers (Kroger)	Pet Supplies Plus	-
37	Superior Marketplace	Superior	CO	Boulder, CO	1997	278,419	97.3%	4,403	16.26	Whole Foods Market, Costco*, SuperTarget*	Goldfish Swim School, Party City, Stickley Furniture, T.J.Maxx, Ulta	-

Supplemental Disclosure - Three Months Ended June 30, 2019	Page 39

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

38	Westminster City Center	Westminster	CO	Denver-Aurora-Lakewood, CO	1996	330,559	65.6%	3,353	17.33	-	Barnes & Noble, David's Bridal, JOANN, Ross Dress for Less, Tile Shop, Ulta	-
39	The Shoppes at Fox Run	Glastonbury	CT	Hartford-West Hartford-East Hartford, CT	1974	106,406	92.4%	2,583	26.26	Whole Foods Market	Petco	-
40	Groton Square	Groton	CT	Norwich-New London, CT	1987	196,802	95.3%	2,435	12.99	Super Stop & Shop (Ahold Delhaize)	Kohl's	Walmart
41	Parkway Plaza	Hamden	CT	New Haven-Milford, CT	2006	72,353	97.5%	979	13.87	PriceRite (Wakefern)	-	The Home Depot
42	The Manchester Collection	Manchester	CT	Hartford-West Hartford-East Hartford, CT	2001	327,775	85.3%	3,758	13.43	Walmart Supercenter*	A.C. Moore, Ashley Furniture, Bed Bath & Beyond, Cost Plus World Market, DSW, Edge Fitness, Frontera Grill, Hobby Lobby	Best Buy, The Home Depot, Walmart
43	Chamberlain Plaza	Meriden	CT	New Haven-Milford, CT	2004	54,302	100.0%	530	9.76	-	Dollar Tree, Savers	-
44	Turnpike Plaza	Newington	CT	Hartford-West Hartford-East Hartford, CT	2004	149,894	100.0%	2,479	16.54	Price Chopper	Dick's Sporting Goods	-
45	North Haven Crossing	North Haven	CT	New Haven-Milford, CT	1993	103,865	96.1%	1,748	17.51	-	Barnes & Noble, Dollar Tree, DSW, Five Below, Lumber Liquidators, PetSmart	-
46	Christmas Tree Plaza	Orange	CT	New Haven-Milford, CT	1996	132,791	97.0%	1,742	13.53	-	A.C. Moore, Christmas Tree Shops	-
47	Stratford Square	Stratford	CT	Bridgeport-Stamford-Norwalk, CT	1984	161,075	98.4%	2,432	15.34	-	LA Fitness, Marshalls	-
48	Torrington Plaza	Torrington	CT	Torrington, CT	1994	125,496	82.9%	1,136	10.92	-	Eblens Outlet, JOANN, Staples, T.J.Maxx	-
49	Waterbury Plaza	Waterbury	CT	New Haven-Milford, CT	2000	183,096	83.5%	2,084	13.64	Super Stop & Shop (Ahold Delhaize)	Dollar Tree	Target
50	Waterford Commons	Waterford	CT	Norwich-New London, CT	2004	236,730	84.5%	4,017	20.07	-	Dick’s Sporting Goods, DSW, Michaels, Party City, Ulta	Best Buy, Raymour & Flanigan
51	North Dover Center	Dover	DE	Dover, DE	1989	191,974	83.0%	2,054	13.95	-	Kirkland's, Party City, Staples, T.J.Maxx	-
52	Coastal Way - Coastal Landing	Brooksville	FL	Tampa-St. Petersburg-Clearwater, FL	2008	374,598	93.0%	3,600	18.07	-	Bed Bath & Beyond, Belk, Marshalls, Michaels, Office Depot, Petco, Sears, Ulta	-
53	Clearwater Mall	Clearwater	FL	Tampa-St. Petersburg-Clearwater, FL	1973	300,929	93.3%	6,470	23.03	Costco*, SuperTarget*	Burlington Stores, David's Bridal, Michaels, PetSmart, Ross Dress for Less	Lowe's
54	Coconut Creek Plaza	Coconut Creek	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	264,129	87.7%	3,394	14.65	Publix	Big Lots, Off the Wall Trampoline, Planet Fitness	-
55	Century Plaza Shopping Center	Deerfield Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2006	87,283	94.0%	1,972	24.03	-	Broward County Library, CVS	-
56	Northgate Shopping Center	DeLand	FL	Deltona-Daytona Beach-Ormond Beach, FL	1993	182,454	94.1%	1,518	8.84	Publix	Big Lots, Planet Fitness, Tractor Supply	-
57	Sun Plaza	Ft. Walton Beach	FL	Crestview-Fort Walton Beach-Destin, FL	2004	158,118	96.9%	1,738	11.35	Publix	Bealls Outlet, Books-A-Million, Office Depot, T.J.Maxx	-
58	Normandy Square	Jacksonville	FL	Jacksonville, FL	1996	89,822	100.0%	855	9.80	Winn-Dixie (Southeastern Grocers)	Ace Hardware, Family Dollar	-
59	Regency Park Shopping Center	Jacksonville	FL	Jacksonville, FL	1985	334,065	86.1%	2,282	8.59	-	American Signature Furniture, Bealls Outlet, Books-A-Million, David's Bridal, Ollie's Bargain Outlet, Surplus Warehouse	-
60	The Shoppes at Southside	Jacksonville	FL	Jacksonville, FL	2004	112,613	100.0%	2,359	20.95	-	Best Buy, David's Bridal, Urban Air Adventure Park	-
61	Ventura Downs	Kissimmee	FL	Orlando-Kissimmee-Sanford, FL	2018	98,191	97.5%	1,711	17.87	-	LA Fitness	-
62	Marketplace at Wycliffe	Lake Worth	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2002	133,520	94.6%	2,281	18.05	Walmart Neighborhood Market	Walgreens	-
63	Venetian Isle Shopping Ctr	Lighthouse Point	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1992	182,314	92.9%	1,838	11.18	Publix	Dollar Tree, Petco, Staples, Tuesday Morning, T.J.Maxx	-
64	Marco Town Center (3)	Marco Island	FL	Naples-Immokalee-Marco Island, FL	2019	109,745	75.3%	1,793	21.69	Publix	-	-
65	Mall at 163rd Street	Miami	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2007	343,585	79.6%	2,484	12.85	Walmart Supercenter*	Citi Trends, Marshalls, Ross Dress for Less	The Home Depot
66	Shops at Palm Lakes	Miami	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1996	256,719	52.1%	2,404	17.97	Fresco y Más (Southeastern Grocers)	Ross Dress for Less	-
67	Freedom Square	Naples	FL	Naples-Immokalee-Marco Island, FL	1995	211,839	41.9%	1,217	13.72	Publix	-	-
68	Naples Plaza	Naples	FL	Naples-Immokalee-Marco Island, FL	2013	201,795	100.0%	3,657	18.44	Publix	Marshalls, Office Depot, PGA TOUR Superstore	-
69	Park Shore Plaza	Naples	FL	Naples-Immokalee-Marco Island, FL	2018	256,948	98.0%	4,792	20.10	The Fresh Market	Big Lots, Burlington Stores, HomeGoods, Kirkland's, Party City, Saks OFF Fifth, Yard House	-
70	Chelsea Place	New Port Richey	FL	Tampa-St. Petersburg-Clearwater, FL	1992	81,144	100.0%	1,084	13.36	Publix	Zone Fitness Club	-
71	Presidential Plaza West	North Lauderdale	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2006	88,441	96.8%	985	11.50	Sedano's	Family Dollar	-
72	Colonial Marketplace	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1986	141,069	100.0%	2,458	17.42	-	Burlington Stores, LA Fitness	Target

Supplemental Disclosure - Three Months Ended June 30, 2019	Page 40

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

73	Conway Crossing	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2002	76,321	100.0%	1,101	14.43	Publix	-	-
74	Hunter's Creek Plaza	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1998	73,204	99.3%	1,212	16.68	Lucky's Market	Office Depot	-
75	Pointe Orlando (3)	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2019	420,042	90.0%	9,706	26.51	-	Capital Grille, Hampton Social, Main Event, Regal Cinemas, Rodizio Grill	-
76	Martin Downs Town Center	Palm City	FL	Port St. Lucie, FL	1996	64,546	100.0%	835	12.94	Publix	-	-
77	Martin Downs Village Center	Palm City	FL	Port St. Lucie, FL	1987	165,770	95.9%	3,046	19.68	-	Coastal Care, Walgreens	-
78	23rd Street Station	Panama City	FL	Panama City, FL	1995	98,827	93.0%	1,207	13.14	Publix	-	-
79	Panama City Square	Panama City	FL	Panama City, FL	1989	298,685	100.0%	2,462	8.24	Walmart Supercenter	Big Lots, Harbor Freight Tools, HomeGoods, T.J.Maxx	-
80	East Port Plaza	Port St. Lucie	FL	Port St. Lucie, FL	1991	162,831	81.8%	1,906	14.31	Publix	Fortis Institute, Walgreens	-
81	Shoppes of Victoria Square	Port St. Lucie	FL	Port St. Lucie, FL	1990	95,186	96.0%	1,206	13.20	Winn-Dixie (Southeastern Grocers)	Dollar Tree	-
82	Lake St. Charles	Riverview	FL	Tampa-St. Petersburg-Clearwater, FL	1999	61,015	100.0%	712	12.49	Winn-Dixie (Southeastern Grocers)	-	-
83	Cobblestone Village	Royal Palm Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	39,404	93.9%	781	21.11	SuperTarget*	The Zoo Health Club	-
84	Beneva Village Shoppes (3)	Sarasota	FL	North Port-Sarasota-Bradenton, FL	2019	143,662	97.9%	2,360	18.21	Publix	Harbor Freight Tools, Pet Supermarket, Walgreens	-
85	Sarasota Village	Sarasota	FL	North Port-Sarasota-Bradenton, FL	1972	173,184	100.0%	2,079	12.31	Publix	Big Lots, Crunch Fitness, HomeGoods	-
86	Atlantic Plaza	Satellite Beach	FL	Palm Bay-Melbourne-Titusville, FL	2008	130,301	74.4%	1,390	14.33	Publix	Planet Fitness	-
87	Seminole Plaza (3)	Seminole	FL	Tampa-St. Petersburg-Clearwater, FL	2019	156,579	95.8%	1,247	8.31	Sprouts Farmers Market	Bealls Outlet, Burlington Stores, T.J.Maxx	-
88	Cobblestone Village	St. Augustine	FL	Jacksonville, FL	2003	265,464	97.0%	3,656	14.20	Publix	Bealls, Bed Bath & Beyond, Michaels, Party City, Petco	-
89	Dolphin Village	St. Pete Beach	FL	Tampa-St. Petersburg-Clearwater, FL	1990	136,224	77.6%	1,660	15.71	Publix	CVS, Dollar Tree	-
90	Rutland Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	149,562	100.0%	1,431	9.57	Winn-Dixie (Southeastern Grocers)	Bealls Outlet, Big Lots	-
91	Skyway Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	110,799	89.2%	859	8.96	-	Advantage Village Academy, Dollar Tree	-
92	Tyrone Gardens	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	1998	202,384	83.1%	1,692	10.06	Winn-Dixie (Southeastern Grocers)	Big Lots, Chuck E. Cheese’s	-
93	Downtown Publix	Stuart	FL	Port St. Lucie, FL	2000	151,246	82.1%	1,593	12.83	Publix	Family Dollar, Flooring USA	-
94	Sunrise Town Center	Sunrise	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1989	110,109	95.1%	1,310	12.51	Patel Brothers	Dollar Tree, LA Fitness	Walmart
95	Carrollwood Center	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	2002	92,678	92.4%	1,536	17.94	Publix	Rarehues	-
96	Ross Plaza	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	1996	89,885	100.0%	1,418	15.78	-	Dollar Tree, Lumber Liquidators, Ross Dress for Less	-
97	Shoppes at Tarpon	Tarpon Springs	FL	Tampa-St. Petersburg-Clearwater, FL	2003	145,832	100.0%	2,373	16.27	Publix	Petco, T.J.Maxx, Ulta	-
98	Venice Plaza	Venice	FL	North Port-Sarasota-Bradenton, FL	1999	132,345	96.3%	930	7.30	Winn-Dixie (Southeastern Grocers)	Lumber Liquidators, Pet Supermarket, T.J.Maxx	-
99	Venice Shopping Center	Venice	FL	North Port-Sarasota-Bradenton, FL	2000	109,801	87.1%	628	6.57	Publix	Bealls Outlet	-
100	Venice Village Shoppes	Venice	FL	North Port-Sarasota-Bradenton, FL	1989	172,267	90.3%	2,369	15.22	Publix	JOANN, Planet Fitness	-
101	Albany Plaza	Albany	GA	Albany, GA	1995	114,169	80.9%	615	6.66	Harveys (Southeastern Grocers)	Big Lots, OK Beauty & Fashions Outlet	-
102	Mansell Crossing	Alpharetta	GA	Atlanta-Sandy Springs-Roswell, GA	1993	332,364	95.0%	4,978	19.86	-	Studio Movie Grill, Barnes & Noble, DSW, Macy's Furniture Gallery, REI, T.J.Maxx	-
103	Perlis Plaza	Americus	GA	Americus, GA	1972	165,315	83.1%	839	6.11	-	Belk, Roses	-
104	Northeast Plaza	Atlanta	GA	Atlanta-Sandy Springs-Roswell, GA	1952	445,042	86.1%	4,435	11.82	City Farmers Market	dd's Discounts (Ross), NCG Cinemas	-
105	Augusta West Plaza	Augusta	GA	Augusta-Richmond County, GA-SC	2006	170,681	96.8%	1,350	8.17	-	At Home, Dollar Tree, Octapharma	-
106	Sweetwater Village	Austell	GA	Atlanta-Sandy Springs-Roswell, GA	1985	66,197	100.0%	551	8.32	Food Depot	Family Dollar	-
107	Vineyards at Chateau Elan	Braselton	GA	Atlanta-Sandy Springs-Roswell, GA	2002	79,047	92.1%	1,090	14.97	Publix	-	-
108	Cedar Plaza	Cedartown	GA	Cedartown, GA	1994	83,300	100.0%	714	8.57	Kroger	Planet Fitness	-
109	Conyers Plaza	Conyers	GA	Atlanta-Sandy Springs-Roswell, GA	2001	171,374	100.0%	2,322	13.55	Walmart Supercenter*	JOANN, PetSmart, Value Village	The Home Depot

Supplemental Disclosure - Three Months Ended June 30, 2019	Page 41

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

110	Cordele Square	Cordele	GA	Cordele, GA	2002	127,953	85.4%	746	6.83	Harveys (Southeastern Grocers)	Belk, Citi Trends, Cordele Theatres	-
111	Covington Gallery	Covington	GA	Atlanta-Sandy Springs-Roswell, GA	1991	172,457	45.2%	561	7.19	Ingles	-	-
112	Salem Road Station	Covington	GA	Atlanta-Sandy Springs-Roswell, GA	2000	67,270	98.1%	794	12.04	Publix	-	-
113	Keith Bridge Commons	Cumming	GA	Atlanta-Sandy Springs-Roswell, GA	2002	94,886	95.3%	1,232	13.63	Kroger	-	-
114	Northside	Dalton	GA	Dalton, GA	2001	73,931	97.3%	612	8.51	Food City	Family Dollar	-
115	Cosby Station	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1994	77,811	90.8%	787	11.14	Publix	-	-
116	Park Plaza	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1986	46,670	81.7%	715	18.84	Kroger*	-	-
117	Westgate	Dublin	GA	Dublin, GA	2004	110,738	81.5%	601	6.95	-	Big Lots	The Home Depot
118	Venture Pointe	Duluth	GA	Atlanta-Sandy Springs-Roswell, GA	1995	155,172	100.0%	1,645	10.60	-	American Signature Furniture, Ollie's Bargain Outlet, Studio Movie Grill	-
119	Banks Station	Fayetteville	GA	Atlanta-Sandy Springs-Roswell, GA	2006	178,871	76.0%	1,116	9.86	Food Depot	Cinemark, Staples	-
120	Barrett Place	Kennesaw	GA	Atlanta-Sandy Springs-Roswell, GA	1992	218,818	100.0%	2,465	11.27	ALDI	Best Buy, Duluth Trading, Michaels, OfficeMax, PetSmart, The Furniture Mall	-
121	Shops of Huntcrest	Lawrenceville	GA	Atlanta-Sandy Springs-Roswell, GA	2003	97,040	98.8%	1,388	14.48	Publix	-	-
122	Mableton Walk	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	1994	105,884	88.6%	1,367	14.58	Publix	-	-
123	The Village at Mableton	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	1959	229,013	54.8%	1,001	7.97	-	Dollar Tree, Ollie's Bargain Outlet, Planet Fitness	-
124	Marshalls at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1982	54,976	91.8%	542	10.74	-	Marshalls	-
125	New Chastain Corners	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	2004	113,079	92.4%	1,128	10.80	Kroger	-	-
126	Pavilions at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1996	150,488	93.3%	2,063	14.69	Kroger	Kayhill's Sports Bar and Grill	-
127	Creekwood Village	Rex	GA	Atlanta-Sandy Springs-Roswell, GA	1990	69,778	94.8%	604	9.13	Food Depot	-	-
128	Holcomb Bridge Crossing	Roswell	GA	Atlanta-Sandy Springs-Roswell, GA	1988	93,420	97.1%	998	11.00	-	PGA TOUR Superstore	-
129	Victory Square	Savannah	GA	Savannah, GA	2007	122,719	88.6%	1,584	14.57	SuperTarget*	Citi Trends, Dollar Tree, NCG Cinema, Staples	The Home Depot
130	Stockbridge Village	Stockbridge	GA	Atlanta-Sandy Springs-Roswell, GA	2008	188,135	98.4%	2,982	16.11	Kroger	-	-
131	Stone Mountain Festival	Stone Mountain	GA	Atlanta-Sandy Springs-Roswell, GA	2006	347,091	99.4%	1,888	5.48	Walmart Supercenter	Hobby Lobby, NCG Cinemas	-
132	Wilmington Island	Wilmington Island	GA	Savannah, GA	1985	101,462	92.0%	1,002	10.73	Kroger	-	-
133	Haymarket Mall	Des Moines	IA	Des Moines-West Des Moines, IA	1979	243,120	99.4%	1,509	6.37	-	Burlington Stores, Harbor Freight Tools, Hobby Lobby	-
134	Haymarket Square	Des Moines	IA	Des Moines-West Des Moines, IA	1979	269,705	95.0%	1,648	6.43	Price Chopper	Aspen Athletic Clubs, Big Lots, Northern Tool + Equipment, Office Depot	-
135	Annex of Arlington	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	1999	199,463	90.3%	3,428	19.03	Trader Joe's	Chuck E. Cheese's, Kirkland's, Petco, Ulta	-
136	Ridge Plaza	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	2000	151,643	93.1%	2,085	14.77	-	XSport Fitness	Kohl's
137	Bartonville Square	Bartonville	IL	Peoria, IL	2001	61,678	87.2%	270	5.36	Kroger	-	-
138	Southfield Plaza	Bridgeview	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	198,190	88.7%	2,141	12.18	Shop & Save Market	Hobby Lobby, Octapharma, Walgreens	-
139	Commons of Chicago Ridge	Chicago Ridge	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	324,977	94.7%	4,210	14.74	-	Marshalls, Ross Dress for Less, The Home Depot, XSport Fitness	-
140	Rivercrest Shopping Center	Crestwood	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	541,651	90.7%	5,360	12.38	-	AMC Theatres, At Home, Best Buy, Five Below, Party City, PetSmart, Planet Fitness, Ross Dress for Less, T.J.Maxx	-
141	The Commons of Crystal Lake	Crystal Lake	IL	Chicago-Naperville-Elgin, IL-IN-WI	1987	273,060	88.0%	2,536	10.55	Jewel-Osco (Albertsons)	Burlington Stores	Hobby Lobby
142	Elk Grove Town Center	Elk Grove Village	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	62,109	78.4%	1,058	26.55	-	Walgreens	-
143	Freeport Plaza	Freeport	IL	Freeport, IL	2000	87,846	88.3%	539	6.95	Cub Foods (United Natural Foods Inc.)	-	-
144	Westview Center	Hanover Park	IL	Chicago-Naperville-Elgin, IL-IN-WI	1989	321,382	84.2%	2,677	10.43	Tony's Finer Foods	Amber's Furniture, LA Fitness, Sears Outlet	Value City
145	The Quentin Collection	Kildeer	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	171,530	85.9%	2,100	15.32	-	Best Buy, PetSmart, Stein Mart	-
146	Butterfield Square	Libertyville	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	106,683	80.4%	1,327	15.47	Sunset Foods	-	-
147	High Point Centre (3)	Lombard	IL	Chicago-Naperville-Elgin, IL-IN-WI	2019	245,497	33.4%	1,187	18.24	-	David's Bridal, JOANN, LA Fitness	-
148	Long Meadow Commons	Mundelein	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	118,281	97.5%	1,820	16.62	Jewel-Osco	Planet Fitness	-

Supplemental Disclosure - Three Months Ended June 30, 2019	Page 42

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

149	Westridge Court (2)	Naperville	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	682,766	77.5%	6,961	14.00	-	Art Van Furniture, Bed Bath & Beyond, buybuy BABY, Cost Plus World Market, Edge Fitness, Marshalls, Old Navy, Party City, Star Cinema Grill, Ulta	-
150	Rollins Crossing	Round Lake Beach	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	192,913	96.3%	1,945	17.20	-	LA Fitness, Regal Cinemas	-
151	Twin Oaks Shopping Center	Silvis	IL	Davenport-Moline-Rock Island, IA-IL	1991	113,328	97.6%	754	6.82	Hy-Vee	Eye Surgeons Associates	-
152	Tinley Park Plaza	Tinley Park	IL	Chicago-Naperville-Elgin, IL-IN-WI	1973	248,077	67.2%	1,886	12.30	Walt's Fine Foods	Planet Fitness, Tile Shop	-
153	Meridian Village	Carmel	IN	Indianapolis-Carmel-Anderson, IN	1990	130,769	93.2%	1,202	9.86	-	Godby Home Furnishings, Ollie's Bargain Outlet	-
154	Columbus Center	Columbus	IN	Columbus, IN	1964	142,989	96.2%	1,593	11.58	-	Big Lots, Five Below, OfficeMax, Pet Supplies Plus, T.J.Maxx, Ulta	Target
155	Apple Glen Crossing	Fort Wayne	IN	Fort Wayne, IN	2002	150,163	91.9%	1,909	17.62	Walmart Supercenter*	Best Buy, Dick's Sporting Goods, PetSmart	Kohl's
156	Market Centre	Goshen	IN	Elkhart-Goshen, IN	1994	252,710	98.0%	2,125	15.38	Walmart Supercenter*	JOANN, Staples	-
157	Marwood Plaza	Indianapolis	IN	Indianapolis-Carmel-Anderson, IN	1992	107,080	81.4%	751	8.62	Kroger	-	-
158	Valley View Plaza	Marion	IN	Marion, IN	1997	29,974	79.0%	350	14.78	Walmart Supercenter*	Aaron's	-
159	Lincoln Plaza	New Haven	IN	Fort Wayne, IN	1968	98,288	65.9%	536	8.27	Kroger	-	-
160	Speedway Super Center (3)	Speedway	IN	Indianapolis-Carmel-Anderson, IN	2019	596,072	86.3%	5,549	10.85	Kroger	Burlington Stores, Kohl's, Oak Street Health Center, Petco, Ross Dress for Less, Sears Outlet, T.J.Maxx	-
161	Sagamore Park Centre	West Lafayette	IN	Lafayette-West Lafayette, IN	2018	132,027	100.0%	1,350	10.23	Pay Less (Kroger)	-	-
162	Westchester Square	Lenexa	KS	Kansas City, MO-KS	1987	161,701	90.1%	1,470	10.10	Hy-Vee	-	-
163	West Loop Shopping Center	Manhattan	KS	Manhattan, KS	2013	217,261	95.8%	1,951	14.90	Dillons (Kroger)	Bellus Academy, JOANN, Marshalls	-
164	North Dixie Plaza	Elizabethtown	KY	Elizabethtown-Fort Knox, KY	1992	130,466	100.0%	1,059	8.12	-	At Home, Staples	-
165	Florence Plaza - Florence Square (2)	Florence	KY	Cincinnati, OH-KY-IN	2014	689,775	97.7%	7,678	14.56	Kroger	Barnes & Noble, Bob's Furniture, Burlington Stores, David's Bridal, Five Below, Harbor Freight Tools, Hobby Lobby, HomeGoods, Old Navy, Ollie's Bargain Outlet, Ross Dress for Less, Staples, T.J.Maxx	-
166	Jeffersontown Commons	Jeffersontown	KY	Louisville/Jefferson County, KY-IN	1959	208,374	95.2%	1,832	9.72	-	King Pin Lanes, Louisville Athletic Club	-
167	London Marketplace	London	KY	London, KY	1994	169,032	98.1%	1,565	9.44	Kroger	Goody's, Kohl's, Marshalls, Planet Fitness	-
168	Eastgate Shopping Center	Louisville	KY	Louisville/Jefferson County, KY-IN	2002	174,947	100.0%	2,014	11.51	Kroger	Petco	-
169	Plainview Village	Louisville	KY	Louisville/Jefferson County, KY-IN	1997	165,467	90.7%	1,521	11.26	Kroger	-	-
170	Stony Brook I & II	Louisville	KY	Louisville/Jefferson County, KY-IN	1988	158,940	99.2%	1,944	12.32	Kroger Marketplace	-	-
171	Towne Square North	Owensboro	KY	Owensboro, KY	1988	163,161	92.4%	1,264	8.38	-	Big Lots, Books-A-Million, Office Depot	-
172	Karam Shopping Center	Lafayette	LA	Lafayette, LA	1970	100,120	88.4%	315	3.56	Super 1 Foods	dd's Discounts (Ross)	-
173	The Pines Shopping Center	Pineville	LA	Alexandria, LA	1991	179,039	71.4%	838	6.97	Super 1 Foods	Ollie's Bargain Outlet	-
174	Points West Plaza	Brockton	MA	Boston-Cambridge-Newton, MA-NH	1960	130,635	92.9%	1,020	8.41	PriceRite (Wakefern)	Citi Trends, L&M Bargain, Ocean State Job Lot	-
175	Burlington Square I, II & III	Burlington	MA	Boston-Cambridge-Newton, MA-NH	1992	79,559	98.4%	2,268	28.96	-	Golf Galaxy, Pyara Aveda Spa & Salon, Staples	Duluth Trading Co.
176	Holyoke Shopping Center	Holyoke	MA	Springfield, MA	2000	195,995	96.2%	1,648	12.69	Super Stop & Shop (Ahold Delhaize)	JOANN, Ocean State Job Lot	-
177	WaterTower Plaza	Leominster	MA	Worcester, MA-CT	2000	284,757	79.2%	3,145	14.27	-	Barnes & Noble, Michaels, Party City, Petco, Staples, T.J.Maxx	-
178	Lunenberg Crossing	Lunenburg	MA	Worcester, MA-CT	1994	25,515	60.8%	237	15.28	Hannaford Bros. (Ahold Delhaize)*	-	Walmart
179	Lynn Marketplace	Lynn	MA	Boston-Cambridge-Newton, MA-NH	1968	78,046	39.4%	757	33.29	-	Rainbow	-
180	Webster Square Shopping Center	Marshfield	MA	Boston-Cambridge-Newton, MA-NH	2005	182,756	96.1%	2,448	13.94	Star Market (Albertsons)	Marshalls, Ocean State Job Lot	-
181	Berkshire Crossing	Pittsfield	MA	Pittsfield, MA	1994	436,854	100.0%	4,064	21.06	Market 32	Barnes & Noble, Michaels, Staples, The Home Depot, Ulta, Walmart	-
182	Westgate Plaza	Westfield	MA	Springfield, MA	1996	103,903	96.0%	1,188	12.28	-	Ocean State Job Lot, Staples, T.J.Maxx	-
183	Perkins Farm Marketplace	Worcester	MA	Worcester, MA-CT	1967	207,538	96.8%	2,308	17.72	Super Stop & Shop (Ahold Delhaize)	Citi Trends, Crunch Fitness, Ollie's Bargain Outlet	-
184	South Plaza Shopping Center	California	MD	California-Lexington Park, MD	2005	92,335	100.0%	1,780	19.28	-	Best Buy, Old Navy, Petco, Ross Dress for Less	-

Supplemental Disclosure - Three Months Ended June 30, 2019	Page 43

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

185	Campus Village Shoppes	College Park	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	1986	25,529	94.9%	793	32.74	-	-	-
186	Fox Run	Prince Frederick	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	1997	292,849	67.9%	2,519	13.30	Giant Food (Ahold Delhaize)	JOANN, Peebles	-
187	Pine Tree Shopping Center	Portland	ME	Portland-South Portland, ME	1958	287,513	99.0%	1,933	16.65	-	Big Lots, Dollar Tree, JOANN, Lowe's	-
188	Arborland Center	Ann Arbor	MI	Ann Arbor, MI	2000	403,536	96.4%	6,649	17.33	Kroger	Bed Bath & Beyond, DSW, Gardner White Furniture, Marshalls, Michaels, Nordstrom Rack, Ulta	-
189	Maple Village (3)	Ann Arbor	MI	Ann Arbor, MI	2019	292,467	95.6%	4,464	15.97	Plum Market	Dunham's Sports, HomeGoods, LA Fitness, Sierra Trading Post, Stein Mart, Ulta	-
190	Grand Crossing	Brighton	MI	Detroit-Warren-Dearborn, MI	2005	85,389	100.0%	1,020	11.95	Busch’s Fresh Food Market	Ace Hardware	-
191	Farmington Crossroads	Farmington	MI	Detroit-Warren-Dearborn, MI	1986	79,068	100.0%	833	10.54	-	Dollar Tree, Ollie's Bargain Outlet, True Value	-
192	Silver Pointe Shopping Center	Fenton	MI	Flint, MI	1996	164,559	89.6%	1,875	12.81	VG's Food (SpartanNash)	Dunham's Sports, Glik's	-
193	Cascade East	Grand Rapids	MI	Grand Rapids-Wyoming, MI	1983	99,529	79.8%	614	7.73	D&W Fresh Market (SpartanNash)	-	-
194	Delta Center	Lansing	MI	Lansing-East Lansing, MI	1985	186,246	83.9%	1,403	8.98	-	Bed Bath & Beyond, DXL Destination XL, Hobby Lobby, Planet Fitness	-
195	Lakes Crossing	Muskegon	MI	Muskegon, MI	2008	109,590	96.3%	1,570	16.97	-	JOANN, Party City, Shoe Carnival, Ulta	Kohl's
196	Redford Plaza	Redford	MI	Detroit-Warren-Dearborn, MI	1992	280,883	87.8%	2,648	10.73	Prince Valley Market	Blink Fitness (Equinox), Burlington Stores, Citi Trends, Dollar Tree	-
197	Hampton Village Centre	Rochester Hills	MI	Detroit-Warren-Dearborn, MI	2004	464,931	99.2%	6,689	18.89	-	Best Buy, DSW, Emagine Theatre, Kohl's, Old Navy, Petco, T.J.Maxx, Ulta	Target
198	Fashion Corners	Saginaw	MI	Saginaw, MI	2004	184,735	99.3%	1,890	10.31	-	Bed Bath & Beyond, Best Buy, Dunham's Sports, Guitar Center, Harbor Freight Tools	-
199	Southfield Plaza	Southfield	MI	Detroit-Warren-Dearborn, MI	1970	101,724	93.8%	1,115	11.68	-	Party City, Planet Fitness	Burlington Stores
200	18 Ryan	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1997	101,564	100.0%	985	9.70	Dream Market	O'Reilly Auto Parts, Planet Fitness, Redline Athletics	-
201	Delco Plaza	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1996	154,853	100.0%	1,095	7.07	-	Amish Direct Furniture, Bed Bath & Beyond, Dunham's Mega Sports, Urban Air Adventure Park	-
202	West Ridge	Westland	MI	Detroit-Warren-Dearborn, MI	1989	162,874	75.3%	1,343	10.96	-	Bed Bath & Beyond, Crunch Fitness, Party City, Petco	Burlington Stores, Target
203	Washtenaw Fountain Plaza	Ypsilanti	MI	Ann Arbor, MI	2005	123,706	96.0%	871	7.33	Save-A-Lot	Dollar Tree, Dunham's Sports, Planet Fitness	-
204	Southport Centre I - VI	Apple Valley	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1985	124,937	94.9%	2,128	17.94	SuperTarget*	Best Buy, Dollar Tree, Walgreens	-
205	Burning Tree Plaza	Duluth	MN	Duluth, MN-WI	1987	183,006	86.3%	2,074	13.13	-	Best Buy, David's Bridal, JOANN, T.J.Maxx	-
206	Elk Park Center	Elk River	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	205,009	86.5%	1,964	11.08	Cub Foods (Jerry's Foods)	OfficeMax	-
207	Westwind Plaza	Minnetonka	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2007	88,049	100.0%	1,601	18.18	Cub Foods (United Natural Foods Inc.)*	-	-
208	Richfield Hub	Richfield	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1952	213,595	89.2%	2,184	11.46	-	Marshalls, Michaels	-
209	Roseville Center (3)	Roseville	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2019	71,379	84.7%	743	19.45	ALDI, Cub Foods (Jerry's Foods)*	Dollar Tree	-
210	Marketplace @ 42	Savage	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	114,567	95.4%	1,782	16.31	Fresh Thyme Farmers Market	Marshalls	-
211	Sun Ray Shopping Center	St. Paul	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1958	291,048	91.7%	2,539	12.62	Cub Foods (United Natural Foods Inc.)	Planet Fitness, T.J.Maxx, Valu Thrift Store	-
212	White Bear Hills Shopping Center	White Bear Lake	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1996	73,095	94.2%	815	11.84	Festival Foods	Dollar Tree	-
213	Ellisville Square	Ellisville	MO	St. Louis, MO-IL	1989	137,446	98.0%	1,730	13.16	ALDI	Michaels, Party City, Petco, Tuesday Morning	-
214	Hub Shopping Center	Independence	MO	Kansas City, MO-KS	1995	160,423	89.5%	799	5.95	Price Chopper	-	-
215	Watts Mill Plaza	Kansas City	MO	Kansas City, MO-KS	1997	161,717	100.0%	1,419	8.78	Price Chopper	Ace Hardware	-
216	Liberty Corners	Liberty	MO	Kansas City, MO-KS	1987	124,808	89.4%	968	8.67	Price Chopper	-	-
217	Maplewood Square	Maplewood	MO	St. Louis, MO-IL	1998	71,590	93.6%	431	6.43	Shcnuck's	-	-
218	Devonshire Place	Cary	NC	Raleigh, NC	1996	106,680	100.0%	1,572	15.05	-	Burlington Stores, Dollar Tree, Harbor Freight Tools, REI	-

Supplemental Disclosure - Three Months Ended June 30, 2019	Page 44

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

219	McMullen Creek Market	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1988	282,965	90.1%	3,814	14.96	Walmart Neighborhood Market	Burlington Stores, Dollar Tree, Staples	-
220	The Commons at Chancellor Park	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1994	348,604	91.4%	1,897	8.91	Patel Brothers	Big Lots, Gabriel Brothers, The Home Depot, Value City Furniture	-
221	Macon Plaza	Franklin	NC	—	2001	92,583	100.0%	540	10.71	BI-LO (Southeastern Grocers)	Peebles	-
222	Garner Towne Square	Garner	NC	Raleigh, NC	1997	184,347	97.2%	2,054	13.01	-	Burn Boot Camp, Citi Trends, OfficeMax, PetSmart	Target, The Home Depot
223	Franklin Square	Gastonia	NC	Charlotte-Concord-Gastonia, NC-SC	1989	317,705	85.2%	3,288	13.69	Walmart Supercenter	Best Buy, Burke's Outlet, Dollar Tree, Five Below, Michaels, Ross Dress for Less	-
224	Wendover Place	Greensboro	NC	Greensboro-High Point, NC	2000	406,768	88.6%	5,126	14.23	-	Christmas Tree Shops, Dick's Sporting Goods, Kohl's, Michaels, Old Navy, PetSmart, Rainbow, Ross Dress for Less	Target
225	University Commons	Greenville	NC	Greenville, NC	1996	233,153	93.5%	2,960	13.57	Harris Teeter (Kroger)	A.C. Moore, Barnes & Noble, Petco, T.J.Maxx	Target
226	Valley Crossing	Hickory	NC	Hickory-Lenoir-Morganton, NC	2014	191,431	90.0%	1,636	9.49	-	Academy Sports + Outdoors, Dollar Tree, Harbor Freight Tools, Ollie's Bargain Outlet	-
227	Kinston Pointe	Kinston	NC	Kinston, NC	2001	250,580	99.7%	1,065	4.26	Walmart Supercenter	Dollar Tree	-
228	Magnolia Plaza	Morganton	NC	Hickory-Lenoir-Morganton, NC	1990	93,553	82.4%	585	7.59	-	Big Lots, Harbor Freight Tools	Rural King
229	Roxboro Square	Roxboro	NC	Durham-Chapel Hill, NC	2005	97,226	100.0%	1,435	14.76	-	Person County Health & Human Services	-
230	Innes Street Market	Salisbury	NC	Charlotte-Concord-Gastonia, NC-SC	2002	349,425	100.0%	4,113	11.77	Food Lion (Ahold Delhaize)	Lowe's, Marshalls, Old Navy, PetSmart, Staples, Tinseltown	-
231	Crossroads	Statesville	NC	Charlotte-Concord-Gastonia, NC-SC	1997	340,189	99.1%	2,229	6.61	Walmart Supercenter	Big Lots, Burkes Outlet, Tractor Supply	-
232	Anson Station	Wadesboro	NC	—	1988	132,353	96.8%	780	6.09	-	Peebles, Rose's, Tractor Supply Co.	-
233	New Centre Market	Wilmington	NC	Wilmington, NC	1998	143,762	95.1%	1,818	13.68	-	OfficeMax, PetSmart, Sportsmans Warehouse	Target
234	University Commons	Wilmington	NC	Wilmington, NC	2007	235,345	99.4%	3,601	15.39	Lowes Foods	A.C. Moore, HomeGoods, T.J.Maxx	-
235	Whitaker Square	Winston Salem	NC	Winston-Salem, NC	1996	82,760	94.9%	1,144	14.56	Harris Teeter (Kroger)	-	-
236	Parkway Plaza	Winston-Salem	NC	Winston-Salem, NC	2005	282,693	90.3%	3,059	12.93	Super Compare Foods	Badcock Home Furniture, Citi Trends, Modern Home, Office Depot	-
237	Stratford Commons	Winston-Salem	NC	Winston-Salem, NC	1995	72,308	94.8%	985	14.37	-	Golf Galaxy, Mattress Firm, OfficeMax	-
238	Bedford Grove	Bedford	NH	Manchester-Nashua, NH	1989	216,699	94.7%	2,049	23.79	-	Bed Bath & Beyond, Boston Interiors	-
239	Capitol Shopping Center	Concord	NH	Concord, NH	2001	182,887	98.4%	2,015	11.47	Market Basket (DeMoulas Supermarkets)	Burlington Stores, JOANN, Marshalls	-
240	Willow Springs Plaza	Nashua	NH	Manchester-Nashua, NH	1990	131,248	99.0%	2,372	19.91	-	JC Penney, New Hampshire Liquor and Wine Outlet, Petco	The Home Depot
241	Seacoast Shopping Center	Seabrook	NH	Boston-Cambridge-Newton, MA-NH	1991	91,690	80.2%	446	6.33	-	JOANN, NH1 MotorPlex	Ashley Furniture, Cardi's Furniture, Ocean State Job Lot
242	Tri-City Plaza	Somersworth	NH	Boston-Cambridge-Newton, MA-NH	1990	150,004	98.0%	1,383	9.40	Market Basket (DeMoulas Supermarkets)	T.J.Maxx, Staples	-
243	Laurel Square	Brick	NJ	New York-Newark-Jersey City, NY-NJ-PA	2003	246,235	65.2%	1,143	7.73	-	At Home, Planet Fitness	-
244	The Shoppes at Cinnaminson	Cinnaminson	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2010	301,311	95.2%	4,558	23.81	ShopRite	Burlington Stores, Planet Fitness, Ross Dress For Less	-
245	Acme Clark	Clark	NJ	New York-Newark-Jersey City, NY-NJ-PA	2007	52,812	100.0%	1,422	26.93	Acme (Albertsons)	-	-
246	Collegetown Shopping Center	Glassboro	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1966	245,727	65.2%	2,183	13.63	LIDL	LA Fitness, Staples	-
247	Hamilton Plaza (3)	Hamilton	NJ	Trenton, NJ	2019	150,919	100.0%	1,371	9.08	-	Dollar Tree, Hibachi Grill & Supreme Buffet, Planet Fitness, Urban Air Adventure Park	-
248	Bennetts Mills Plaza	Jackson	NJ	New York-Newark-Jersey City, NY-NJ-PA	2002	127,230	89.4%	1,506	13.25	Super Stop & Shop (Ahold Delhaize)	-	-
249	Marlton Crossing (3)	Marlton	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2019	331,875	97.4%	6,200	19.18	Sprouts Farmers Market	Burlington Stores, DSW, HomeGoods, Michaels, T.J. Maxx	-
250	Middletown Plaza	Middletown	NJ	New York-Newark-Jersey City, NY-NJ-PA	2001	197,066	91.0%	3,662	20.72	ShopRite	Petco, Rite Aid	-
251	Larchmont Centre	Mount Laurel	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1985	103,787	86.1%	1,097	32.06	ShopRite	-	-

Supplemental Disclosure - Three Months Ended June 30, 2019	Page 45

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

252	Old Bridge Gateway	Old Bridge	NJ	New York-Newark-Jersey City, NY-NJ-PA	1995	246,120	98.9%	3,795	15.59	Bhavani Food Market	Marshalls, Modell's Sporting Goods, Pep Boys, Petco, Robert Wood Johnson Fitness	-
253	Morris Hills Shopping Center	Parsippany	NJ	New York-Newark-Jersey City, NY-NJ-PA	1994	159,561	96.3%	3,010	19.59	-	Blink Fitness (Equinox), Cinepolis, HomeGoods, Marshalls	-
254	Rio Grande Plaza	Rio Grande	NJ	Ocean City, NJ	1997	140,200	91.7%	1,488	11.57	ShopRite*	Peebles, PetSmart, Planet Fitness	-
255	Ocean Heights Plaza	Somers Point	NJ	Atlantic City-Hammonton, NJ	2006	179,199	99.1%	3,373	18.99	ShopRite	Pier 1 Imports, Staples	-
256	Springfield Place	Springfield	NJ	New York-Newark-Jersey City, NY-NJ-PA	1965	36,209	100.0%	654	18.06	ShopRite	-	-
257	Tinton Falls Plaza	Tinton Falls	NJ	New York-Newark-Jersey City, NY-NJ-PA	2006	87,760	94.2%	1,374	16.62	-	Dollar Tree, Jersey Strong	-
258	Cross Keys Commons	Turnersville	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	216,323	89.3%	3,050	15.79	Walmart Supercenter*	Marshalls, Rainbow, Ross Dress for Less, Staples, ULTA	-
259	Parkway Plaza	Carle Place	NY	New York-Newark-Jersey City, NY-NJ-PA	1993	89,704	100.0%	2,756	30.72	-	Minado, Stew Leonard's Wines, T.J.Maxx	-
260	Erie Canal Centre	Dewitt	NY	Syracuse, NY	2018	125,445	100.0%	1,853	14.77	-	Burlington Stores, Dick's Sporting Goods, Michaels	-
261	Unity Plaza	East Fishkill	NY	New York-Newark-Jersey City, NY-NJ-PA	2005	67,462	100.0%	1,437	21.30	Acme (Albertsons)	True Value	-
262	Suffolk Plaza	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1998	84,480	71.9%	1,546	26.92	BJ's Wholesale*	24 Hour Fitness	Kohl's, Walmart
263	Three Village Shopping Center	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1991	77,458	96.6%	1,987	26.56	Stop & Shop*, Wild by Nature Market*	Ace Hardware	Rite Aid
264	Stewart Plaza	Garden City	NY	New York-Newark-Jersey City, NY-NJ-PA	1990	193,622	97.5%	3,035	16.07	-	Burlington Stores, Dollar Tree, K&G Fashion Superstore	-
265	Dalewood I, II & III Shopping Center	Hartsdale	NY	New York-Newark-Jersey City, NY-NJ-PA	1972	194,441	98.5%	6,818	36.98	H-Mart	Christmas Tree Shops, T.J.Maxx	-
266	Cayuga Mall	Ithaca	NY	Ithaca, NY	1969	204,415	95.1%	1,918	9.87	-	JOANN, Big Lots, Party City, Planet Fitness, Rite Aid, True Value	-
267	Kings Park Plaza	Kings Park	NY	New York-Newark-Jersey City, NY-NJ-PA	1985	72,208	100.0%	1,587	21.98	Key Food Marketplace	T.J.Maxx	-
268	Village Square Shopping Center	Larchmont	NY	New York-Newark-Jersey City, NY-NJ-PA	1981	17,000	100.0%	604	35.53	Trader Joe's	-	-
269	Falcaro's Plaza	Lawrence	NY	New York-Newark-Jersey City, NY-NJ-PA	1972	61,904	100.0%	1,468	23.71	KolSave Market*	Advance Auto Parts, Dollar Tree, Planet Fitness	-
270	Mamaroneck Centre (3)	Mamaroneck	NY	New York-Newark-Jersey City, NY-NJ-PA	2019	33,127	94.6%	1,132	36.14	North Shore Farms	CVS	-
271	Sunshine Square	Medford	NY	New York-Newark-Jersey City, NY-NJ-PA	2007	223,322	94.1%	3,047	14.49	Super Stop & Shop (Ahold Delhaize)	Planet Fitness, Savers	-
272	Wallkill Plaza	Middletown	NY	New York-Newark-Jersey City, NY-NJ-PA	1986	209,910	95.9%	2,130	10.92	-	Ashley Furniture, Big Lots, Citi Trends, David's Bridal, Hobby Lobby	-
273	Monroe Plaza	Monroe	NY	New York-Newark-Jersey City, NY-NJ-PA	1985	122,007	100.0%	2,006	16.44	ShopRite	Retro Fitness, Rite Aid, U.S. Post Office	-
274	Rockland Plaza	Nanuet	NY	New York-Newark-Jersey City, NY-NJ-PA	2006	255,542	90.3%	6,254	27.11	A Matter of Health	Barnes & Noble, Marshalls, Modell's Sporting Goods, Petco	-
275	North Ridge Shopping Center	New Rochelle	NY	New York-Newark-Jersey City, NY-NJ-PA	1971	39,008	92.1%	1,371	38.15	-	Harmon Discount	-
276	Nesconset Shopping Center	Port Jefferson Station	NY	New York-Newark-Jersey City, NY-NJ-PA	1961	122,996	97.2%	2,705	22.64	-	Dollar Tree, HomeGoods	-
277	Roanoke Plaza	Riverhead	NY	New York-Newark-Jersey City, NY-NJ-PA	2002	99,131	100.0%	1,891	19.08	Best Market (LIDL)	CVS, T.J.Maxx	-
278	The Shops at Riverhead	Riverhead	NY	New York-Newark-Jersey City, NY-NJ-PA	2018	115,089	100.0%	2,753	23.92	Costco*	HomeSense, Marshalls, Petsmart, Ulta	-
279	Rockville Centre	Rockville Centre	NY	New York-Newark-Jersey City, NY-NJ-PA	1975	44,131	94.3%	1,117	26.83	-	HomeGoods, Rite Aid	-
280	Mohawk Acres Plaza	Rome	NY	Utica-Rome, NY	2005	156,680	79.8%	1,240	22.51	Price Chopper	Family Dollar	-
281	College Plaza	Selden	NY	New York-Newark-Jersey City, NY-NJ-PA	2013	180,182	100.0%	3,265	18.59	ShopRite	A.C. Moore, Blink Fitness (Equinox), Bob's Stores	Firestone
282	Campus Plaza	Vestal	NY	Binghamton, NY	2003	160,744	98.4%	1,857	11.74	-	Olum's Furniture & Appliances, Staples	-
283	Parkway Plaza	Vestal	NY	Binghamton, NY	1995	207,154	100.0%	2,264	10.93	PriceRite (Wakefern)	Bed Bath & Beyond, Kohl's, PetSmart	Target
284	Shoppes at Vestal	Vestal	NY	Binghamton, NY	2000	92,328	100.0%	1,494	16.18	-	HomeGoods, Michaels, Old Navy	-
285	Town Square Mall	Vestal	NY	Binghamton, NY	1991	291,346	96.9%	4,819	17.07	Sam's Club*, Walmart Supercenter*	A.C. Moore, AMC Cinemas, Barnes & Noble, Dick's Sporting Goods, Dollar Tree, DSW, T.J.Maxx, Ulta	-
286	The Plaza at Salmon Run	Watertown	NY	Watertown-Fort Drum, NY	1993	68,761	94.1%	707	10.92	Hannaford Bros. (Ahold Delhaize)	Red Robin Gourmet Burger	Lowe's
287	Highridge Plaza	Yonkers	NY	New York-Newark-Jersey City, NY-NJ-PA	1977	88,501	95.6%	2,522	29.81	H-Mart	-	-
288	Brunswick Town Center	Brunswick	OH	Cleveland-Elyria, OH	2004	143,282	100.0%	2,074	15.00	Giant Eagle	-	The Home Depot

Supplemental Disclosure - Three Months Ended June 30, 2019	Page 46

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year			Percent						Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA		Leased		ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

289	30th Street Plaza	Canton	OH	Canton-Massillon, OH	1999	145,935		94.4%		1,488	10.80	Giant Eagle, Marc's	-	-
290	Brentwood Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2004	222,174		91.0%		2,295	17.54	Kroger	Petco, Planet Fitness, Rainbow	-
291	Delhi Shopping Center	Cincinnati	OH	Cincinnati, OH-KY-IN	1973	164,750		97.4%		1,465	9.13	Kroger	Pet Supplies Plus, Salvation Army	-
292	Harpers Station	Cincinnati	OH	Cincinnati, OH-KY-IN	1994	252,326		96.7%		3,514	14.40	Fresh Thyme Farmers Market	HomeGoods, LA Fitness, Pet Supplies Plus, Stein Mart, T.J.Maxx	-
293	Western Hills Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	1954	315,697		61.8%		3,364	18.46	-	Bed Bath & Beyond, Michaels, Staples, T.J.Maxx	Target
294	Western Village	Cincinnati	OH	Cincinnati, OH-KY-IN	2005	115,116		94.5%		990	30.84	Kroger	-	-
295	Crown Point	Columbus	OH	Columbus, OH	1980	144,931		88.8%		1,276	9.92	Kroger	Dollar Tree, Planet Fitness	-
296	Greentree Shopping Center	Columbus	OH	Columbus, OH	2005	131,573		84.9%		1,186	11.44	Kroger	-	-
297	Brandt Pike Place	Dayton	OH	Dayton, OH	2008	17,900		100.0%		199	11.12	Kroger*	-	-
298	South Towne Centre	Dayton	OH	Dayton, OH	1972	333,998		98.7%		4,481	14.20	Health Foods Unlimited	Burlington Stores, Christmas Tree Shops, JOANN, Party City, Petsmart, Value City Furniture	-
299	Southland Shopping Center	Middleburg Heights	OH	Cleveland-Elyria, OH	1951	695,261		79.5%		6,311	11.42	BJ's Wholesale Club, Giant Eagle, Marc's	Cleveland Furniture Bank, JOANN, Marshalls, Party City	-
300	The Shoppes at North Olmsted	North Olmsted	OH	Cleveland-Elyria, OH	2002	70,003		100.0%		1,171	16.73	-	Ollie's Bargain Outlet, Sears Outlet	-
301	Surrey Square	Norwood	OH	Cincinnati, OH-KY-IN	2010	175,167		95.7%		2,160	25.92	Kroger	Marshalls	-
302	Brice Park	Reynoldsburg	OH	Columbus, OH	1989	158,565		89.1%		1,234	9.19	-	Ashley Furniture, Citi Trends, Dollar Tree, Michaels	-
303	Miracle Mile Shopping Plaza	Toledo	OH	Toledo, OH	1955	315,515		67.6%		1,522	14.19	Kroger	Big Lots, Harbor Freight Tools	-
304	Marketplace	Tulsa	OK	Tulsa, OK	1992	186,851		100.0%		1,894	10.14	-	Basset Home Furnishings, Boot Barn, Conn's, David's Bridal, PetSmart	Best Buy
305	Village West	Allentown	PA	Allentown-Bethlehem-Easton, PA-NJ	1999	140,474		99.4%		2,845	20.38	Giant Food (Ahold Delhaize)	CVS, Dollar Tree	-
306	Park Hills Plaza	Altoona	PA	Altoona, PA	1985	265,200		83.4%		2,229	10.18	Weis Markets	A.C. Moore, Dunham's Sports, Harbor Freight, Shoe Carnival, Urban Air Adventure Park	-
307	Bensalem Square	Bensalem	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1986	70,378		100.0%		783	11.13	Redner's Warehouse Market	-	Premiere Storage
308	Bethel Park Shopping Center	Bethel Park	PA	Pittsburgh, PA	1965	199,079		100.0%		1,966	10.95	Giant Eagle	Walmart, Pep Boys	-
309	Lehigh Shopping Center	Bethlehem	PA	Allentown-Bethlehem-Easton, PA-NJ	1955	373,766		92.1%		3,748	13.89	Giant Food (Ahold Delhaize)	Aetna, Big Lots, Citi Trends, Dollar Tree, Mega Marshalls, PetSmart, Rite Aid, Staples, Wines & Spirits	-
310	Bristol Park	Bristol	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1993	282,654		37.0%		1,472	15.03	-	Ollie's Bargain Outlet	-
311	Chalfont Village Shopping Center	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	46,051		73.6%		423	12.48	-	-	-
312	New Britain Village Square	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	143,716		85.8%		2,403	19.49	Giant Food (Ahold Delhaize)	Wine & Spirits Shoppe	-
313	Collegeville Shopping Center (3)	Collegeville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2019	110,696		75.1%		1,338	16.10	Kimberton Whole Foods	Pep Boys, Rascal Fitness	-
314	Plymouth Square Shopping Center (4)	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1959	235,728	(4)	79.3%	(4)	3,523	18.84	Weis Markets	Marshalls, REI, Sweat Fitness	-
315	Whitemarsh Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	74,432		100.0%		1,958	26.31	Giant Food (Ahold Delhaize)	Wine & Spirits Shoppe	-
316	Valley Fair	Devon	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2001	105,086		98.2%		1,064	10.31	-	Chuck E. Cheese's, Mealey's Furniture	-
317	Dickson City Crossings	Dickson City	PA	Scranton--Wilkes-Barre--Hazleton, PA	1997	312,699		93.8%		3,248	18.08	-	Burlington Stores, Dollar Tree, Gabe's, Party City, PetSmart, T.J.Maxx, The Home Depot	-
318	Barn Plaza	Doylestown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	237,681		99.3%		3,542	15.01	-	Kohl's, Marshalls, Regal Cinemas	-
319	Pilgrim Gardens	Drexel Hill	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1955	75,223		100.0%		1,316	17.50	-	Dollar Tree, Ross Dress for Less, Tuesday Morning, US Post Office	-
320	New Garden Center	Kennett Square	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1979	144,920		97.0%		989	7.19	-	Big Lots, Ollie's Bargain Outlet, Planet Fitness	-
321	Stone Mill Plaza	Lancaster	PA	Lancaster, PA	2008	106,736		97.9%		1,329	12.72	Giant Food (Ahold Delhaize)	-	-
322	North Penn Market Place	Lansdale	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1977	58,358		92.9%		999	19.73	Weis Markets*	-	-
323	Village at Newtown (3)	Newtown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2019	202,896		92.8%		5,896	31.64	McCaffrey's	Pier 1 Imports	-
324	Ivyridge	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1963	106,353		100.0%		2,691	25.30	-	Dollar Tree, Target, Wine & Spirits	-
325	Roosevelt Mall (3)	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2019	581,693		97.3%		8,744	34.53	-	LA Fitness, Macy's, Modell's Sporting Goods, Rainbow, Ross Dress For Less	-
326	Shoppes at Valley Forge	Phoenixville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2003	176,676		93.3%		1,286	7.80	Redner's Warehouse Market	French Creek Outfitters, Staples	-

Supplemental Disclosure - Three Months Ended June 30, 2019	Page 47

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

327	County Line Plaza	Souderton	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1971	154,758	97.1%	1,553	10.74	ALDI	Dollar Tree, Planet Fitness, Rite Aid, VF Outlet	-
328	69th Street Plaza	Upper Darby	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1994	41,711	100.0%	419	10.05	Fresh Grocer (Wakefern)*	EZ Bargains, Rent-A-Center, Super Dollar City	-
329	Warminster Town Center	Warminster	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1997	237,152	100.0%	3,690	16.88	ShopRite	A.C. Moore, Modell's Sporting Goods, Old Navy, Party City, PetSmart, Ross Dress for Less	Kohl's
330	Shops at Prospect	West Hempfield	PA	Lancaster, PA	1994	63,392	97.6%	798	12.89	Musser's Markets	Penn State Health	Kmart
331	Whitehall Square	Whitehall	PA	Allentown-Bethlehem-Easton, PA-NJ	2006	315,192	97.5%	3,634	11.82	Redner's Warehouse Market	Dollar Tree, Gabe's, Mealey's Furniture, National Tire & Battery, PetSmart, Ross Dress for Less, Staples	-
332	Wilkes-Barre Township Marketplace	Wilkes-Barre	PA	Scranton--Wilkes-Barre--Hazleton, PA	2004	307,610	97.9%	2,359	33.49	Walmart Supercenter	Chuck E Cheese, Cracker Barrel, Party City, Shoe Carnival	-
333	Belfair Towne Village	Bluffton	SC	Hilton Head Island-Bluffton-Beaufort, SC	2006	165,039	92.2%	2,313	15.20	Kroger	Stein Mart	-
334	Milestone Plaza	Greenville	SC	Greenville-Anderson-Mauldin, SC	1995	89,721	97.4%	1,578	19.18	BI-LO (Southeastern Grocers)	-	-
335	Circle Center	Hilton Head	SC	Hilton Head Island-Bluffton-Beaufort, SC	2000	65,313	96.9%	880	13.90	BI-LO (Southeastern Grocers)	-	-
336	Island Plaza	James Island	SC	Charleston-North Charleston, SC	1994	173,524	96.2%	1,599	9.71	Food Lion (Ahold Delhaize)	Dollar Tree, Gold's Gym, Tuesday Morning	-
337	Festival Centre	North Charleston	SC	Charleston-North Charleston, SC	1987	325,347	95.9%	2,840	9.20	-	Gold's Gym, New Spring Church, New York Beauty and Fashion, Sears Outlet	-
338	Fairview Corners I & II	Simpsonville	SC	Greenville-Anderson-Mauldin, SC	2003	131,002	96.2%	1,993	15.82	-	Ross Dress for Less, T.J.Maxx	Target
339	Hillcrest Market Place	Spartanburg	SC	Spartanburg, SC	1965	360,277	93.2%	4,131	12.92	Publix	Marshalls, NCG Cinemas, Office Depot, Petco, Ross Dress for Less, Stein Mart	-
340	East Ridge Crossing	Chattanooga	TN	Chattanooga, TN-GA	1999	58,950	86.1%	558	11.00	Food Lion (Ahold Delhaize)	-	-
341	Watson Glen Shopping Center	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	265,027	100.0%	2,907	11.07	ALDI	At Home, Big Lots, Franklin Athletic Club, Trees n Trends	-
342	Williamson Square	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	331,386	98.3%	3,820	11.73	-	Family Leisure, Goldfish Swim School, Grace Church Nashville, Hobby Lobby, Painted Tree Marketplace, Planet Fitness	-
343	Greeneville Commons	Greeneville	TN	Greeneville, TN	2002	223,564	94.3%	1,728	8.51	-	Belk, Burkes Outlet, Five Below, Hobby Lobby, Marshalls, Ross Dress for Less	-
344	Kingston Overlook	Knoxville	TN	Knoxville, TN	1996	122,536	100.0%	1,141	9.56	-	Badcock Home Furniture, Sears Outlet, Urban Air Adventure Park	-
345	The Commons at Wolfcreek (2)	Memphis	TN	Memphis, TN-MS-AR	2014	652,349	94.8%	9,434	15.80	-	Academy Sports + Outdoors, Best Buy, Big Lots, Dave & Busters, David's Bridal, DSW, Office Depot, Painted Tree Marketplace, PetSmart, T.J.Maxx, Value City Furniture	Target, The Home Depot
346	Georgetown Square	Murfreesboro	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2003	114,117	90.3%	1,284	12.45	Kroger	Aaron's	-
347	Nashboro Village	Nashville	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1998	86,811	98.2%	1,089	12.78	Kroger	-	Walgreens
348	Commerce Central	Tullahoma	TN	Tullahoma-Manchester, TN	1995	182,401	98.9%	1,342	7.44	Walmart Supercenter	Dollar Tree	-
349	Merchant's Central	Winchester	TN	Tullahoma-Manchester, TN	1997	208,123	95.8%	1,231	6.18	Walmart Supercenter	Goody's	-
350	Palm Plaza	Aransas	TX	Corpus Christi, TX	2002	50,475	82.8%	336	8.04	-	Bealls (Stage Stores), Family Dollar	-
351	Parmer Crossing	Austin	TX	Austin-Round Rock, TX	1989	163,712	98.4%	1,895	11.76	Big Bazar Grocery	Big Lots, Dollar Tree, Harbor Freight Tools, Mega Furniture, Planet Fitness	Fry's Electronics
352	Baytown Shopping Center	Baytown	TX	Houston-The Woodlands-Sugar Land, TX	1987	95,941	95.3%	1,359	14.86	-	24 Hour Fitness	-
353	El Camino	Bellaire	TX	Houston-The Woodlands-Sugar Land, TX	2008	71,651	100.0%	696	9.71	El Ahorro Supermarket	Dollar Tree, Family Dollar	-
354	Bryan Square	Bryan	TX	College Station-Bryan, TX	2008	59,029	65.8%	310	10.17	-	99 Cents Only, Citi Trends, Firestone	-
355	Townshire	Bryan	TX	College Station-Bryan, TX	2002	136,887	90.3%	1,043	8.44	-	Tops Printing	-
356	Central Station	College Station	TX	College Station-Bryan, TX	1976	176,706	100.0%	3,023	17.50	-	Dollar Tree, HomeGoods, Party City, Spec's Liquors	Kohl's
357	Rock Prairie Crossing	College Station	TX	College Station-Bryan, TX	2002	118,700	97.8%	1,373	27.44	Kroger	CVS	-
358	Carmel Village (3)	Corpus Christi	TX	Corpus Christi, TX	2019	84,667	95.0%	1,017	12.64	-	Crunch Fitness, Dollar Tree, Tuesday Morning	-
359	Claremont Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1976	66,980	95.5%	561	8.87	-	Family Dollar	-
360	Kessler Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1975	68,962	48.0%	519	15.68	-	Family Dollar	-
361	Stevens Park Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1974	45,492	100.0%	461	10.13	-	Big Lots, O'Reilly Auto Parts	-
362	Webb Royal Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1961	108,545	96.9%	1,124	11.18	El Rio Grande Latin Market	Family Dollar	-

Supplemental Disclosure - Three Months Ended June 30, 2019	Page 48

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

363	Wynnewood Village (3)	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2019	539,253	93.9%	5,953	14.07	El Rancho, Kroger	Fallas, Gen X Clothing, LA Fitness, Maya Cinema, Ross Dress for Less	-
364	Parktown	Deer Park	TX	Houston-The Woodlands-Sugar Land, TX	1999	118,221	92.7%	984	8.97	Food Town	Burkes Outlet, Walgreens	-
365	Kenworthy Crossing	El Paso	TX	El Paso, TX	2003	74,393	92.6%	732	10.63	Albertsons	-	Anytime Fitness
366	Preston Ridge	Frisco	TX	Dallas-Fort Worth-Arlington, TX	2018	789,559	95.4%	15,882	21.22	SuperTarget*	Best Buy, Big Lots, Boot Barn, DSW, Old Navy, Marshalls, Nordstrom Rack, Ross Dress for Less, Saks OFF Fifth, Stein Mart, T.J.Maxx	-
367	Ridglea Plaza	Ft. Worth	TX	Dallas-Fort Worth-Arlington, TX	1990	170,519	89.8%	1,842	12.03	Tom Thumb (Albertsons)	Goody Goody Wine & Spirits, Stein Mart	-
368	Trinity Commons	Ft. Worth	TX	Dallas-Fort Worth-Arlington, TX	1998	197,423	91.0%	3,648	20.30	Tom Thumb (Albertsons)	DSW, Ulta	-
369	Village Plaza	Garland	TX	Dallas-Fort Worth-Arlington, TX	2002	89,444	92.1%	1,089	13.29	Truong Nguyen Grocer	-	-
370	North Hills Village	Haltom City	TX	Dallas-Fort Worth-Arlington, TX	1998	43,299	84.7%	270	7.36	-	Dollar Tree	-
371	Highland Village Town Center	Highland Village	TX	Dallas-Fort Worth-Arlington, TX	1996	99,374	96.9%	1,069	11.10	-	Painted Tree Marketplace, Planet Fitness	-
372	Bay Forest	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	71,667	96.0%	744	10.82	Kroger	-	-
373	Beltway South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	107,174	97.0%	958	28.30	Kroger	-	-
374	Braes Heights (3)	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2019	92,904	91.6%	2,315	27.20	-	CVS, Imagination Toys, I W Marks Jewelers	-
375	Braes Oaks Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1992	42,567	93.8%	432	10.82	-	-	-
376	Braesgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1997	91,382	98.3%	637	7.09	Food Town	-	-
377	Broadway	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2006	74,717	100.0%	942	13.10	El Ahorro Supermarket	Blink Fitness (Equinox), Melrose Fashions	-
378	Clear Lake Camino South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1964	105,501	90.4%	1,443	16.20	ALDI	24 Hour Fitness, Mr. Gatti's Pizza, Spec's Liquors	-
379	Hearthstone Corners (3)	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2019	208,147	95.0%	2,068	10.46	El Rancho	Big Lots, Conn's	-
380	Jester Village (3)	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2019	62,665	96.7%	1,236	20.40	-	24 Hour Fitness	-
381	Jones Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2000	111,206	84.4%	900	9.59	-	Fitness Connection	-
382	Jones Square	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	169,786	100.0%	1,434	8.45	-	Big Lots, Hobby Lobby	-
383	Maplewood	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	98,112	99.4%	902	9.25	Foodarama	Burke's Outlet, Kids Empire	-
384	Merchants Park	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2009	243,798	98.7%	3,450	14.34	Kroger	Big Lots, Petco, Ross Dress for Less, Tuesday Morning	-
385	Northgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1972	40,244	81.4%	241	7.36	El Rancho*	Affordable Furniture, Firestone, TitleMax	-
386	Northshore	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	223,954	90.2%	2,748	13.83	Sellers Bros.	Conn's, Dollar Tree, Office Depot	-
387	Northtown Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1960	190,559	82.4%	2,115	13.68	El Rancho	99 Cents Only, dd's Discounts (Ross)	-
388	Orange Grove	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2005	184,704	99.1%	1,835	10.45	-	24 Hour Fitness, Floor & Décor	-
389	Pinemont Shopping Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	68,378	100.0%	912	13.66	-	Family Dollar, Houston Community College	-
390	Royal Oaks Village	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	144,929	95.1%	3,282	23.82	H-E-B	-	-
391	Tanglewilde Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	83,343	100.0%	1,302	15.76	ALDI	Dollar Tree, Party City, Salon In The Park	-
392	Westheimer Commons	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1984	245,967	94.3%	2,156	9.30	Fiesta Mart	King Dollar, Marshalls, Sanitas Medical Center	-
393	Fry Road Crossing	Katy	TX	Houston-The Woodlands-Sugar Land, TX	2005	240,940	98.0%	2,483	11.06	-	Hobby Lobby, Palais Royal, Stein Mart	-
394	Washington Square	Kaufman	TX	Dallas-Fort Worth-Arlington, TX	1978	64,230	100.0%	415	6.46	-	AutoZone, Bealls (Stage Stores), Dollar Tree	-
395	Jefferson Park	Mount Pleasant	TX	Mount Pleasant, TX	2001	130,096	100.0%	968	7.44	Super 1 Foods	Harbor Freight Tools, PetSense	-
396	Winwood Town Center	Odessa	TX	Odessa, TX	2002	372,534	100.0%	3,289	13.97	H-E-B	dd's Discounts (Ross), Michaels, Office Depot, Party City, Ross Dress for Less, Target	-
397	Crossroads Centre - Pasadena	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1997	146,567	94.3%	1,988	15.36	Kroger	LA Fitness	-
398	Spencer Square	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1998	186,732	92.2%	2,053	12.28	Kroger	Burkes Outlet	-
399	Pearland Plaza	Pearland	TX	Houston-The Woodlands-Sugar Land, TX	1995	156,491	94.6%	1,154	7.79	Kroger	Harbor Freight Tools, Walgreens	-
400	Market Plaza	Plano	TX	Dallas-Fort Worth-Arlington, TX	2002	139,358	85.6%	2,640	23.19	Central Market (H-E-B)	-	-
401	Preston Park Village	Plano	TX	Dallas-Fort Worth-Arlington, TX	1985	270,128	87.6%	5,431	25.62	-	Gap Factory Store, Infinite Bounds Gymnastics	-
402	Keegan's Meadow	Stafford	TX	Houston-The Woodlands-Sugar Land, TX	1999	125,293	97.9%	1,289	10.81	El Rancho	Palais Royal	-
403	Texas City Bay	Texas City	TX	Houston-The Woodlands-Sugar Land, TX	2005	224,514	89.7%	1,988	9.98	Kroger	Conn's, Harbor Freight Tools, Planet Fitness	-
404	Windvale Center	The Woodlands	TX	Houston-The Woodlands-Sugar Land, TX	2002	101,088	98.3%	1,162	27.65	-	-	-
405	The Centre at Navarro	Victoria	TX	Victoria, TX	2005	66,102	96.2%	756	16.63	ALDI	Planet Fitness, Walgreens	-

Supplemental Disclosure - Three Months Ended June 30, 2019	Page 49

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year			Percent						Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA		Leased		ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

406	Spradlin Farm	Christiansburg	VA	Blacksburg-Christiansburg-Radford, VA	2000	181,055		97.7%		2,654	15.27	-	Barnes & Noble, Big Lots, Michaels, Petco, T.J.Maxx	Target, The Home Depot
407	Culpeper Town Square	Culpeper	VA	Washington-Arlington-Alexandria, DC-VA-MD-WV	1999	132,882		100.0%		1,209	9.10	Weis Markets	Mountain Run Bowling, Tractor Supply Co.	-
408	Hanover Square	Mechanicsville	VA	Richmond, VA	1991	140,448		94.2%		2,014	15.22	-	Gold's Gym, Hobby Lobby	Kohl's
409	Tuckernuck Square	Richmond	VA	Richmond, VA	1981	86,010		92.7%		1,231	15.44	-	2nd & Charles, Chuck E. Cheese's	-
410	Cave Spring Corners	Roanoke	VA	Roanoke, VA	2005	147,133		100.0%		1,203	13.63	Kroger	Hamrick's	-
411	Hunting Hills	Roanoke	VA	Roanoke, VA	1989	167,875		95.3%		1,462	9.23	-	Dollar Tree, Kohl's, PetSmart	-
412	Lake Drive Plaza	Vinton	VA	Roanoke, VA	2008	163,290		100.0%		1,346	8.25	Kroger	Big Lots, Dollar Tree	-
413	Hilltop Plaza	Virginia Beach	VA	Virginia Beach-Norfolk-Newport News, VA-NC	2010	150,300		97.7%		2,779	20.91	Trader Joe's	JOANN, Kirkland’s, PetSmart, Ulta	-
414	Ridgeview Centre	Wise	VA	Big Stone Gap, VA	1990	190,242		78.6%		1,160	7.75	-	Dollar Tree, Grand Home Furnishings, Harbor Freight Tools, Marshalls, Ollie's Bargain Outlet	Belk
415	Rutland Plaza	Rutland	VT	Rutland, VT	1997	224,514		98.1%		1,943	8.82	Price Chopper	Dollar Tree, Flagship Cinemas, T.J.Maxx, Walmart	-
416	Spring Mall	Greenfield	WI	Milwaukee-Waukesha-West Allis, WI	2003	165,692		25.9%		431	26.07	-	T.J.Maxx	Walgreens
417	Mequon Pavilions	Mequon	WI	Milwaukee-Waukesha-West Allis, WI	1967	219,277		95.0%		3,387	16.26	Sendik's Food Market	Bed Bath & Beyond, DSW, Marshalls	-
418	Moorland Square Shopping Ctr	New Berlin	WI	Milwaukee-Waukesha-West Allis, WI	1990	98,303		98.7%		991	10.21	Pick 'n Save (Kroger)	-	-
419	Paradise Pavilion	West Bend	WI	Milwaukee-Waukesha-West Allis, WI	2000	203,545		95.2%		1,402	7.24	-	Hobby Lobby, Kohl's	ShopKo
420	Moundsville Plaza	Moundsville	WV	Wheeling, WV-OH	2004	176,156		98.3%		1,302	7.52	Kroger	Big Lots, Dunham's Sports, Peebles	-
421	Grand Central Plaza	Parkersburg	WV	Parkersburg-Vienna, WV	1986	75,344		90.7%		782	11.44	-	Office Depot, O'Reilly Auto Parts, T.J.Maxx	-

	TOTAL PORTFOLIO					73,280,766	(4)	91.5%	(4)	$894,735	$14.39

(1) * Indicates grocer is not owned.
(2) Property is listed as two individual properties on Company website for marketing purposes.
(3) Indicates property is currently in redevelopment.
(4) Plymouth Square Shopping Center excludes square footage related to the anticipated relocation of Brixmor's regional office.

Supplemental Disclosure - Three Months Ended June 30, 2019	Page 50